                                     ANNEX A

                      CHARACTERISTICS OF THE MORTGAGE LOANS

     The schedule and tables appearing in this Annex A set forth certain information for the mortgage loans and mortgaged properties. The information is presented, where applicable, as of the cut-off date for each mortgage loan and the related mortgaged properties. The statistics in such schedule and tables were derived, in many cases, from information and operating statements furnished by or on behalf of the respective borrowers. The information and operating statements were generally unaudited and have not been independently verified by the depositor or the underwriters or any of their respective affiliates or any other person. The sum of the amounts in any column of any of the tables of this Annex A may not equal the indicated total under such column due to rounding.

     Net income for a mortgaged property as determined in accordance with generally accepted accounting principles would not be the same as the stated underwritten net cash flow for such mortgaged property as provided in the following schedule or tables. In addition, underwritten net cash flow is not a substitute for or comparable to operating income as determined in accordance with generally accepted accounting principles as a measure of the results of a property's operations or a substitute for cash flows from operating activities determined in accordance with GAAP as a measure of liquidity. No representation is made as to the future net cash flow of the mortgaged properties, nor is the underwritten net cash flow provided in this prospectus supplement for any mortgaged property intended to represent such future net cash flow.

     In the schedule and tables provided in this Annex A, for mortgage loans evidenced by one mortgage note, but secured by multiple mortgaged properties, for some purposes, separate amounts for each such related mortgaged property are shown.

DEFINITIONS

     For purposes of the prospectus supplement, including the schedule and tables in this Annex A, the indicated terms have the following meanings, as modified, by reference to the "Certain Loan Payment Terms" below and footnotes to the schedules that follow:

     1. "Underwritten net cash flow," "underwritten NCF" or "UW NCF" for any mortgaged property, means an estimate of cash flow available for debt service in a typical year of stable, normal operations. Generally, it is the estimated revenue derived from the use and operation of such mortgaged property less the sum of estimated (a) operating expenses (such as utilities, administrative expenses, repairs and maintenance, management and franchise fees and advertising), (b) fixed expenses (such as insurance, real estate taxes and, if applicable, ground lease payments), (c) with the exception of multifamily and hospitality properties, capital expenditures and reserves for capital expenditures, including tenant improvement costs and leasing commissions, as applicable, and (d) allowance for vacancies and losses. Underwritten net cash flow generally does not reflect interest expense and non-cash items such as depreciation and amortization. The underwritten net cash flow for each mortgaged property is calculated on the basis of numerous assumptions and subjective judgments, which, if ultimately proven erroneous, could cause the actual net cash flow for such mortgaged property to differ materially from the underwritten net cash flow for any mortgaged property. Some assumptions and subjective judgments relate to future events, conditions and circum-stances, including future expense levels, the re-leasing of vacant space and the continued leasing of occupied space, that will be affected by a variety of complex factors over which none of the depositor, the seller or the servicer have control. In some cases, the underwritten net cash flow for any mortgaged property is higher, and may be materially higher, than the annual net cash flow for that mortgaged property, based on historical operating statements.

     In determining underwritten net cash flow for a mortgaged property, the seller generally relied on rent rolls and/or other generally unaudited financial information provided by the respective borrowers. In some cases the appraisal and/or local market information was the primary basis for the determination. From that information, the seller calculated stabilized estimates of cash flow that took into consideration historical financial statements (where available), material changes in the operating position of a mortgaged property of which the applicable seller was aware (e.g., newly signed leases, expirations of "free rent" periods and market rent and market vacancy data), and estimated capital expenditures, leasing commission and tenant improvement reserves. In some cases, the applicable seller's estimate of underwritten net cash flow reflected differences from the information contained in the operating statements obtained from the respective borrowers (resulting in either an increase or decrease in the estimate of underwritten net cash flow derived therefrom) based upon the seller's own analysis of those operating statements and the assumptions applied by the respective borrowers in preparing those statements and information. In some instances, for example, property management fees and other expenses may have been taken into account in the calculation of underwritten net cash flow even though these expenses may not have been reflected in actual historic operating statements. In most of those cases, the information was annualized, with adjustments for items deemed not appropriate to be annualized, before using it as a basis for the determination of underwritten net cash flow. No assurance can be given with respect to the accuracy of the information provided by any borrowers, or the adequacy of the procedures used by any seller in determining the presented operating information.

     2. "Annual debt service" generally means, for any mortgage loan, 12 times the monthly payment in effect as of the cut-off date for such mortgage loan or, for some mortgage loans that pay interest for only a period of time, 12 times the monthly payment in effect at the end of such period. In the case of the AmeriSuites loan and the MacArthur Center loan, annual debt service is the amount as scheduled in the related note as being due and payable for such period.

     3. "UW NCF DSCR," "underwritten NCF DSCR," "debt service coverage ratio," "DSC Ratio" or "DSCR" means, for any mortgage loan, (a) the underwritten net cash flow for the mortgaged property, divided by (b) the annual debt service for such mortgage loan, assuming for the purposes of this Annex A, except as otherwise indicated, in the case of the mortgage loans providing for earnout reserves (which, if the conditions for release are not met by a certain date, would be used to partially prepay or defease the mortgage loan), that the principal balance of the mortgage loan is reduced by the amount of the earnout.

     Generally, debt service coverage ratios are used by income property lenders to measure the ratio of (a) cash currently generated by a property that is available for debt service to (b) required debt service payments. However, debt service coverage ratios measure only the current, or recent, ability of a property to service mortgage debt. If a property does not possess a stable operating expectancy (for instance, if it is subject to material leases that are scheduled to expire during the loan term and that provide for above-market rents and/or that may be difficult to replace), a debt service coverage ratio may not be a reliable indicator of a property's ability to service the mortgage debt over the entire remaining loan term. The underwritten NCF DSCRs are presented in this prospectus supplement for illustrative purposes only and, as discussed above, are limited in their usefulness in assessing the current, or predicting the future, ability of a mortgaged property to generate sufficient cash flow to repay the related mortgage loan. As a result, no assurance can be given, and no representation is made, that the underwritten NCF DSCRs accurately reflect that ability. The underwritten NCF DSCR for the interest-only mortgage loans is based on the payment due after the interest-only period, and for the step amortization mortgage loans is based on the payment due as of the cut-off date or the payment due after the interest-only period, as applicable.

     4. "Appraised value" means, for any mortgaged property, the appraiser's adjusted value as stated in the most recent third-party appraisal available to the depositor. In some cases, the appraiser's adjusted value takes into account certain repairs or stabilization of operations. In some cases in which the appraiser assumed the completion of repairs, such repairs were, generally, either completed before the delivery date or the seller has taken reserves sufficient to complete such repairs. No representation is made that any such value would approximate either the value that would be determined in a current appraisal of the related mortgaged property or the amount that would be realized upon a sale.

     5. "Cut-off date loan-to-value ratio," "loan-to-value ratio," "cut-off date LTV," "current LTV" or "CLTV" means, with respect to any mortgage loan,
(a) the cut-off date balance of that mortgage loan (except as otherwise indicated, net of earnout reserves or additional collateral, if applicable) divided by (b) the appraised value of the mortgaged property or mortgaged properties. For mortgage loans for which earnout reserves have been established, cut-off date loan-to-value ratio is shown assuming that the earnout is not achieved, except as otherwise indicated.

     6. "Square feet," "sq. ft." or "SF" means, in the case of a mortgaged property operated as a retail center, office or medical office complex, industrial/warehouse facility, combination retail office facility or other special purpose property, the square footage of the net rentable or leasable area.

     7. "Units" means: (1) in the case of a mortgaged property operated as multifamily housing, the number of apartments, regardless of the size of or number of rooms in the apartment and (2) in the case of a mortgaged property operated as a hospitality property, the number of guest rooms. For purposes of this Annex A, the total number of units shown for certain multifamily properties may be greater than the total number of multifamily units shown in the multifamily schedule because certain of the multifamily properties have commercial units in addition to multifamily units.

     8. "Occupancy" means the percentage of square feet or units, as the case may be, of the mortgaged property that was occupied or leased or, in the case of certain properties, average units so occupied over a specified period, as of a specified date (identified on this Annex A as the "occupancy as of date") or as specified by the borrower or as derived from the mortgaged property's rent rolls, operating statements or appraisals or as determined by a site inspection of the mortgaged property. Information in this Annex A concerning the "largest tenant" is presented as of the same date as of which the occupancy percentage is specified.

     9. "Balloon or ARD balance" means, for any balloon loan or ARD loan, the principal amount that will be due at maturity or on the anticipated repayment date for that balloon loan or ARD loan.

     10. "Scheduled maturity date LTV" or "ARD LTV" means, for any balloon loan or ARD loan, the Balloon or ARD Balance for that mortgage loan divided by the appraised value of the related mortgaged property.

     11. "Mortgage rate" means, for any mortgage loan, the mortgage rate in effect as of the cut-off date for that mortgage loan.

     12. "Servicing fee rate" for each mortgage loan is the percentage rate per annum provided in Annex A for such mortgage loan at which compensation is payable for the servicing of that mortgage loan (which includes the master servicing fee rate) and at which compensation is also payable to the trustee.

     13. "Prepayment provisions" for each mortgage loan are: "lock," which means the duration of lockout period, and "defeasance," which means the duration of any defeasance period. The number following the "/" is the number of months for which the related call protection provision is in effect, exclusive of the maturity date for calculation purposes only.

     14. "Term to maturity" means, for any mortgage loan, the remaining term, in months, from the cut-off date for that mortgage loan to the earlier of the related maturity date or anticipated repayment date.

     15. In those instances where the same tenant leases space under multiple leases, the date shown as the "Largest Tenant Lease Expiration" is the earliest termination date of any of such leases.

     16. "Underwritten net operating income," "underwritten NOI" or "UW NOI" for any mortgaged property means net cash flow before deducting for capital expenditures and any deposits to reserves for capital expenditures, including tenant improvement costs and leasing commissions, as applicable.

INTEREST ONLY LOANS

     Loan Number 21015. The mortgage loan requires monthly payments of interest only (calculated using actual/360 interest accrual method) from October 5, 2000 through September 5, 2002. Commencing on October 5, 2002 and continuing through maturity, monthly payments of principal and interest in the amount of $225,555.63 are required.

     Loan Number 27395. The mortgage loan requires monthly payments of interest only (calculated using actual/360 interest accrual method) from August 5, 2000 through May 5, 2001. Commencing on June 5, 2001 and continuing through maturity, monthly payments of principal and interest in the amount $95,638.53 are required.

     Loan Number 11029240. The mortgage loan requires monthly payments of interest only in the amount of $88,214.58 from October 1, 2000 through September 1, 2001. Commencing on October 1, 2001 and continuing through maturity, monthly payments of principal and interest in the amount of $96,948.79 are required.

CERTAIN RESERVES

     Loan Number 27443. The mortgage loan requires an initial deposit of $100 into the replacement reserve. Beginning December 1, 2000 and on the first day of each subsequent calendar month through April 1, 2001, borrower is paying $8,000 per month into the replacement reserve. Commencing on May 1, 2001 and thereafter, a monthly payment is based on 1/12th of 5% of gross revenues from the property during the immediately preceding calendar year.

     Loan Number 28269. The mortgage loan requires an initial deposit of $100 into the replacement reserve. Commencing on October 1, 2001 and thereafter, the monthly payment is based on 1/12th of 5% of gross revenues from the property during the immediately preceding calendar year.

     Loan Number 28270. The mortgage loan requires an initial deposit of $1,000 into the replacement reserve. The borrower is paying $10,926.17 per month into the replacement reserve through April 1, 2001. Commencing on May 1, 2001 the monthly payment is based on 1/12th of 5% of gross revenues from the property during the immediately preceding calendar year.

     Loan Number 28491. The mortgage loan requires monthly payments of $6,351.51 per month into the replacement reserve through April 1, 2001. Commencing on May 1, 2001 the monthly payment is based on 1/12th of 4% of gross revenues from the property during the immediately preceding calendar year.

     Loan Number 28493. The mortgage loan requires an initial deposit of $1,000 into the replacement reserve. The borrower is paying $7,400 per month into the replacement reserve through April 1, 2001. Commencing on May 1, 2001 the monthly payment is based on 1/12th of 4% of gross revenues from the property during the immediately preceding calendar year.

     Loan Number 28497. The mortgage loan requires an initial deposit of $1000 into the replacement reserve. Beginning September 1, 2000 and on the first day of each subsequent calendar month through April 1, 2001, borrower is paying $6,900 per month into the replacement reserve. Commencing on May 1, 2001 the monthly payment is based on 1/12th of 4% of gross revenues from the property during the immediately preceding calendar year.

     Loan Number 28499. The mortgage loan requires an initial deposit of $1,000 into the replacement reserve. The borrower is paying $7,500 per month into the replacement reserve through April 1, 2001, which is 4% of total gross revenues. Commencing on May 1, 2001 the monthly payment is based on 1/12th of 4% of gross revenues from the property during the immediately preceding calendar year.

     Loan Number 28640. The mortgage loan requires an initial deposit of $2,000 into the replacement reserve. The borrower is paying $8,000 per month into the replacement reserve beginning January 2001 through April 2001. Commencing on May 1, 2001, the monthly payment will be 1/12th of 4% of gross revenues based on the operation of the property during the immediately preceding calendar year.

     Loan Number 29734. The mortgage loan requires monthly payments equal to 1/12th of 4% of annual Operating Revenues as calculated both on an aggregate basis for all properties and on an individual basis for each property into the replacement reserve. The borrower shall not be required to make such replacement reserve deposit so long as the DSCR has not fallen below 1.48x and within twenty (20) days following the end of each calendar quarter, the borrower provides Lender with reports of the expenditures made by the borrower for the replacements for each property during such calendar quarter. If the actual expenditures made by the borrower are less than the replacements budget for that quarter, the borrower must deposit the difference into the replacement reserve.

     Loan Number DBM8915. The mortgage loan requires ongoing monthly deposits of $21,964 into the tenant improvement and leasing commission reserve, and $3,248 into the replacement reserve.

     Loan Number DBM11332. The mortgage loan requires ongoing monthly deposits of $10,200 into the replacement reserve.

     Loan Number DBM12838. The mortgage loan requires ongoing monthly deposits of $16,000 into the replacement reserve.

     Loan Number DBM12916. The mortgage loan requires an initial deposit of $323,858 into the immediate repairs reserve, and ongoing monthly deposits of $26,581 into the tenant improvement and leasing commission reserve, and $3,744 into the replacement reserve.

     Loan Number DBM13744. The mortgage loan requires an initial deposit of $177,750 into the immediate repairs reserve, and ongoing monthly deposits of $5,284 into the tenant improvement and leasing commission reserve, and $1,647 into the replacement reserve.

     Loan Number DBM13840. The mortgage loan requires ongoing monthly deposits of $70,048 into the tenant improvement and leasing commission reserve, and $10,596 into the replacement reserve.

     Loan Number DBM13892. The mortgage loan requires an initial deposit of $396,125 into the immediate repairs reserve, and ongoing monthly deposits of $4,158 into the replacement reserve.

     Loan Number DBM14180. The mortgage loan requires an initial deposit of $115,250 into the immediate repairs reserve, and ongoing monthly deposits of $5,167 in the replacement reserve.

     Loan No. 09-0001388. The mortgage loan requires an initial deposit of $266,000 into the tenant improvement and leasing commissions account. All funds will be released upon receipt of a tenant estoppel certificate signed by tenant.

     Loan No. 09-0001367. The mortgage loan requires an initial deposit of $1,020,000 into the tenant improvement and leasing commissions account for tenant improvements under certain leases. In addition, monthly deposits may be required up to a certain amount. The mortgage loan also requires an initial deposit of $80,000 that will be released upon receipt of a tenant estoppel certificate.

     Loan No. 09-0001381. The mortgage loan requires an initial deposit of $900,000 for the tenant improvement of the space leased to certain tenants. Upon receipt of executed tenant estoppel and lien waivers, the borrower may request a release of such amounts.

     Loan No. 09-0001334. The mortgage loan requires an initial deposit of $435,500 and monthly deposits of $2,000 into the tenant improvement and leasing commissions account. The borrower may request a release of such amounts upon
(1) execution of a new or renewal lease with respect to certain tenants upon certain terms specified in the related loan documents and (2) receipt of a tenant estoppel certificate.

     Loan No. 09-0001385. The mortgage loan requires an initial deposit of $73,563 in respect of leasing commissions and a deposit of $286,757 in respect of tenant improvements into an escrow account. Upon execution of all lien waivers this deposit will be released. Also collected at closing was a deposit of $36,514. All funds will be released upon receipt of a tenant estoppel certificate signed by tenant.

     Loan No. 09-0001369. The mortgage loan requires an initial deposit of $386,061 into the tenant improvement and leasing commissions account to be used for tenant improvements required under certain leases which will be released upon receipt of tenant estoppel certificates. Additionally, the borrower is required to make monthly deposits of $4,167 for tenant improvement and leasing commission obligations beginning October 1, 2005 and must post an irrevocable and unconditional standby letter of credit in the amount of $250,000 prior to November 15, 2009.

     Loan No. 09-0001404. The mortgage loan requires an initial deposit of $65,000 into the tenant improvement and leasing commissions account which will be released upon receipt of an executed tenant estoppel certificate.

     Loan No. 09-0001390. The mortgage loan requires an initial deposit of $83,475 into the tenant improvement and leasing commissions account.

EARNOUT LOANS

     "Earnout loans" are mortgage loans that require the related borrower to deposit a portion of the original loan amount in a reserve fund pending satisfaction of certain conditions, including without limitation achievement of certain DSCRs, CLTVs or satisfaction of certain occupancy tests. Each earnout loan provides that in the event the conditions are not met by a certain date, the servicer may apply amounts held in the reserves to prepay or partially defease the related mortgage loan. For all but two of the earnout loans listed below, the earliest date on which any amounts may be so applied is set forth beneath the caption "Earliest Defeasance or Prepay Date." For each of these earnout loans, the underwritten NCF DSCRs and CLTVs shown in this prospectus supplement and on the foldout pages in this Annex A are calculated based on the principal balance of those mortgage loans net of the related earnout amount. Those underwritten DSCRs and CLTVs are also shown beneath the caption "Net of Earnout Underwritten NCF DSCR" and "Net of Earnout LTV" in the table below. The amounts beneath the captions "Full Balance Cut-Off Date LTV" and "Full Balance Cut-Off Date NCF DSCR" are calculated based on a principal balance of those mortgage loans that includes the related earnout amount. The following table sets forth certain information regarding the earnout loans:

                                                     FULL LOAN     NET OF
 CONTROL       LOAN        EARNOUT       CURRENT       AMOUNT     EARNOUT
  NUMBER       NO.          AMOUNT       BALANCE        LTV         LTV
  ------       ---          ------       -------        ---         ---
    59           2476    $  232,000    $ 5,393,921      72.89%      69.76%
    33           2730    $  400,000    $ 9,579,724      69.42%      66.52%
    94           2823    $  500,000    $ 3,194,811      72.61%      61.25%
    20           2949    $  400,000    $14,939,887      79.89%      77.75%
   143       01102924    $  130,300    $ 1,297,834      68.31%      61.45%
    57       DBM10207    $1,215,000    $ 5,546,720      67.64%      67.64%
   117       DBM13977    $  250,000    $ 7,098,749      69.96%      69.96%

           FULL LOAN      NET OF                                     IF PREPAY,
 CONTROL     AMOUNT    EARNOUT NCF     EARNOUT        DEFEASE/      YIELD MAINT.
  NUMBER      DSCR         DSCR          DATE          PREPAY         APPLIC.
  ------      ----         ----          ----          ------         -------
    59        1.15x        1.20x        3/25/01   Prepay           Yes
    33        1.23x        1.28x        1/26/01   Prepay           Yes
    94        1.11x        1.31x        9/19/01   Prepay           No
    20        1.23x        1.26x       8/1/2001   Prepay           Yes
   143        1.39x        1.55x       12/23/00   Prepay           Yes
    57        1.29x        1.29x      11/1/2010   Defease/Prepay   Yes
   117        1.32x        1.32x     12/31/2007   Prepay           No

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                     ANNEX A
                      CHARACTERISTICS OF THE MORTGAGE LOANS

   CONTROL
   NUMBER            LOAN SELLER                LOAN NUMBER                                          PROPERTY NAME
------------------------------------------------------------------------------------------------------------------------------------
      1       GMACCM                               24082           Arizona Mills
      2       GMACCM                              GSMC 1           MacArthur Center
      3       Deutsche Bank                      DBM13840          1999 Broadway Building
      4       GMACCM                               29734           Amerisuites/Residence Inn Portfolio
     4a       GMACCM                              29734-A          AmeriSuites - Birmingham
     4b       GMACCM                              29734-B          AmeriSuites Uptown - Albuquerque
     4c       GMACCM                              29734-C          AmeriSuites - Linthicum Heights
     4d       GMACCM                              29734-D          AmeriSuites - Tampa
     4e       GMACCM                              29734-E          AmeriSuites - Flagstaff
     4f       GMACCM                              29734-F          AmeriSuites - Forest Park
     4g       GMACCM                              29734-G          Homewood Suites - Germantown
     4h       GMACCM                              29734-H          Residence Inn - Somers Point
------------------------------------------------------------------------------------------------------------------------------------
      5       Deutsche Bank                      DBM13657          201 East 14th - Coral Tower
      6       GMACCM                               21015           St. Croix Apartments at Pelican Marsh
      7       Deutsche Bank                      DBM12838          Coral Gate Apartments
      8       GMACCM                               28723           Lichtenstein Retail Portfolio
     8a       GMACCM                              28723-A          Hale Road Plaza
     8b       GMACCM                              28723-B          Christmas Tree Shops Plaza
     8c       GMACCM                              28723-C          Bernie's Plaza
------------------------------------------------------------------------------------------------------------------------------------
      9       Deutsche Bank                      DBM14078          Copper Canyon Apartments
     10       Deutsche Bank                      DBM13207          201 East 86th Street
     11       GMACCM                               28450           Governor's Square Apartments
     12       Archon Financial                  09-0001378         Poinsettia Plaza/Main Retail Plaza
     13       Archon Financial                  09-0001401         Harbor Pointe Apartments
------------------------------------------------------------------------------------------------------------------------------------
     14       Deutsche Bank                       DBM9716          A-C Development Portfolio
     14a      Deutsche Bank                      DBM9716-A         Georgetown Square Shopping Center
     14b      Deutsche Bank                      DBM9716-B         Lake Murray Shopping Center
     14c      Deutsche Bank                      DBM9716-C         Litchfield Market Village
     14d      Deutsche Bank                      DBM9716-D         Piggly Wiggly
------------------------------------------------------------------------------------------------------------------------------------
     15       Deutsche Bank                       DBM8915          Maryland Trade Center III
     16       Archon Financial                  09-0001403         Brittany at Waterford Lakes Apartments
     17       Archon Financial                  09-0001392         Uptown Center
     18       Archon Financial                  09-0001388         Long Beach Town Square
     19       Archon Financial                  09-0001402         Cross Timbers Apartments
------------------------------------------------------------------------------------------------------------------------------------
     20       GMACCM                               29497           Briargrove Plaza Shopping Center
     21       RFC                                991091618         Valley Creek Office Property
     22       Deutsche Bank                      DBM11332          Colonial Townhouse
     23       RFC                                11029238          Athens Promenade
     24       RFC                                11029240          DeZavala Oaks Apartments
------------------------------------------------------------------------------------------------------------------------------------
     25       GMACCM                               27395           Bound Brook Apartments
     26       Deutsche Bank                      DBM12916          B & O Building
     27       Deutsche Bank                      DBM12721          Napa Valley Apartments
     28       RFC                                991091621         Courtyard by Marriott - Orange
     29       GMACCM                               28997           Hillside Village Shopping Center
------------------------------------------------------------------------------------------------------------------------------------
     30       Archon Financial                  09-0001380         One North Main
     31       GMACCM                               28269           Holiday Inn-Pittsburgh Airport
     32       Archon Financial                  09-0001412         International Business Park IV
     33       GMACCM                               27302           Fairfax Circle Shopping Center
     34       Archon Financial                  09-0001367         East Town Center
------------------------------------------------------------------------------------------------------------------------------------
     35       RFC                                991091659         Avanex II
     36       Archon Financial                  09-0001399         1200 Pacific Avenue
     37       Archon Financial                  09-0001381         Winchester Meadows
     38       RFC                                991091630         Porter Square Galleria
     39       Archon Financial                  09-0001398         Waterview Apartments
------------------------------------------------------------------------------------------------------------------------------------
     40       RFC                                991091620         Courtyard by Marriott - Westborough
     41       Deutsche Bank                      DBM12603          Dominion Plaza
     42       RFC                                991091256         Windover of Melbourne Apartments
     43       Deutsche Bank                      DBM12582          Ridge Carlton Apartments
     44       Deutsche Bank                      DBM13891          Whisper Hollow
------------------------------------------------------------------------------------------------------------------------------------
     45       RFC                                991091662         Park Colony Apartments
     46       Deutsche Bank                      DBM13933          265 East Office Building
     47       Archon Financial                  09-0001385         Pioneer Plaza I & II
     48       Deutsche Bank                      DBM14180          Chandler's Mill Apartments
     49       Deutsche Bank                      DBM13255          Industry Hills Business Park
------------------------------------------------------------------------------------------------------------------------------------
     50       GMACCM                               28270           Courtyard by Marriott
     51       GMACCM                               28492           Vistas at Northbrook
     52       Archon Financial                  09-0001365         Belle Mill Landing
     53       GMACCM                               28640           Fairfield Inn by Marriott
     54       RFC                                991091255         Windover Health Club Apartments
------------------------------------------------------------------------------------------------------------------------------------
     55       Deutsche Bank                      DBM13573          Pineridge Shopping Center
     56       Archon Financial                  09-0001369         Valley High Business Center
     57       Deutsche Bank                      DBM10207          Dove Canyon Plaza
     58       RFC                                11029222          The Willows Apartments
     59       GMACCM                               24767           Villages at McClintock
------------------------------------------------------------------------------------------------------------------------------------
     60       GMACCM                               28491           TownePlace Suites by Marriott
     61       GMACCM                               28350           Bay Shore Retail Center
     62       Archon Financial                  09-0001386         Hillsdale Office Center
     63       GMACCM                               28616           Waterford at Summit View Apartments
     64       GMACSLP                           01-1026848         Bongiovanni Apartment Portfolio
     64a      GMACSLP                          01-1026848-A        2100 Westbury Court Apartments
     64b      GMACSLP                          01-1026848-B        2110 Westbury Court Apartments
     64c      GMACSLP                          01-1026848-C        3506 Newkirk Avenue Apartments
------------------------------------------------------------------------------------------------------------------------------------
     65       Deutsche Bank                      DBM12720          Pennyfield Estates
     66       Archon Financial                  09-0001391         Crystal Lake Apartments
     67       RFC                                11029255          Fowler Plaza
     68       RFC                                991091257         Windover Golden Pointe
     69       Deutsche Bank                      DBM13574          Kelley Corner
------------------------------------------------------------------------------------------------------------------------------------
     70       RFC                                991091664         Bluffs IV
     71       GMACSLP                           01-1027968         2911 Florence Avenue Retail
     72       Archon Financial                  09-0001334         Home-Kim Group
     73       Archon Financial                  09-0001397         Greencastle Market Place
     74       Deutsche Bank                      DBM13892          High Point Apartments
------------------------------------------------------------------------------------------------------------------------------------
     75       GMACCM                               28493           Courtyard by Marriott
     76       Deutsche Bank                      DBM13744          Powerline Business Center
     77       Archon Financial                  09-0001387         Hanke Building
     78       Archon Financial                  09-0001407         Sierra Town Center
     79       Archon Financial                  09-0001382         Sequoia Grove
------------------------------------------------------------------------------------------------------------------------------------
     80       Archon Financial                  09-0001349         Little River Square Shopping Center
     81       GMACCM                               28499           Courtyard by Marriott (MI)
     82       GMACSLP                           01-1027711         Parkview Professional Building
     83       GMACCM                               28497           Fairfield Inn by Marriott (TX)
     84       Archon Financial                  09-0001376         Arizona Corporate Center
------------------------------------------------------------------------------------------------------------------------------------
     85       GMACCM                               29297           Amtech Systems Corporation Facility
     86       GMACSLP                           01-1026840         Kendall Apartment Portfolio
     86a      GMACSLP                          01-1026840-A        39th Street Apartments
     86b      GMACSLP                          01-1026840-B        Sutton Place Apartments
     86c      GMACSLP                          01-1026840-C        Winston Drive Apartments
     86d      GMACSLP                          01-1026840-D        25th Street Apartments
     86e      GMACSLP                          01-1026840-E        Kennedy Drive Apartments
     86f      GMACSLP                          01-1026840-F        Loganwood Apartments
------------------------------------------------------------------------------------------------------------------------------------
     87       Archon Financial                  09-0001396         Cardinal Plaza Shopping Center
     88       RFC                                991091661         Linens & Things
     89       Archon Financial                  09-0001366         Mill Plain Court Apartments
     90       GMACCM                               27443           Microtel Inn & Suites (Maryland)
     91       RFC                                991091652         Wellington Mobile Home Park
------------------------------------------------------------------------------------------------------------------------------------
     92       RFC                                991091668         Suncrest Village Apartments
     93       Deutsche Bank                      DBM13675          77 Arkay & 89 Cabot
     93a      Deutsche Bank                     DBM13675-A         77 Arkay Drive
     93b      Deutsche Bank                     DBM13675-B         89 Cabot Court
     94       GMACCM                               28233           Bainbridge Self-Storage
------------------------------------------------------------------------------------------------------------------------------------
     95       Archon Financial                  09-0001411         Garden Court Apartments
     96       Archon Financial                  09-0001375         Varnell Crossing Shopping Center
     97       Archon Financial                  09-0001404         South Hill Park Professional Center
     98       RFC                                11029223          Best Buy Mankato
     99       GMACCM                               28394           Pine Circle Townhomes
------------------------------------------------------------------------------------------------------------------------------------
     100      RFC                                991091254         Windover of Fort Pierce Apartments
     101      Archon Financial                  09-0001373         Muir Heights Apartments
     102      RFC                                991091647         Metro Park Complex
     103      Archon Financial                  09-0001400         Granite Industrial Center
     104      Archon Financial                  09-0001410         Durango Crossing Shopping Center
------------------------------------------------------------------------------------------------------------------------------------
     105      Archon Financial                  09-0001394         One Summerside Place
     106      Archon Financial                  09-0001393         Shepherd Hills Center
     107      GMACSLP                           01-1026670         Island Mall
     108      RFC                                991091633         Route One Crossing
     109      RFC                                991091653         Riverbend MHP
------------------------------------------------------------------------------------------------------------------------------------
     110      Deutsche Bank                      DBM12529          Shiels Medical Center Plaza I & II
     111      Archon Financial                  09-0001408         Alder Square Office Building
     112      GMACCM                               27764           Timberlake Courts Apartments
     113      Deutsche Bank                      DBM13456          First Banister and Banister Place
     114      RFC                                991091657         Eckerd Drug/Children's Hospital
------------------------------------------------------------------------------------------------------------------------------------
     115      RFC                                991091654         Beacon Commons
     116      Deutsche Bank                      DBM12485          Brightleaf Shopping Center
     117      Deutsche Bank                      DBM13977          Madison Springs Plaza
     118      RFC                                11029256          Mission Square Retail Center
     119      GMACSLP                           01-1025159         Highland Park Apartments
------------------------------------------------------------------------------------------------------------------------------------
     120      GMACSLP                           01-1026870         Ashley Apartment Building
     121      Archon Financial                  09-0001370         Thomasville Furniture Showroom
     122      Archon Financial                  09-0001374         7419-7431 Lindbergh Drive
     123      GMACSLP                           01-1028013         Carlton Heights Apartments
     124      Archon Financial                  09-0001372         Insight AirCenter
------------------------------------------------------------------------------------------------------------------------------------
     125      RFC                                991091632         Louis Brandman and Sons
     126      RFC                                991091646         Empire Building
     127      RFC                                991091669         Courtyard Park
     128      RFC                                991091631         Lansdale & Five Points Apartments
     129      Archon Financial                  09-0001390         Cavalier Office Park - Building B
------------------------------------------------------------------------------------------------------------------------------------
     130      GMACSLP                           01-1027426         Colonial Apartments
     131      GMACCM                               27963           University Avenue Office Building
     132      Archon Financial                  09-0001389         Cavalier Office Park - Building A
     133      GMACSLP                           01-1024923         Trinity Towers, Brittany Apartments, Wagner Apts
    133a      GMACSLP                          01-1024923-A        Trinity Towers Apartments
    133b      GMACSLP                          01-1024923-B        Brittany Apartments
    133c      GMACSLP                          01-1024923-C        Wagner Apartments
------------------------------------------------------------------------------------------------------------------------------------
     134      RFC                                991091622         Federal Plaza Shopping Center
     135      RFC                                991091666         Parkwood Square Shopping Center
     136      Deutsche Bank                      DBM13480          Alhambra Mobile Home Park
     137      RFC                                991091626         Carrollton/Del-Mar Apartments
     138      RFC                                991091624         Grand Manor Apartments
------------------------------------------------------------------------------------------------------------------------------------
     139      GMACCM                               27587           Airline Medical Office
     140      GMACSLP                           01-1027758         171 - 181 Market Street Office
     141      GMACCM                               27965           Congress Avenue Office Park I
     142      RFC                                991091635         Ath-Dara
     143      RFC                                11029249          Bridgewater Mews
------------------------------------------------------------------------------------------------------------------------------------
     144      Deutsche Bank                      DBM13324          Foothills Business Park
     145      RFC                                991091644         Descanso Plaza Apartments
     146      GMACSLP                           01-1027009         Hudson Place Apartments
     147      GMACSLP                           01-1025837         Greenville Shopping Center
     148      GMACCM                               26252           Hunt Club Apartments
------------------------------------------------------------------------------------------------------------------------------------
     149      GMACCM                               28267           El Camino Real Courtyards
     150      RFC                                991091619         Bluebird Apartments
     151      RFC                                991091628         Wexford Apartments
     152      GMACSLP                           01-1026862         Beach AC Mini-Storage
     153      GMACSLP                           01-1026872         Palmetto Medical Park
------------------------------------------------------------------------------------------------------------------------------------
     154      GMACCM                               28261           Arcadia Business Center
     155      RFC                                991091627         South Lamar Retail
     156      RFC                                991091663         Wheatley Plaza Apartments
     157      GMACSLP                           01-1024063         100 East Main Office
     158      GMACSLP                           01-1027024         Patriot Self Storage
------------------------------------------------------------------------------------------------------------------------------------
     159      GMACCM                               27964           Beach Professional Plaza
     160      GMACSLP                           01-1027879         374 South 5th Street Apartments
     161      RFC                                991091645         210-230 West Nyack Road
     162      GMACSLP                           01-1023747         Independent Packaging Industrial Building
     163      GMACCM                               28992           Brentstone Apartments
------------------------------------------------------------------------------------------------------------------------------------
     164      RFC                                991091650         Metacom Apartments
     165      RFC                                991091634         Oak Apartments
     166      RFC                                991091649         Metacom Retail
     167      GMACSLP                           01-1028782         367 South 5th Street Multifamily
     168      RFC                                11029241          La Comercia
------------------------------------------------------------------------------------------------------------------------------------
     169      RFC                                991091623         Plant City Shopping Center
     170      GMACSLP                           01-1028014         Fairfield Apartments
     171      RFC                                991091655         Southern Acres MHP
     172      RFC                                991091651         Willow Lane Apartments
     173      RFC                                991091665         Huffmeister Plaza
------------------------------------------------------------------------------------------------------------------------------------
     174      RFC                                991091625         Belmont Square
     175      RFC                                991091658         15-17 Massasoit Ave.
------------------------------------------------------------------------------------------------------------------------------------

   CONTROL
   NUMBER             PROPERTY TYPE                                                 ADDRESS
-----------------------------------------------------------------------------------------------------------------------------------
      1              Anchored Retail         5000 Arizona Mills Circle
      2              Anchored Retail         300 Monticello Avenue
      3                   Office             1999 Broadway
      4                  Lodging
     4a                  Lodging             2980 Highway 150
     4b                  Lodging             6901 Arvada Avenue, N.E.
     4c                  Lodging             940 International Drive
     4d                  Lodging             4811 West Main Street
     4e                  Lodging             2455 South Beulah Boulevard
     4f                  Lodging             12001 Chase Plaza Drive
     4g                  Lodging             7855 Wolf River Parkway
     4h                  Lodging             900 Mays Landing Road
-----------------------------------------------------------------------------------------------------------------------------------
      5                Multifamily           201 East 14th Street
      6                Multifamily           4600 St. Croix Lane
      7                Multifamily           6990 N.W. 186th Street
      8              Anchored Retail
     8a              Anchored Retail         120 Hale Road
     8b              Anchored Retail         1505 South Washington Street
     8c              Anchored Retail         40 Cumberland Avenue
-----------------------------------------------------------------------------------------------------------------------------------
      9                Multifamily           5055 West Hacienda Avenue
     10                   Retail             201 East 86th Street
     11                Multifamily           520 P Street, 1451 3rd Street
     12              Anchored Retail         4250-4360 East Main Street & 4687-4731 Telephone Road
     13                Multifamily           5757 Five Flags Boulevard
-----------------------------------------------------------------------------------------------------------------------------------
     14              Anchored Retail
     14a             Anchored Retail         821 King George Boulevard
     14b             Anchored Retail         760 US Highway 378
     14c             Anchored Retail         115 Willbrook Boulevard
     14d             Anchored Retail         1338 North Way (US Hwy 17)
-----------------------------------------------------------------------------------------------------------------------------------
     15                   Office             7501 Greenway Center Drive
     16                Multifamily           701 Brittany Lakes Lane
     17                   Office             2626 Howell Street
     18              Anchored Retail         3978 Cherry Avenue
     19                Multifamily           900 Golden Horseshoe Circle
-----------------------------------------------------------------------------------------------------------------------------------
     20              Anchored Retail         6100 - 6154 Westheimer Road
     21                   Office             8301, 8401, & 8501 Golden Valley Road
     22                Multifamily           29 Foster Drive
     23              Anchored Retail         3640-3660 Atlanta Highway
     24                Multifamily           6033 DeZavala Road
-----------------------------------------------------------------------------------------------------------------------------------
     25                Multifamily           West Union Avenue
     26                   Office             2 North Charles
     27                Multifamily           1349 Horizon Ridge Parkway
     28                  Lodging             136 Marsh Hill Road
     29              Anchored Retail         6441 E. Mockingbird Lane
-----------------------------------------------------------------------------------------------------------------------------------
     30                   Office             101 North Main Street
     31                  Lodging             1406 Beers School Road
     32                   Office             6504 International Parkway
     33                   Retail             9629-9703 Lee Highway
     34              Anchored Retail         2090 Lincoln Highway East
-----------------------------------------------------------------------------------------------------------------------------------
     35                 Industrial           40949 Encyclopedia Circle
     36                 Mixed Use            1200 Pacific Avenue
     37              Anchored Retail         40335-40355 Winchester Road
     38                   Retail             One Porter Square
     39                Multifamily           220 First Street
-----------------------------------------------------------------------------------------------------------------------------------
     40                  Lodging             3 Technology Drive
     41              Anchored Retail         333 Dominion Blvd./1620 Cedar Road
     42                Multifamily           2255 Friday Court #225
     43                Multifamily           7373 Ridge Avenue
     44                Multifamily           3300 Parker Lane
-----------------------------------------------------------------------------------------------------------------------------------
     45                Multifamily           9127 N. Potter Road
     46                   Office             265 East 100 South Street
     47                   Office             1109 & 1211 W. Myrtle
     48                Multifamily           6350 MeadowVista
     49                 Industrial           15940-16056 Amar Rd., 15940-16063 Kaplan Avenue
-----------------------------------------------------------------------------------------------------------------------------------
     50                  Lodging             2700 Hoppe Trail
     51                Multifamily           619 West Orlando Avenue
     52              Anchored Retail         94 West Belle Mill Road
     53                  Lodging             2750 Slater Road
     54                Multifamily           5496 Fitness Circle
-----------------------------------------------------------------------------------------------------------------------------------
     55              Anchored Retail         1788 East Broad Avenue
     56                   Office             3535-3625 40th Avenue Northwest
     57                   Retail             31911-31991 Dove Canyon Drive
     58                Multifamily           49330 Carlos Road
     59                Multifamily           1701 East Don Carlos Avenue
-----------------------------------------------------------------------------------------------------------------------------------
     60                  Lodging             66 Zephyr Road
     61                   Retail             3845 Bayshore Road
     62                   Office             1291 & 1295 East Hillsdale Boulevard
     63                Multifamily           8301 Presidents Drive
     64                Multifamily
     64a               Multifamily           2100 Westbury Court
     64b               Multifamily           2110 Westbury Court
     64c               Multifamily           3506 Newkirk Avenue
-----------------------------------------------------------------------------------------------------------------------------------
     65                Multifamily           10 Pennyfield Avenue
     66                Multifamily           1600-1768 Crystal Lake Drive
     67                   Retail             2301 East Fowler Avenue
     68                Multifamily           2555 Friday Court #225
     69              Anchored Retail         230 Kelly Street
-----------------------------------------------------------------------------------------------------------------------------------
     70                   Office             6305 & 6309 Carpinteria Avenue
     71                   Retail             2911 Florence Avenue
     72                 Industrial           10103 Residency Road
     73              Anchored Retail         N. Antrim Way (Route 11) at Walter Avenue
     74                Multifamily           2400 Wickersham Lane
-----------------------------------------------------------------------------------------------------------------------------------
     75                  Lodging             80 Northeast Loop 410
     76                 Industrial           5601 North Powerline Road
     77                   Office             1110-1130 Main Street
     78              Anchored Retail         2020 Craig Road
     79                Multifamily           900-986 Podva Road
-----------------------------------------------------------------------------------------------------------------------------------
     80              Anchored Retail         1312 West Granthan Street
     81                  Lodging             1592 Mall Drive
     82                   Office             1800 Rockaway Avenue
     83                  Lodging             88 Northeast Loop 410
     84                 Industrial           531 & 561 E. Elliot Rd and 574 E. Alamo Dr.
-----------------------------------------------------------------------------------------------------------------------------------
     85                 Industrial           8600 Jefferson Street, NE
     86                Multifamily
     86a               Multifamily           975, 1005, 1015 39th Street
     86b               Multifamily           1832 - 1836 Sutton Court
     86c               Multifamily           3370 - 3400 Winston Drive
     86d               Multifamily           3902 25th Street
     86e               Multifamily           2005 - 2007 Kennedy Drive
     86f               Multifamily           2104 18th Avenue
-----------------------------------------------------------------------------------------------------------------------------------
     87              Anchored Retail         1419 East Andrews Avenue
     88                   Retail             3200 Mall Loop Drive
     89                Multifamily           16410 SE 5th Street
     90                  Lodging             1170 Winterson Road
     91              Mobile Home Park        245 Lancaster Drive
-----------------------------------------------------------------------------------------------------------------------------------
     92                Multifamily           10901 & 11061 Village Bend Lane
     93                  Various
     93a                  Office             77 Arkay Drive
     93b                Industrial           89 Cabot Court
     94                Self-Storage          9300 Sportsman Club Road NE
-----------------------------------------------------------------------------------------------------------------------------------
     95                Multifamily           119 19th Ave. E
     96              Anchored Retail         3901 Cleveland Highway
     97                   Office             702 South Hill Park Drive
     98              Anchored Retail         1895 Adam Street
     99                Multifamily           7102-7196 Lodgepole Drive, SE
-----------------------------------------------------------------------------------------------------------------------------------
     100               Multifamily           2476 Atlantis Drive
     101               Multifamily           2129 Muir Field Road
     102                Industrial           333 Metro Park
     103                Industrial           3625-3775 West Teco Avenue
     104             Anchored Retail         1145 S. Camino Del Rio
-----------------------------------------------------------------------------------------------------------------------------------
     105                  Office             5999 Summerside Drive
     106                  Office             5930, 5940 & 5980 Hamilton Blvd.
     107                  Retail             1425 McCulloch Boulevard
     108                  Retail             108 Newbury Street (Route 1)
     109             Mobile Home Park        7535 Northeast River Road
-----------------------------------------------------------------------------------------------------------------------------------
     110                  Office             2731 & 2811 Lemmon Avenue
     111                  Office             1404 South Central Avenue
     112               Multifamily           125 Interstate Highway 10 North
     113                  Office             3816 So.1st St.& 3809 So.2nd St.
     114             Anchored Retail         2604 - 2606 Route 130 North
-----------------------------------------------------------------------------------------------------------------------------------
     115               Multifamily           5629-5669 Beacon Street
     116             Anchored Retail         220 East Marlboro Road
     117             Anchored Retail         25285 Madison Avenue
     118                  Retail             9735 Old St. Augustine Road
     119               Multifamily           6622 - 6766 North Fessenden Street
-----------------------------------------------------------------------------------------------------------------------------------
     120               Multifamily           4954 West Pine Boulevard
     121             Anchored Retail         11705 Carolina Place Parkway
     122                Industrial           7419-7431 Lindbergh Drive
     123               Multifamily           8206 Bunche Drive
     124                Industrial           6845 Escondido Street
-----------------------------------------------------------------------------------------------------------------------------------
     125                  Retail             173 Main Street and 10 Catherine Street
     126               Multifamily           1231 Walnut Street
     127               Multifamily           4201 Oglethorpe Street
     128               Multifamily           2713, 2719 Azalea Gardens Rd & 1209-1213 Norview Ave
     129                  Office             51 Cavalier Boulevard
-----------------------------------------------------------------------------------------------------------------------------------
     130               Multifamily           165 Pearl Street
     131                  Office             7373 University Avenue
     132                  Office             47 Cavalier Boulevard
     133               Multifamily
    133a               Multifamily           34 - 38 Vernon Street
    133b               Multifamily           44 New Britain Avenue
    133c               Multifamily           59 Webster Street
-----------------------------------------------------------------------------------------------------------------------------------
     134                  Retail             1924-1960 S. Federal Highway
     135                  Retail             3010 Highway 30 West
     136             Mobile Home Park        109 East Monterey Drive
     137               Multifamily           1600 & 1610 Belt Line Drive
     138               Multifamily           7405 W 123rd Street
-----------------------------------------------------------------------------------------------------------------------------------
     139                  Office             5990 Airline Drive
     140                  Office             171 - 181 Market Street
     141                  Office             1760 N. Congress Avenue
     142               Multifamily           83-93 S. Lansdowne Avenue
     143                  Office             1952 Route 22 East
-----------------------------------------------------------------------------------------------------------------------------------
     144                Industrial           16006 - 16016 Foothill Boulevard
     145               Multifamily           11102 East 16th Avenue
     146               Multifamily           5605, 5610, 5611, 5612 Hudson Street; 1517-1519 Matilda St.
     147                  Retail             2715 Traders Road
     148               Multifamily           2211 West Hickory Street
-----------------------------------------------------------------------------------------------------------------------------------
     149                  Office             250 El Camino Real
     150               Multifamily           900 - 908 Rice Street
     151               Multifamily           430 Elm Street
     152               Self-Storage          101 Central Road
     153                  Office             22023 State Road 7
-----------------------------------------------------------------------------------------------------------------------------------
     154                  Office             735 W. Duarte Road
     155                  Retail             2300 South Lamar Boulevard
     156               Multifamily           5600 Market Street
     157                  Office             100 East Main Street and 101 East Water Street
     158               Self-Storage          1144 Sigman Road
-----------------------------------------------------------------------------------------------------------------------------------
     159                  Office             12362 Beach Boulevard
     160               Multifamily           374 South 5th Street
     161                Industrial           210 - 230 West Nyack Road
     162                Industrial           303 North Curry Pike
     163               Multifamily           2712 Bartlett Avenue
-----------------------------------------------------------------------------------------------------------------------------------
     164               Multifamily           400R Metacom Avenue
     165               Multifamily           8904-8914 Temple Terrace Highway
     166                  Retail             390 Metacom Avenue
     167               Multifamily           367 South 5th Street
     168                  Retail             5805 Lyons Avenue
-----------------------------------------------------------------------------------------------------------------------------------
     169                  Retail             1705-1707 Jim Redman Parkway
     170               Multifamily           100 South Bowser Road
     171             Mobile Home Park        3334 East Southern Avenue
     172               Multifamily           3101-3111 Willow Lane
     173                  Retail             11302 Huffmeister Road
-----------------------------------------------------------------------------------------------------------------------------------
     174                  Retail             6347-6359 West Belmont Avenue
     175               Multifamily           15-17 Massasoit Ave.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       CROSS
   CONTROL                                                                                                         COLLATERALIZED
   NUMBER                           CITY                                  STATE                ZIP CODE                GROUPS
------------------------------------------------------------------------------------------------------------------------------------
      1       Tempe                                                      Arizona                85282
      2       Norfolk                                                   Virginia                23510
      3       Denver                                                    Colorado                80202
      4
     4a       Hoover                                                     Alabama                35244
     4b       Albuquerque                                              New Mexico               87110
     4c       Linthicum Heights                                         Maryland                21090
     4d       Tampa                                                      Florida                33607
     4e       Flagstaff                                                  Arizona                86001
     4f       Forest Park                                                 Ohio                  45240
     4g       Germantown                                                Tennessee               38138
     4h       Somers Point                                             New Jersey               08244
------------------------------------------------------------------------------------------------------------------------------------
      5       New York                                                  New York                10003
      6       Naples                                                     Florida                34109
      7       Miami                                                      Florida                33015
      8
     8a       Manchester                                               Connecticut              06040
     8b       North Attleboro                                         Massachusetts             02760
     8c       North Attleboro                                         Massachusetts             02760
------------------------------------------------------------------------------------------------------------------------------------
      9       Las Vegas                                                  Nevada                 89118
     10       New York                                                  New York                11028
     11       Sacramento                                               California               95814
     12       Ventura                                                  California               93033
     13       Orlando                                                    Florida                32822
------------------------------------------------------------------------------------------------------------------------------------
     14
     14a      Savannah                                                   Georgia                31419
     14b      Lexington                                              South Carolina             29072
     14c      Pawley's Island                                        South Carolina             29585
     14d      Darien                                                     Georgia                31305
------------------------------------------------------------------------------------------------------------------------------------
     15       Greenbelt                                                 Maryland                20770
     16       Orlando                                                    Florida                32828
     17       Dallas                                                      Texas                 75204
     18       Long Beach                                               California               90807
     19       Morrisville                                            North Carolina             27560
------------------------------------------------------------------------------------------------------------------------------------
     20       Houston                                                     Texas                 77057
     21       Golden Valley                                             Minnesota               55427
     22       Willimantic                                              Connecticut              06226
     23       Athens                                                     Georgia                30606
     24       San Antonio                                                 Texas                 78249
------------------------------------------------------------------------------------------------------------------------------------
     25       Bound Brook                                              New Jersey               08805
     26       Baltimore                                                 Maryland                21201
     27       Henderson                                                  Nevada                 89012
     28       Orange                                                   Connecticut              06477
     29       Dallas                                                      Texas                 75214
------------------------------------------------------------------------------------------------------------------------------------
     30       Ann Arbor                                                 Michigan                48104
     31       Moon Township                                           Pennsylvania              15108
     32       Plano                                                       Texas                 75093
     33       Fairfax                                                   Virginia                22031
     34       East Lampeter Township                                  Pennsylvania              17576
------------------------------------------------------------------------------------------------------------------------------------
     35       Fremont                                                  California               94538
     36       Santa Cruz                                               California               95060
     37       Temecula                                                 California               92591
     38       Cambridge                                               Massachusetts             02140
     39       Kirkland                                                 Washington               98033
------------------------------------------------------------------------------------------------------------------------------------
     40       Westborough                                             Massachusetts             01581
     41       Chesapeake                                                Virginia                23322
     42       West Melbourne                                             Florida                32904                  Group C
     43       Philadelphia                                            Pennsylvania              19128
     44       Austin                                                      Texas                 78741                  Group F
------------------------------------------------------------------------------------------------------------------------------------
     45       Des Plaines                                               Illinois                60016
     46       Salt Lake City                                              Utah                  84111
     47       Boise                                                       Idaho                 83702
     48       Corpus Christi                                              Texas                 78414
     49       City of Industry                                         California               91744
------------------------------------------------------------------------------------------------------------------------------------
     50       Round Rock                                                  Texas                 78681
     51       Normal                                                    Illinois                61761
     52       Red Bluff                                                California               96080
     53       Morrisville                                            North Carolina             27560
     54       Orlando                                                    Florida                32839                  Group C
------------------------------------------------------------------------------------------------------------------------------------
     55       Rockingham                                             North Carolina             28379
     56       Rochester                                                 Minnesota               55901
     57       Trabuco Canyon                                           California               92679
     58       Chesterfield Township                                     Michigan                48045
     59       Tempe                                                      Arizona                85281
------------------------------------------------------------------------------------------------------------------------------------
     60       Williston                                                  Vermont                05495
     61       Lower Township                                           New Jersey               08204
     62       Foster City                                              California               94404
     63       Swatara Township                                        Pennsylvania              17111
     64
     64a      Brooklyn                                                  New York                11225
     64b      Brooklyn                                                  New York                11225
     64c      Brooklyn                                                  New York                11225
------------------------------------------------------------------------------------------------------------------------------------
     65       Bronx                                                     New York                10465
     66       Corvallis                                                  Oregon                 97333
     67       Tampa                                                      Florida                33612
     68       West Melbourne                                             Florida                32904                  Group C
     69       Lake City                                              South Carolina             29560
------------------------------------------------------------------------------------------------------------------------------------
     70       Carpinteria                                              California               93013
     71       Los Angeles                                              California               90255
     72       Manassas                                                  Virginia                20110
     73       Greencastle                                             Pennsylvania              17225
     74       Austin                                                      Texas                 78741                  Group F
------------------------------------------------------------------------------------------------------------------------------------
     75       San Antonio                                                 Texas                 78216
     76       Fort Lauderdale                                            Florida                33309
     77       Cincinnati                                                  Ohio                  45210
     78       North Los Vegas                                            Nevada                 89031
     79       Danville                                                 California               94526
------------------------------------------------------------------------------------------------------------------------------------
     80       Goldsboro                                              North Carolina             27530
     81       Benton Harbor                                             Michigan                49022
     82       Hewlett                                                   New York                11557
     83       San Antonio                                                 Texas                 78216
     84       Chandler                                                   Arizona                85225
------------------------------------------------------------------------------------------------------------------------------------
     85       Albuquerque                                              New Mexico               87113
     86
     86a      Bettendorf                                                  Iowa                  52722
     86b      Bettendorf                                                  Iowa                  52722
     86c      Bettendorf                                                  Iowa                  52722
     86d      Moline                                                    Illinois                61265
     86e      East Moline                                               Illinois                61244
     86f      Moline                                                    Illinois                61265
------------------------------------------------------------------------------------------------------------------------------------
     87       Henderson                                              North Carolina             27536
     88       Joliet                                                    Illinois                60432
     89       Vancouver                                                Washington               98684
     90       Linthicum                                                 Maryland                21090
     91       Reno                                                       Nevada                 89506
------------------------------------------------------------------------------------------------------------------------------------
     92       Houston                                                     Texas                 77072
     93
     93a      Hauppauge                                                 New York                11788
     93b      Hauppauge                                                 New York                11788
     94       Bainbridge Island                                        Washington               98110
------------------------------------------------------------------------------------------------------------------------------------
     95       Seattle                                                  Washington               98112
     96       Varnell                                                    Georgia                30721
     97       Puyallup                                                 Washington               98373
     98       Mankato                                                   Minnesota               56001
     99       Grand Rapids                                              Michigan                49548
------------------------------------------------------------------------------------------------------------------------------------
     100      Ft. Pierce                                                 Florida                34981                  Group C
     101      Madison                                                   Wisconsin               53719
     102      Rochester                                                 New York                14623
     103      Las Vegas                                                  Nevada                 89103
     104      Durango                                                   Colorado                81301
------------------------------------------------------------------------------------------------------------------------------------
     105      Dallas                                                      Texas                 75252
     106      Wescosville                                             Pennsylvania              18106
     107      Lake Havasu City                                           Arizona                92083
     108      Peabody                                                 Massachusetts             01960
     109      Otsego                                                    Minnesota               55330
------------------------------------------------------------------------------------------------------------------------------------
     110      Dallas                                                      Texas                 75204
     111      Kent                                                     Washington               98032
     112      Beaumont                                                    Texas                 77707
     113      Austin                                                      Texas                 78704
     114      Cinnaminson                                              New Jersey               08077
------------------------------------------------------------------------------------------------------------------------------------
     115      Pittsburgh                                              Pennsylvania              15217
     116      Farmville                                              North Carolina             27828
     117      Murrieta                                                 California               92562
     118      Jacksonville                                               Florida                32257
     119      Portland                                                   Oregon                 97203
------------------------------------------------------------------------------------------------------------------------------------
     120      St. Louis                                                 Missouri                63108
     121      Pineville                                              North Carolina             28134
     122      Gaithersburg                                              Maryland                20879
     123      Dallas                                                      Texas                 75243                  Group B
     124      Las Vegas                                                  Nevada                 89119
------------------------------------------------------------------------------------------------------------------------------------
     125      Norwalk                                                  Connecticut              06851
     126      Philadelphia                                            Pennsylvania              19107
     127      Hyattsville                                               Maryland                20781
     128      Norfolk                                                   Virginia                23513
     129      Florence                                                  Kentucky                41042
------------------------------------------------------------------------------------------------------------------------------------
     130      Seymour                                                  Connecticut              06483
     131      La Mesa                                                  California               92041                  Group A
     132      Florence                                                  Kentucky                41042
     133
    133a      Hartford                                                 Connecticut              06106
    133b      Hartford                                                 Connecticut              06106
    133c      Hartford                                                 Connecticut              06106
------------------------------------------------------------------------------------------------------------------------------------
     134      Stuart                                                     Florida                34994                  Group D
     135      Huntsville                                                  Texas                 77340
     136      Globe                                                      Arizona                85501
     137      Carrollton                                                  Texas                 75211
     138      Apple Valley                                              Minnesota               55124
------------------------------------------------------------------------------------------------------------------------------------
     139      Houston                                                     Texas                 77076
     140      Paterson                                                 New Jersey               07505
     141      West Palm Beach                                            Florida                33409                  Group A
     142      Lansdowne                                               Pennsylvania              19050
     143      Bridgewater                                              New Jersey               08807
------------------------------------------------------------------------------------------------------------------------------------
     144      Irwindale                                                California               91706
     145      Aurora                                                    Colorado                80010
     146      Dallas                                                      Texas                 75206
     147      Greenville                                                  Texas                 75402
     148      Denton                                                      Texas                 76201
------------------------------------------------------------------------------------------------------------------------------------
     149      Tustin                                                   California               92780
     150      St. Paul                                                  Minnesota               55117
     151      Pottstown                                               Pennsylvania              19464
     152      Indian Harbor Beach                                        Florida                32937
     153      Boca Raton                                                 Florida                33428
------------------------------------------------------------------------------------------------------------------------------------
     154      Arcadia                                                  California               91007
     155      Austin                                                      Texas                 78704
     156      Houston                                                     Texas                 77020
     157      Charlottesville                                           Virginia                22902
     158      Conyers                                                    Georgia                30012
------------------------------------------------------------------------------------------------------------------------------------
     159      Stanton                                                  California               90680                  Group A
     160      Brooklyn                                                  New York                11211
     161      West Nyack                                                New York                10960
     162      Bloomington                                                Indiana                47404
     163      Pascagoula                                               Mississippi              39567
------------------------------------------------------------------------------------------------------------------------------------
     164      Bristol                                                 Rhode Island              02809                  Group E
     165      Tampa                                                      Florida                33637
     166      Bristol                                                 Rhode Island              02809                  Group E
     167      Brooklyn                                                  New York                11211
     168      Houston                                                     Texas                 77020
------------------------------------------------------------------------------------------------------------------------------------
     169      Plant City                                                 Florida                33566                  Group D
     170      Richardson                                                  Texas                 75081                  Group B
     171      Phoenix                                                    Arizona                85040
     172      Bronx(Pelham Bay)                                         New York                10461
     173      Houston                                                     Texas                 77065
------------------------------------------------------------------------------------------------------------------------------------
     174      Chicago                                                   Illinois                60618
     175      Bristol                                                 Rhode Island              02809
------------------------------------------------------------------------------------------------------------------------------------

                                                                                         % OF AGGREGATE       CUMULATIVE % OF
   CONTROL                                     ORIGINAL               CUT-OFF DATE        INITIAL POOL         INITIAL POOL
   NUMBER           RELATED GROUPS            BALANCE ($)              BALANCE ($)           BALANCE              BALANCE
------------------------------------------------------------------------------------------------------------------------------------
      1                                      146,000,000               145,831,430            11.44                11.44
      2                                      101,000,000               101,000,000            7.92                 19.36
      3                                       50,000,000                49,966,246            3.92                 23.28
      4                                       31,500,000                31,468,201            2.47                 25.75
     4a
     4b
     4c
     4d
     4e
     4f
     4g
     4h
------------------------------------------------------------------------------------------------------------------------------------
      5                                       30,000,000                29,978,826            2.35                 28.10
      6                                       29,800,000                29,800,000            2.34                 30.44
      7                                       28,400,000                28,340,494            2.22                 32.67
      8                 Group 1               28,350,000                28,331,922            2.22                 34.89
     8a
     8b
     8c
------------------------------------------------------------------------------------------------------------------------------------
      9                                       25,500,000                25,472,358            2.00                 36.89
     10                                       20,000,000                19,986,797            1.57                 38.45
     11                                       19,600,000                19,556,631            1.53                 39.99
     12                                       19,500,000                19,457,892            1.53                 41.51
     13                 Group 8               18,400,000                18,378,727            1.44                 42.96
------------------------------------------------------------------------------------------------------------------------------------
     14                                       18,273,900                18,243,221            1.43                 44.39
     14a
     14b
     14c
     14d
------------------------------------------------------------------------------------------------------------------------------------
     15                                       18,100,000                18,068,851            1.42                 45.81
     16                 Group 8               15,850,000                15,831,186            1.24                 47.05
     17                                       15,280,000                15,252,319            1.20                 48.24
     18                                       15,200,000                15,174,418            1.19                 49.43
     19                 Group 8               15,100,000                15,082,077            1.18                 50.62
------------------------------------------------------------------------------------------------------------------------------------
     20                                       14,950,000                14,939,887            1.17                 51.79
     21                                       14,000,000                13,947,530            1.09                 52.88
     22                                       14,000,000                13,976,203            1.10                 53.98
     23                                       13,300,000                13,286,010            1.04                 55.02
     24                                       13,150,000                13,150,000            1.03                 56.05
------------------------------------------------------------------------------------------------------------------------------------
     25                 Group 1               12,960,000                12,960,000            1.02                 57.07
     26                                       12,800,000                12,786,275            1.00                 58.07
     27                                       12,200,000                12,174,928            0.96                 59.03
     28                 Group 4               12,190,000                12,123,647            0.95                 59.98
     29                                       12,050,000                12,029,212            0.94                 60.92
------------------------------------------------------------------------------------------------------------------------------------
     30                                       11,890,000                11,882,403            0.93                 61.86
     31                                       10,500,000                10,481,894            0.82                 62.68
     32                                       10,350,000                10,343,223            0.81                 63.49
     33                                        9,600,000                 9,579,724            0.75                 64.24
     34                                        9,500,000                 9,480,693            0.74                 64.98
------------------------------------------------------------------------------------------------------------------------------------
     35                                        9,500,000                 9,477,053            0.74                 65.73
     36                                        9,465,800                 9,455,001            0.74                 66.47
     37                                        9,000,000                 8,990,766            0.71                 67.18
     38                                        8,885,000                 8,833,493            0.69                 67.87
     39                                        8,700,000                 8,694,103            0.68                 68.55
------------------------------------------------------------------------------------------------------------------------------------
     40                 Group 4                8,630,000                 8,583,025            0.67                 69.22
     41                                        7,280,000                 7,272,151            0.57                 69.79
     42                                        6,820,000                 6,805,233            0.53                 70.33
     43                                        6,700,000                 6,688,696            0.52                 70.85
     44                                        6,600,000                 6,593,077            0.52                 71.37
------------------------------------------------------------------------------------------------------------------------------------
     45                                        6,500,000                 6,483,295            0.51                 71.88
     46                                        6,500,000                 6,495,813            0.51                 72.39
     47                                        6,400,000                 6,395,852            0.50                 72.89
     48                                        6,160,000                 6,153,139            0.48                 73.37
     49                                        6,150,000                 6,139,726            0.48                 73.85
------------------------------------------------------------------------------------------------------------------------------------
     50                                        6,100,000                 6,083,592            0.48                 74.33
     51                                        6,100,000                 6,085,660            0.48                 74.81
     52                                        5,840,000                 5,828,362            0.46                 75.27
     53                                        5,800,000                 5,786,500            0.45                 75.72
     54                                        5,725,000                 5,712,604            0.45                 76.17
------------------------------------------------------------------------------------------------------------------------------------
     55                                        5,570,000                 5,566,570            0.44                 76.60
     56                                        5,550,000                 5,540,752            0.43                 77.04
     57                                        5,550,000                 5,546,720            0.44                 77.47
     58                                        5,480,000                 5,470,868            0.43                 77.90
     59                                        5,400,000                 5,393,921            0.42                 78.33
------------------------------------------------------------------------------------------------------------------------------------
     60                                        5,200,000                 5,185,037            0.41                 78.73
     61                                        5,100,000                 5,094,598            0.40                 79.13
     62                                        5,000,000                 4,994,856            0.39                 79.53
     63                                        5,000,000                 4,996,645            0.39                 79.92
     64                                        4,975,000                 4,965,197            0.39                 80.31
     64a
     64b
     64c
------------------------------------------------------------------------------------------------------------------------------------
     65                                        4,975,000                 4,965,878            0.39                 80.70
     66                                        4,850,000                 4,840,999            0.38                 81.08
     67                                        4,808,000                 4,803,377            0.38                 81.45
     68                                        4,805,000                 4,794,596            0.38                 81.83
     69                                        4,800,000                 4,797,044            0.38                 82.21
------------------------------------------------------------------------------------------------------------------------------------
     70                                        4,700,000                 4,677,703            0.37                 82.57
     71                                        4,650,000                 4,641,273            0.36                 82.94
     72                                        4,500,000                 4,482,939            0.35                 83.29
     73                                        4,500,000                 4,491,743            0.35                 83.64
     74                                        4,450,000                 4,445,332            0.35                 83.99
------------------------------------------------------------------------------------------------------------------------------------
     75                 Group 2                4,400,000                 4,385,061            0.34                 84.33
     76                                        4,200,000                 4,195,643            0.33                 84.66
     77                                        4,125,000                 4,116,011            0.32                 84.99
     78                                        4,100,000                 4,097,353            0.32                 85.31
     79                                        4,016,000                 4,011,196            0.31                 85.62
------------------------------------------------------------------------------------------------------------------------------------
     80                                        3,850,000                 3,839,200            0.30                 85.92
     81                 Group 2                3,800,000                 3,786,431            0.30                 86.22
     82                                        3,765,000                 3,755,960            0.29                 86.51
     83                 Group 2                3,700,000                 3,687,438            0.29                 86.80
     84                                        3,550,000                 3,546,317            0.28                 87.08
------------------------------------------------------------------------------------------------------------------------------------
     85                                        3,500,000                 3,496,165            0.27                 87.36
     86                                        3,450,000                 3,443,562            0.27                 87.63
     86a
     86b
     86c
     86d
     86e
     86f
------------------------------------------------------------------------------------------------------------------------------------
     87                                        3,400,000                 3,396,048            0.27                 87.89
     88                                        3,400,000                 3,388,080            0.27                 88.16
     89                                        3,300,000                 3,296,462            0.26                 88.42
     90                                        3,300,000                 3,288,994            0.26                 88.67
     91                                        3,260,000                 3,253,412            0.26                 88.93
------------------------------------------------------------------------------------------------------------------------------------
     92                                        3,225,000                 3,217,979            0.25                 89.18
     93                                        3,201,000                 3,197,651            0.25                 89.43
     93a
     93b
     94                                        3,200,000                 3,194,811            0.25                 89.68
------------------------------------------------------------------------------------------------------------------------------------
     95                                        3,195,000                 3,192,777            0.25                 89.93
     96                                        3,150,000                 3,146,768            0.25                 90.18
     97                                        3,080,000                 3,077,983            0.24                 90.42
     98                                        3,000,000                 2,995,161            0.23                 90.66
     99                                        3,000,000                 2,994,976            0.23                 90.89
------------------------------------------------------------------------------------------------------------------------------------
     100                                       2,950,000                 2,943,612            0.23                 91.12
     101                                       2,925,000                 2,919,727            0.23                 91.35
     102                                       2,900,000                 2,884,745            0.23                 91.58
     103                                       2,860,000                 2,854,794            0.22                 91.80
     104                                       2,640,000                 2,638,236            0.21                 92.01
------------------------------------------------------------------------------------------------------------------------------------
     105                                       2,530,000                 2,527,346            0.20                 92.21
     106                                       2,500,000                 2,493,148            0.20                 92.40
     107                                       2,480,000                 2,475,119            0.19                 92.60
     108                                       2,428,000                 2,416,032            0.19                 92.79
     109                                       2,400,000                 2,391,847            0.19                 92.98
------------------------------------------------------------------------------------------------------------------------------------
     110                                       2,400,000                 2,396,207            0.19                 93.16
     111                                       2,350,000                 2,348,452            0.18                 93.35
     112                                       2,275,000                 2,270,127            0.18                 93.53
     113                                       2,243,000                 2,241,573            0.18                 93.70
     114                                       2,242,000                 2,236,920            0.18                 93.88
------------------------------------------------------------------------------------------------------------------------------------
     115                                       2,200,000                 2,195,529            0.17                 94.05
     116                                       2,150,000                 2,146,217            0.17                 94.22
     117                                       2,100,000                 2,098,749            0.16                 94.38
     118                                       2,015,000                 2,009,661            0.16                 94.54
     119                                       2,000,000                 1,994,979            0.16                 94.70
------------------------------------------------------------------------------------------------------------------------------------
     120                                       2,000,000                 1,995,716            0.16                 94.85
     121                                       2,000,000                 1,996,709            0.16                 95.01
     122                                       2,000,000                 1,996,126            0.16                 95.17
     123                                       1,960,000                 1,955,735            0.15                 95.32
     124                                       1,955,000                 1,953,756            0.15                 95.47
------------------------------------------------------------------------------------------------------------------------------------
     125                                       1,900,000                 1,881,300            0.15                 95.62
     126                                       1,791,000                 1,784,821            0.14                 95.76
     127                                       1,750,000                 1,743,813            0.14                 95.90
     128                                       1,730,000                 1,718,602            0.13                 96.03
     129                Group 9                1,720,000                 1,717,155            0.13                 96.17
------------------------------------------------------------------------------------------------------------------------------------
     130                                       1,700,000                 1,696,238            0.13                 96.30
     131                                       1,685,000                 1,682,107            0.13                 96.43
     132                Group 9                1,680,000                 1,677,221            0.13                 96.56
     133                                       1,580,000                 1,572,308            0.12                 96.69
    133a
    133b
    133c
------------------------------------------------------------------------------------------------------------------------------------
     134                                       1,510,000                 1,503,586            0.12                 96.80
     135                                       1,500,000                 1,495,877            0.12                 96.92
     136                                       1,500,000                 1,499,181            0.12                 97.04
     137                                       1,482,000                 1,475,493            0.12                 97.16
     138                Group 7                1,380,000                 1,376,391            0.11                 97.26
------------------------------------------------------------------------------------------------------------------------------------
     139                                       1,350,000                 1,349,161            0.11                 97.37
     140                                       1,342,000                 1,339,900            0.11                 97.47
     141                                       1,340,000                 1,337,700            0.10                 97.58
     142                                       1,336,000                 1,330,267            0.10                 97.68
     143                                       1,300,000                 1,297,834            0.10                 97.79
------------------------------------------------------------------------------------------------------------------------------------
     144                                       1,255,000                 1,252,909            0.10                 97.88
     145                                       1,219,000                 1,210,266            0.09                 97.98
     146                                       1,200,000                 1,196,844            0.09                 98.07
     147                                       1,160,000                 1,157,388            0.09                 98.16
     148                                       1,100,000                 1,092,670            0.09                 98.25
------------------------------------------------------------------------------------------------------------------------------------
     149                                       1,100,000                 1,098,192            0.09                 98.34
     150                Group 7                1,100,000                 1,078,500            0.08                 98.42
     151                                       1,100,000                 1,095,911            0.09                 98.51
     152                                       1,000,000                   993,364            0.08                 98.58
     153                                       1,000,000                   998,030            0.08                 98.66
------------------------------------------------------------------------------------------------------------------------------------
     154                                       1,000,000                   998,471            0.08                 98.74
     155                                       1,000,000                   995,843            0.08                 98.82
     156                                       1,000,000                   995,926            0.08                 98.90
     157                                         977,000                   972,478            0.08                 98.97
     158                                         955,000                   951,204            0.07                 99.05
------------------------------------------------------------------------------------------------------------------------------------
     159                                         950,000                   948,369            0.07                 99.12
     160                Group 3                  940,000                   938,394            0.07                 99.20
     161                                         920,000                   904,541            0.07                 99.27
     162                                         875,000                   872,266            0.07                 99.33
     163                                         840,000                   839,427            0.07                 99.40
------------------------------------------------------------------------------------------------------------------------------------
     164               Group 10                  800,000                   798,215            0.06                 99.46
     165                                         790,000                   786,737            0.06                 99.53
     166               Group 10                  735,000                   732,028            0.06                 99.58
     167                Group 3                  723,000                   721,765            0.06                 99.64
     168                                         665,000                   664,045            0.05                 99.69
------------------------------------------------------------------------------------------------------------------------------------
     169                                         655,000                   652,218            0.05                 99.74
     170                                         640,000                   638,819            0.05                 99.79
     171                                         635,000                   632,405            0.05                 99.84
     172                                         591,000                   589,904            0.05                 99.89
     173                                         550,000                   546,974            0.04                 99.93
------------------------------------------------------------------------------------------------------------------------------------
     174                                         510,000                   507,960            0.04                 99.97
     175               Group 10                  368,000                   367,295            0.03                100.00
------------------------------------------------------------------------------------------------------------------------------------

                   MORTGAGE                                 INTEREST                                            ORIGINAL INTEREST
   CONTROL           RATE               SERVICING            ACCRUAL                                               ONLY PERIOD
   NUMBER             (%)             FEE RATE (%)           METHOD                AMORTIZATION TYPE                 (MOS.)
------------------------------------------------------------------------------------------------------------------------------------
      1             7.89500              0.0318         Actual / 360               Amortizing Balloon
      2             7.43700              0.0318         Actual / 360               Amortizing Balloon
      3             7.97000              0.0518         Actual / 360                Hyper-Amortizing
      4             8.44385              0.1268         Actual / 360                Hyper-Amortizing
     4a
     4b
     4c
     4d
     4e
     4f
     4g
     4h
------------------------------------------------------------------------------------------------------------------------------------
      5             7.75000              0.0518         Actual / 360                Hyper-Amortizing
      6             8.33000              0.0818         Actual / 360         Interest Only ,Then Amortizing            24
      7             8.28000              0.0518         Actual / 360                Hyper-Amortizing
      8             8.25000              0.1268         Actual / 360               Amortizing Balloon
     8a
     8b
     8c
------------------------------------------------------------------------------------------------------------------------------------
      9             8.13000              0.0518         Actual / 360                Hyper-Amortizing
     10             8.08000              0.0518         Actual / 360                Hyper-Amortizing
     11             8.08000              0.0768         Actual / 360               Amortizing Balloon
     12             8.17000              0.0518         Actual / 360               Amortizing Balloon
     13             7.89000              0.0518         Actual / 360               Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
     14             8.29000              0.0518         Actual / 360                Hyper-Amortizing
     14a
     14b
     14c
     14d
------------------------------------------------------------------------------------------------------------------------------------
     15             8.19000              0.0518         Actual / 360                Hyper-Amortizing
     16             7.79000              0.0518         Actual / 360               Amortizing Balloon
     17             7.98000              0.0518         Actual / 360               Amortizing Balloon
     18             8.28000              0.0518         Actual / 360               Amortizing Balloon
     19             7.79000              0.0518         Actual / 360               Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
     20             7.96000              0.0518         Actual / 360               Amortizing Balloon
     21             8.73000              0.0868         Actual / 360                Hyper-Amortizing
     22             8.24000              0.0518         Actual / 360               Amortizing Balloon
     23             8.24000              0.0868         Actual / 360                Hyper-Amortizing
     24             8.05000              0.0868         Actual / 360         Interest Only ,Then Amortizing            12
------------------------------------------------------------------------------------------------------------------------------------
     25             8.06000              0.1268         Actual / 360         Interest Only ,Then Amortizing            10
     26             8.17000              0.0518         Actual / 360               Amortizing Balloon
     27             8.35000              0.0518         Actual / 360               Amortizing Balloon
     28             8.93000              0.0868         Actual / 360                Hyper-Amortizing
     29             8.18000              0.1268         Actual / 360               Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
     30             8.24000              0.0818         Actual / 360               Amortizing Balloon
     31             8.45000              0.1268         Actual / 360                Hyper-Amortizing
     32             8.12000              0.1218         Actual / 360               Amortizing Balloon
     33             8.45000              0.1268         Actual / 360               Amortizing Balloon
     34             8.39000              0.0518         Actual / 360               Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
     35             8.41000              0.0868         Actual / 360                Hyper-Amortizing
     36             7.94000              0.0518         Actual / 360               Amortizing Balloon
     37             8.33000              0.1018         Actual / 360               Amortizing Balloon
     38             8.43000              0.0868         Actual / 360               Amortizing Balloon
     39             7.95000              0.0518         Actual / 360               Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
     40             8.93000              0.0868         Actual / 360                Hyper-Amortizing
     41             8.15000              0.0518         Actual / 360                Hyper-Amortizing
     42             8.16000              0.0868         Actual / 360               Amortizing Balloon
     43             8.27000              0.0518         Actual / 360               Amortizing Balloon
     44             8.25000              0.0518         Actual / 360               Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
     45             8.20000              0.0868         Actual / 360               Amortizing Balloon
     46             8.20000              0.0518         Actual / 360                Hyper-Amortizing
     47             8.17000              0.1018         Actual / 360               Amortizing Balloon
     48             8.03000              0.0518         Actual / 360               Amortizing Balloon
     49             8.31000              0.0518         Actual / 360               Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
     50             8.50000              0.1268         Actual / 360                Hyper-Amortizing
     51             8.50000              0.1268         Actual / 360               Amortizing Balloon
     52             8.46000              0.0518         Actual / 360               Amortizing Balloon
     53             9.25000              0.1268         Actual / 360                Hyper-Amortizing
     54             8.16000              0.0868         Actual / 360               Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
     55             8.42000              0.0518         Actual / 360                Hyper-Amortizing
     56             8.32000              0.0518         Actual / 360               Amortizing Balloon
     57             8.62000              0.0518         Actual / 360                Hyper-Amortizing
     58             8.32000              0.0868         Actual / 360               Amortizing Balloon
     59             7.99000              0.1268         Actual / 360               Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
     60             8.75000              0.1268         Actual / 365                Hyper-Amortizing
     61             8.21500              0.1268         Actual / 360               Amortizing Balloon
     62             8.32000              0.0518         Actual / 360               Amortizing Balloon
     63             8.00000              0.1268         Actual / 360               Amortizing Balloon
     64             8.50000              0.1268         Actual / 360               Amortizing Balloon
     64a
     64b
     64c
------------------------------------------------------------------------------------------------------------------------------------
     65             8.75000              0.0518         Actual / 360               Amortizing Balloon
     66             7.88000              0.0518         Actual / 360               Amortizing Balloon
     67             8.56000              0.0868         Actual / 360               Amortizing Balloon
     68             8.16000              0.0868         Actual / 360               Amortizing Balloon
     69             8.42000              0.0518         Actual / 360                Hyper-Amortizing
------------------------------------------------------------------------------------------------------------------------------------
     70             8.91000              0.0868         Actual / 360               Amortizing Balloon
     71             8.67000              0.1268         Actual / 360               Amortizing Balloon
     72             8.69000              0.1018         Actual / 360               Amortizing Balloon
     73             8.14000              0.0518         Actual / 360               Amortizing Balloon
     74             8.25000              0.0518         Actual / 360               Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
     75             8.56250              0.1268         Actual / 360                Hyper-Amortizing
     76             8.29000              0.0518         Actual / 360               Amortizing Balloon
     77             8.36000              0.1218         Actual / 360               Amortizing Balloon
     78             8.19000              0.0518         Actual / 360               Amortizing Balloon
     79             7.76000              0.0518         Actual / 360               Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
     80             8.71000              0.0518         Actual / 360               Amortizing Balloon
     81             8.31250              0.1268         Actual / 360                Hyper-Amortizing
     82             8.43000              0.1268         Actual / 360               Amortizing Balloon
     83             8.56250              0.1268         Actual / 360                Hyper-Amortizing
     84             8.29000              0.0818         Actual / 360               Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
     85             8.09000              0.1268         Actual / 360               Amortizing Balloon
     86             8.69000              0.1268         Actual / 360               Amortizing Balloon
     86a
     86b
     86c
     86d
     86e
     86f
------------------------------------------------------------------------------------------------------------------------------------
     87             7.87000              0.0518         Actual / 360               Amortizing Balloon
     88             8.36000              0.0868         Actual / 360                Hyper-Amortizing
     89             8.17000              0.0518         Actual / 360               Amortizing Balloon
     90             8.65000              0.1268         Actual / 360                Hyper-Amortizing
     91             8.41000              0.0868         Actual / 360               Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
     92             8.14000              0.0868         Actual / 360               Amortizing Balloon
     93             8.26000              0.0518         Actual / 360               Amortizing Balloon
     93a
     93b
     94             8.75000              0.1268         Actual / 360               Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
     95             7.82000              0.0518         Actual / 360               Amortizing Balloon
     96             8.33000              0.0818         Actual / 360               Amortizing Balloon
     97             8.12000              0.0518         Actual / 360               Amortizing Balloon
     98             8.45000              0.0868         Actual / 360               Amortizing Balloon
     99             8.30000              0.1268         Actual / 360               Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
     100            8.16000              0.0868         Actual / 360                Fully Amortizing
     101            8.00000              0.0518         Actual / 360               Amortizing Balloon
     102            8.44000              0.0868         Actual / 360               Amortizing Balloon
     103            8.18000              0.0518         Actual / 360               Amortizing Balloon
     104            8.02000              0.0518         Actual / 360               Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
     105            8.25000              0.0518         Actual / 360               Amortizing Balloon
     106            8.40000              0.0518         Actual / 360               Amortizing Balloon
     107            9.06000              0.1268         Actual / 360               Amortizing Balloon
     108            8.76000              0.0868         Actual / 360               Amortizing Balloon
     109            8.56000              0.0868         Actual / 360               Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
     110            8.53000              0.0518         Actual / 360               Amortizing Balloon
     111            8.09000              0.0518         Actual / 360               Amortizing Balloon
     112            8.20000              0.1268         Actual / 360               Amortizing Balloon
     113            8.26000              0.0518         Actual / 360                Hyper-Amortizing
     114            8.62000              0.0868         Actual / 360               Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
     115            8.39000              0.0868         Actual / 360               Amortizing Balloon
     116            8.10000              0.0518         Actual / 360                Hyper-Amortizing
     117            8.58000              0.0518         Actual / 360               Amortizing Balloon
     118            8.58000              0.0868         Actual / 360               Amortizing Balloon
     119            8.28000              0.1268         Actual / 360               Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
     120            8.20000              0.1268         Actual / 360               Amortizing Balloon
     121            8.37000              0.1118         Actual / 360               Amortizing Balloon
     122            8.56000              0.1018         Actual / 360               Amortizing Balloon
     123            8.75000              0.1268         Actual / 360               Amortizing Balloon
     124            8.26000              0.0518         Actual / 360               Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
     125            8.90000              0.0868         Actual / 360                Hyper-Amortizing
     126            8.41500              0.0868         Actual / 360               Amortizing Balloon
     127            7.87000              0.0868         Actual / 360               Amortizing Balloon
     128            8.01000              0.0868         Actual / 360               Amortizing Balloon
     129            8.35000              0.1218         Actual / 360               Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
     130            8.08000              0.1268         Actual / 360               Amortizing Balloon
     131            8.20000              0.1268         Actual / 360               Amortizing Balloon
     132            8.35000              0.1218         Actual / 360               Amortizing Balloon
     133            8.82000              0.1268         Actual / 360               Amortizing Balloon
    133a
    133b
    133c
------------------------------------------------------------------------------------------------------------------------------------
     134            8.42000              0.0868         Actual / 360               Amortizing Balloon
     135            8.78000              0.0868         Actual / 360               Amortizing Balloon
     136            9.00000              0.0518         Actual / 360               Amortizing Balloon
     137            8.28000              0.0868         Actual / 360               Amortizing Balloon
     138            8.14000              0.0868         Actual / 360               Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
     139            8.37500              0.1268         Actual / 360               Amortizing Balloon
     140            8.57000              0.2518         Actual / 360               Amortizing Balloon
     141            8.20000              0.1268         Actual / 360               Amortizing Balloon
     142            8.39000              0.0868         Actual / 360               Amortizing Balloon
     143            8.32000              0.0868         Actual / 360               Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
     144            8.32000              0.0518         Actual / 360               Amortizing Balloon
     145            8.37000              0.0868         Actual / 360               Amortizing Balloon
     146            8.12000              0.1268         Actual / 360               Amortizing Balloon
     147            8.64000              0.2518         Actual / 360               Amortizing Balloon
     148            8.73000              0.1268         Actual / 360               Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
     149            8.37500              0.1268         Actual / 360               Amortizing Balloon
     150            8.10000              0.0868         Actual / 360               Amortizing Balloon
     151            8.11000              0.0868         Actual / 360               Amortizing Balloon
     152            8.75000              0.2518         Actual / 360               Amortizing Balloon
     153            8.50000              0.2518         Actual / 360               Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
     154            8.66000              0.1268         Actual / 360               Amortizing Balloon
     155            8.54000              0.0868         Actual / 360               Amortizing Balloon
     156            8.63500              0.0868         Actual / 360               Amortizing Balloon
     157            9.00000              0.2518         Actual / 360               Amortizing Balloon
     158            8.75000              0.2518         Actual / 360               Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
     159            8.20000              0.1268         Actual / 360               Amortizing Balloon
     160            8.22000              0.2518         Actual / 360               Amortizing Balloon
     161            9.63000              0.0868         Actual / 360                Fully Amortizing
     162            8.77000              0.1268         Actual / 360               Amortizing Balloon
     163            7.92000              0.1268         Actual / 360               Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
     164            8.67000              0.0868         Actual / 360               Amortizing Balloon
     165            8.57000              0.0868         Actual / 360               Amortizing Balloon
     166            8.67000              0.0868         Actual / 360               Amortizing Balloon
     167            8.22000              0.2518         Actual / 360               Amortizing Balloon
     168            8.90000              0.0868         Actual / 360               Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
     169            8.42000              0.0868         Actual / 360               Amortizing Balloon
     170            9.25000              0.2518         Actual / 360               Amortizing Balloon
     171            8.62000              0.0868         Actual / 360               Amortizing Balloon
     172            8.71000              0.0868         Actual / 360               Amortizing Balloon
     173            8.88000              0.0868         Actual / 360               Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
     174            8.72000              0.0868         Actual / 360               Amortizing Balloon
     175            9.14000              0.0868         Actual / 360               Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------

                                           ORIGINAL
                     REMAINING             TERM TO               REMAINING                   ORIGINAL                  REMAINING
   CONTROL         INTEREST ONLY           MATURITY               TERM TO                AMORTIZATION TERM         AMORTIZATION TERM
   NUMBER          PERIOD (MOS.)            (MOS.)            MATURITY (MOS.)                 (MOS.)                     (MOS.)
------------------------------------------------------------------------------------------------------------------------------------
      1                                      120                    118                         360                       358
      2                                      119                    118                         360                       359
      3                                      120                    119                         360                       359
      4                                      120                    119                         300                       299
     4a
     4b
     4c
     4d
     4e
     4f
     4g
     4h
------------------------------------------------------------------------------------------------------------------------------------
      5                                      120                    119                         360                       359
      6                 21                   180                    177                         360                       360
      7                                      120                    116                         360                       356
      8                                      120                    119                         360                       359
     8a
     8b
     8c
------------------------------------------------------------------------------------------------------------------------------------
      9                                      120                    118                         360                       358
     10                                      120                    119                         360                       359
     11                                      120                    116                         360                       356
     12                                      120                    116                         360                       356
     13                                      120                    118                         360                       358
------------------------------------------------------------------------------------------------------------------------------------
     14                                      120                    117                         360                       357
     14a
     14b
     14c
     14d
------------------------------------------------------------------------------------------------------------------------------------
     15                                      120                    117                         360                       357
     16                                      120                    118                         360                       358
     17                                      120                    117                         360                       357
     18                                      120                    117                         360                       357
     19                                      120                    118                         360                       358
------------------------------------------------------------------------------------------------------------------------------------
     20                                      120                    119                         360                       359
     21                                      120                    112                         360                       352
     22                                      120                    117                         360                       357
     23                                      120                    118                         360                       358
     24                  9                   132                    129                         360                       360
------------------------------------------------------------------------------------------------------------------------------------
     25                  5                   118                    113                         360                       360
     26                                      120                    118                         360                       358
     27                                      120                    116                         360                       356
     28                                      120                    113                         300                       293
     29                                      120                    117                         360                       357
------------------------------------------------------------------------------------------------------------------------------------
     30                                      120                    119                         360                       359
     31                                      120                    118                         300                       298
     32                                      120                    119                         360                       359
     33                                      120                    116                         354                       350
     34                                      120                    116                         360                       356
------------------------------------------------------------------------------------------------------------------------------------
     35                                      120                    115                         360                       355
     36                                      120                    118                         360                       358
     37                                      120                    118                         360                       358
     38                                      120                    109                         360                       349
     39                                      120                    119                         360                       359
------------------------------------------------------------------------------------------------------------------------------------
     40                                      120                    113                         300                       293
     41                                      120                    118                         360                       358
     42                                      120                    116                         360                       356
     43                                      120                    117                         360                       357
     44                                      120                    118                         360                       358
------------------------------------------------------------------------------------------------------------------------------------
     45                                      120                    115                         360                       355
     46                                      120                    119                         360                       359
     47                                      120                    119                         360                       359
     48                                      120                    118                         360                       358
     49                                      120                    117                         360                       357
------------------------------------------------------------------------------------------------------------------------------------
     50                                      120                    117                         300                       297
     51                                      161                    156                         360                       355
     52                                      120                    116                         360                       356
     53                                      120                    117                         300                       297
     54                                      120                    116                         360                       356
------------------------------------------------------------------------------------------------------------------------------------
     55                                      120                    119                         360                       359
     56                                      120                    117                         360                       357
     57                                      120                    119                         360                       359
     58                                      120                    117                         360                       357
     59                                      120                    118                         360                       358
------------------------------------------------------------------------------------------------------------------------------------
     60                                      120                    117                         300                       297
     61                                      120                    118                         360                       358
     62                                      120                    118                         360                       358
     63                                      180                    179                         360                       359
     64                                      120                    116                         360                       356
     64a
     64b
     64c
------------------------------------------------------------------------------------------------------------------------------------
     65                                      120                    116                         360                       356
     66                                      120                    117                         360                       357
     67                                      120                    118                         360                       358
     68                                      120                    116                         360                       356
     69                                      120                    119                         360                       359
------------------------------------------------------------------------------------------------------------------------------------
     70                                      120                    110                         360                       350
     71                                      120                    116                         360                       356
     72                                      120                    112                         360                       352
     73                                      120                    118                         300                       298
     74                                      120                    118                         360                       358
------------------------------------------------------------------------------------------------------------------------------------
     75                                      120                    116                         300                       296
     76                                      120                    118                         360                       358
     77                                      120                    118                         276                       274
     78                                      120                    119                         360                       359
     79                                      120                    118                         360                       358
------------------------------------------------------------------------------------------------------------------------------------
     80                                      120                    114                         360                       354
     81                                      120                    116                         300                       296
     82                                      120                    115                         360                       355
     83                                      120                    116                         300                       296
     84                                      120                    118                         360                       358
------------------------------------------------------------------------------------------------------------------------------------
     85                                      120                    118                         360                       358
     86                                      120                    116                         360                       356
     86a
     86b
     86c
     86d
     86e
     86f
------------------------------------------------------------------------------------------------------------------------------------
     87                                      120                    118                         360                       358
     88                                      120                    113                         360                       353
     89                                      120                    118                         360                       358
     90                                      120                    116                         300                       296
     91                                      120                    116                         360                       356
------------------------------------------------------------------------------------------------------------------------------------
     92                                      120                    116                         360                       356
     93                                      120                    118                         360                       358
     93a
     93b
     94                                      120                    118                         300                       298
------------------------------------------------------------------------------------------------------------------------------------
     95                                      120                    119                         360                       359
     96                                      120                    118                         360                       358
     97                                      120                    119                         360                       359
     98                                      120                    117                         360                       357
     99                                      120                    117                         360                       357
------------------------------------------------------------------------------------------------------------------------------------
     100                                     120                    116                         360                       356
     101                                     120                    117                         360                       357
     102                                     120                    114                         300                       294
     103                                     120                    118                         300                       298
     104                                     120                    119                         360                       359
------------------------------------------------------------------------------------------------------------------------------------
     105                                     120                    118                         360                       358
     106                                     120                    117                         300                       297
     107                                     120                    115                         360                       355
     108                                     120                    114                         300                       294
     109                                     120                    116                         300                       296
------------------------------------------------------------------------------------------------------------------------------------
     110                                     120                    117                         360                       357
     111                                     120                    119                         360                       359
     112                                     120                    116                         360                       356
     113                                     120                    119                         360                       359
     114                                     120                    115                         360                       355
------------------------------------------------------------------------------------------------------------------------------------
     115                                     120                    116                         360                       356
     116                                     120                    117                         360                       357
     117                                     120                    119                         360                       359
     118                                     120                    117                         300                       297
     119                                     120                    115                         360                       355
------------------------------------------------------------------------------------------------------------------------------------
     120                                     120                    116                         360                       356
     121                                     120                    117                         360                       357
     122                                     120                    116                         360                       356
     123                                      60                    55                          360                       355
     124                                     120                    119                         360                       359
------------------------------------------------------------------------------------------------------------------------------------
     125                                     120                    113                         240                       233
     126                                     120                    113                         360                       353
     127                                     120                    114                         360                       354
     128                                     120                    113                         300                       293
     129                                     120                    117                         360                       357
------------------------------------------------------------------------------------------------------------------------------------
     130                                     120                    116                         360                       356
     131                                     120                    117                         360                       357
     132                                     120                    117                         360                       357
     133                                     120                    114                         300                       294
    133a
    133b
    133c
------------------------------------------------------------------------------------------------------------------------------------
     134                                     120                    114                         324                       318
     135                                     120                    114                         360                       354
     136                                     120                    119                         360                       359
     137                                     120                    115                         300                       295
     138                                     120                    115                         360                       355
------------------------------------------------------------------------------------------------------------------------------------
     139                                     120                    119                         360                       359
     140                                     120                    117                         360                       357
     141                                     120                    117                         360                       357
     142                                     120                    115                         300                       295
     143                                     120                    117                         360                       357
------------------------------------------------------------------------------------------------------------------------------------
     144                                     120                    117                         360                       357
     145                                     120                    112                         300                       292
     146                                     120                    115                         360                       355
     147                                     120                    115                         360                       355
     148                                     120                    112                         300                       292
------------------------------------------------------------------------------------------------------------------------------------
     149                                     120                    117                         360                       357
     150                                     180                    173                         180                       173
     151                                     120                    116                         300                       296
     152                                     120                    112                         300                       292
     153                                     120                    116                         360                       356
------------------------------------------------------------------------------------------------------------------------------------
     154                                     120                    117                         360                       357
     155                                     120                    115                         300                       295
     156                                     120                    115                         300                       295
     157                                     120                    110                         360                       350
     158                                     120                    115                         300                       295
------------------------------------------------------------------------------------------------------------------------------------
     159                                     120                    117                         360                       357
     160                                     120                    117                         360                       357
     161                                     180                    173                         180                       173
     162                                     120                    115                         324                       319
     163                                     120                    119                         360                       359
------------------------------------------------------------------------------------------------------------------------------------
     164                                     120                    115                         360                       355
     165                                     120                    115                         300                       295
     166                                     120                    115                         300                       295
     167                                     120                    117                         360                       357
     168                                     120                    117                         360                       357
------------------------------------------------------------------------------------------------------------------------------------
     169                                     120                    114                         324                       318
     170                                      60                    55                          360                       355
     171                                     120                    115                         300                       295
     172                                     120                    116                         360                       356
     173                                     120                    113                         300                       293
------------------------------------------------------------------------------------------------------------------------------------
     174                                     120                    115                         300                       295
     175                                     120                    115                         360                       355
------------------------------------------------------------------------------------------------------------------------------------

   CONTROL                                      MATURITY DATE       BALLOON OR ARD
   NUMBER          ORIGINATION DATE                OR ARD             BALANCE ($)                      PREPAYMENT PROVISION
------------------------------------------------------------------------------------------------------------------------------------
      1                10/02/00                   10/05/10             130,216,379                  Lock/25_Defeasance/91_0%/4
      2                10/19/00                   10/01/10              89,000,429                  Lock/25_Defeasance/90_0%/4
      3                10/20/00                   11/01/10              44,666,462                  Lock/25_Defeasance/91_0%/4
      4                10/20/00                   11/01/10              26,137,643                  Lock/24_Defeasance/92_0%/4
     4a
     4b
     4c
     4d
     4e
     4f
     4g
     4h
-----------------------------------------------------------------------------------------------------------------------------------
      5                10/11/00                   11/01/10              26,658,076                  Lock/49_Defeasance/67_0%/4
      6                08/22/00                   09/05/15              25,366,642                 Lock/26_Defeasance/152_0%/2
      7                07/31/00                   08/01/10              25,562,116                  Lock/28_Defeasance/88_0%/4
      8                10/13/00                   11/05/10              25,492,959                  Lock/24_Defeasance/94_0%/2
     8a
     8b
     8c
-----------------------------------------------------------------------------------------------------------------------------------
      9                09/28/00                   10/01/10              22,870,699                  Lock/26_Defeasance/90_0%/4
     10                10/19/00                   11/01/10              17,913,215                  Lock/25_Defeasance/91_0%/4
     11                07/31/00                   08/05/10              17,559,192                  Lock/27_Defeasance/91_0%/2
     12                07/28/00                   08/01/10              17,506,604                  Lock/28_Defeasance/88_0%/4
     13                09/29/00                   10/01/10              16,408,856                  Lock/26_Defeasance/90_0%/4
-----------------------------------------------------------------------------------------------------------------------------------
     14                08/30/00                   09/01/10              16,448,307                  Lock/27_Defeasance/89_0%/4
     14a
     14b
     14c
     14d
-----------------------------------------------------------------------------------------------------------------------------------
     15                08/31/00                   09/01/10              16,254,070                  Lock/27_Defeasance/89_0%/4
     16                09/29/00                   10/01/10              14,100,618                  Lock/26_Defeasance/90_0%/4
     17                08/28/00                   09/01/10              13,653,954                Lock/27_> of YM or 1%/89_0%/4
     18                08/18/00                   09/01/10              13,678,339                  Lock/27_Defeasance/89_0%/4
     19                09/29/00                   10/01/10              13,433,397                  Lock/26_Defeasance/90_0%/4
-----------------------------------------------------------------------------------------------------------------------------------
     20                10/27/00                   11/05/10              13,352,088                  Lock/24_Defeasance/94_0%/2
     21                03/30/00                   04/01/10              12,731,100                  Lock/32_Defeasance/84_0%/4
     22                08/11/00                   09/01/10              12,586,823                  Lock/27_Defeasance/89_0%/4
     23                09/27/00                   10/01/10              11,959,313                  Lock/26_Defeasance/90_0%/4
     24                08/23/00                   09/01/11              11,770,948                 Lock/27_Defeasance/101_0%/4
-----------------------------------------------------------------------------------------------------------------------------------
     25                08/04/00                   05/05/10              11,798,839                  Lock/28_Defeasance/88_0%/2
     26                09/20/00                   10/01/10              11,490,959                  Lock/26_Defeasance/90_0%/4
     27                07/25/00                   08/01/10              10,998,634                  Lock/28_Defeasance/88_0%/4
     28                04/28/00                   05/01/10              10,311,851                  Lock/31_Defeasance/85_0%/4
     29                09/01/00                   09/05/10              10,818,558                  Lock/26_Defeasance/93_0%/1
-----------------------------------------------------------------------------------------------------------------------------------
     30                10/03/00                   11/01/10              10,689,282                  Lock/25_Defeasance/91_0%/4
     31                09/08/00                   10/01/10               8,763,445                  Lock/47_Defeasance/66_0%/7
     32                10/16/00                   11/01/10               9,278,807                  Lock/25_Defeasance/91_0%/4
     33                07/27/00                   08/05/10               8,623,449                  Lock/27_Defeasance/91_0%/2
     34                07/07/00                   08/01/10               8,572,364                  Lock/28_Defeasance/88_0%/4
-----------------------------------------------------------------------------------------------------------------------------------
     35                06/09/00                   07/01/10               8,578,074                 Lock/29_Defeasance/87_0%/4
     36                09/26/00                   10/01/10               8,451,609                 Lock/26_Defeasance/90_0%/4
     37                09/18/00                   10/01/10               8,109,611                 Lock/26_Defeasance/90_0%/4
     38                12/16/99                   01/01/10               8,026,449                 Lock/35_Defeasance/81_0%/4
     39                10/10/00                   11/01/10               7,768,257               Lock/31_> of YM or 1%/85_0%/4
-----------------------------------------------------------------------------------------------------------------------------------
     40                04/28/00                   05/01/10               7,300,351                 Lock/31_Defeasance/85_0%/4
     41                09/18/00                   10/01/10               6,532,425                 Lock/26_Defeasance/90_0%/4
     42                07/31/00                   08/01/10               6,121,388                 Lock/27_Defeasance/90_0%/3
     43                08/16/00                   09/01/10               6,027,876                 Lock/27_Defeasance/89_0%/4
     44                09/22/00                   10/01/10               5,936,073                 Lock/26_Defeasance/90_0%/4
-----------------------------------------------------------------------------------------------------------------------------------
     45                06/30/00                   07/01/10               5,840,785                 Lock/29_Defeasance/87_0%/4
     46                10/12/00                   11/01/10               5,838,171                 Lock/25_Defeasance/91_0%/4
     47                10/10/00                   11/01/10               5,744,338                 Lock/25_Defeasance/91_0%/4
     48                09/29/00                   10/01/10               5,511,817                 Lock/26_Defeasance/90_0%/4
     49                08/30/00                   09/01/10               5,538,155                 Lock/27_Defeasance/89_0%/4
-----------------------------------------------------------------------------------------------------------------------------------
     50                08/18/00                   09/01/10               5,097,255                 Lock/48_Defeasance/70_0%/2
     51                06/28/00                   12/05/13               5,177,333                Lock/28_Defeasance/131_0%/2
     52                07/20/00                   08/01/10               5,278,156                 Lock/28_Defeasance/88_0%/4
     53                08/02/00                   09/01/10               4,944,952                 Lock/36_Defeasance/82_0%/2
     54                07/31/00                   08/01/10               5,138,555                 Lock/27_Defeasance/90_0%/3
-----------------------------------------------------------------------------------------------------------------------------------
     55                10/06/00                   11/01/10               5,028,232                 Lock/25_Defeasance/91_0%/4
     56                08/28/00                   09/01/10               4,998,996                 Lock/27_Defeasance/89_0%/4
     57                10/05/00                   11/01/10               5,032,761                 Lock/25_Defeasance/91_0%/4
     58                08/07/00                   09/01/10               4,935,946                 Lock/27_Defeasance/89_0%/4
     59                09/25/00                   10/05/10               4,827,193                 Lock/25_Defeasance/93_0%/2
-----------------------------------------------------------------------------------------------------------------------------------
     60                08/10/00                   09/01/10               4,277,619                 Lock/47_Defeasance/71_0%/2
     61                09/20/00                   10/05/10               4,583,238                 Lock/25_Defeasance/91_0%/4
     62                09/15/00                   10/01/10               4,504,303                 Lock/26_Defeasance/90_0%/4
     63                10/26/00                   11/05/15               3,993,588                Lock/24_Defeasance/154_0%/2
     64                07/21/00                   08/01/10               4,500,449                  Lock/28_Defeasance/88_0%/4
     64a
     64b
     64c
------------------------------------------------------------------------------------------------------------------------------------
     65                07/17/00                   08/01/10                4,525,617                 Lock/28_Defeasance/88_0%/4
     66                08/28/00                   09/01/10                4,323,513                 Lock/27_Defeasance/89_0%/4
     67                09/05/00                   10/01/10                4,355,031                 Lock/26_Defeasance/90_0%/4
     68                07/31/00                   08/01/10                4,312,796                 Lock/27_Defeasance/90_0%/3
     69                10/06/00                   11/01/10                4,333,126                 Lock/25_Defeasance/91_0%/4
------------------------------------------------------------------------------------------------------------------------------------
     70                01/14/00                   02/01/10                4,290,373                 Lock/34_Defeasance/82_0%/4
     71                07/24/00                   08/01/10                4,222,500                 Lock/28_Defeasance/88_0%/4
     72                03/03/00                   04/01/10                4,088,517                 Lock/35_Defeasance/81_0%/4
     73                09/26/00                   10/01/10                3,723,197                 Lock/26_Defeasance/90_0%/4
     74                09/22/00                   10/01/10                4,002,353                 Lock/26_Defeasance/90_0%/4
------------------------------------------------------------------------------------------------------------------------------------
     75                07/31/00                   08/01/10                3,683,953                 Lock/35_Defeasance/82_0%/3
     76                09/22/00                   10/01/10                3,780,999                 Lock/26_Defeasance/90_0%/4
     77                09/22/00                   10/01/10                3,270,753                 Lock/26_Defeasance/90_0%/4
     78                10/16/00                   11/01/10                3,681,682                 Lock/25_Defeasance/91_0%/4
     79                09/13/00                   10/01/10                3,570,139                 Lock/26_Defeasance/90_0%/4
------------------------------------------------------------------------------------------------------------------------------------
     80                05/04/00                   06/01/10                3,499,328                 Lock/30_Defeasance/86_0%/4
     81                07/31/00                   08/01/10                3,159,567                 Lock/35_Defeasance/82_0%/3
     82                06/30/00                   07/01/10                3,401,179                 Lock/29_Defeasance/87_0%/4
     83                07/31/00                   08/01/10                3,097,869                 Lock/35_Defeasance/82_0%/3
     84                09/26/00                   10/01/10                3,195,844                 Lock/26_Defeasance/90_0%/4
------------------------------------------------------------------------------------------------------------------------------------
     85                09/25/00                   10/05/10                3,136,162                 Lock/25_Defeasance/93_0%/2
     86                07/17/00                   08/01/10                3,134,211                 Lock/28_Defeasance/88_0%/4
     86a
     86b
     86c
     86d
     86e
     86f
------------------------------------------------------------------------------------------------------------------------------------
     87                09/08/00                   10/01/10                3,030,610                 Lock/26_Defeasance/90_0%/4
     88                04/28/00                   05/01/10                3,066,674                 Lock/31_Defeasance/85_0%/4
     89                09/21/00                   10/01/10                2,962,513                 Lock/26_Defeasance/90_0%/4
     90                08/01/00                   08/01/10                2,769,603                 Lock/35_Defeasance/81_0%/4
     91                07/18/00                   08/01/10                2,943,018                 Lock/28_Defeasance/88_0%/4
------------------------------------------------------------------------------------------------------------------------------------
     92                07/06/00                   08/01/10                2,893,288                 Lock/28_Defeasance/88_0%/4
     93                09/15/00                   10/01/10                2,879,663                 Lock/26_Defeasance/90_0%/4
     93a
     93b
     94                09/19/00                   10/05/10                2,692,827                 Lock/25_Defeasance/93_0%/2
------------------------------------------------------------------------------------------------------------------------------------
     95                10/13/00                   11/01/10                2,843,919                 Lock/25_Defeasance/91_0%/4
     96                09/06/00                   10/01/10                2,838,364                 Lock/26_Defeasance/90_0%/4
     97                10/13/00                   11/01/10                2,761,231                 Lock/25_Defeasance/91_0%/4
     98                08/10/00                   09/01/10                2,710,189                 Lock/27_Defeasance/89_0%/4
     99                08/25/00                   09/05/10                2,700,917                 Lock/26_Defeasance/92_0%/2
------------------------------------------------------------------------------------------------------------------------------------
     100               07/31/00                   08/01/10                2,647,815                 Lock/27_Defeasance/90_0%/3
     101               08/10/00                   09/01/10                2,614,976                 Lock/27_Defeasance/89_0%/4
     102               05/31/00                   06/01/10                2,419,982                 Lock/30_Defeasance/86_0%/4
     103               09/21/00                   10/01/10                2,368,988                 Lock/26_Defeasance/90_0%/4
     104               10/16/00                   11/01/10                2,361,193                 Lock/25_Defeasance/91_0%/4
------------------------------------------------------------------------------------------------------------------------------------
     105               09/07/00                   10/01/10                2,275,496                 Lock/26_Defeasance/87_0%/7
     106               08/29/00                   09/01/10                2,083,258                 Lock/27_Defeasance/89_0%/4
     107               06/13/00                   07/01/10                2,271,748                 Lock/29_Defeasance/87_0%/4
     108               05/26/00                   06/01/10                2,043,985                 Lock/30_Defeasance/83_0%/7
     109               07/19/00                   08/01/10                2,009,291                 Lock/28_Defeasance/88_0%/4
------------------------------------------------------------------------------------------------------------------------------------
     110               08/07/00                   09/01/10                2,172,071                 Lock/27_Defeasance/89_0%/4
     111               10/16/00                   11/01/10                2,105,297                 Lock/25_Defeasance/91_0%/4
     112               08/01/00                   08/05/10                2,043,869                 Lock/27_Defeasance/91_0%/2
     113               10/10/00                   11/01/10                2,017,423                 Lock/25_Defeasance/91_0%/4
     114               06/30/00                   07/01/10                2,034,064                 Lock/29_Defeasance/87_0%/4
------------------------------------------------------------------------------------------------------------------------------------
     115               07/28/00                   08/01/10                1,985,179                 Lock/28_Defeasance/88_0%/4
     116               08/24/00                   09/01/10                1,926,668                 Lock/27_Defeasance/89_0%/4
     117               10/10/00                   11/01/10                1,902,589                 Lock/49_Defeasance/67_0%/4
     118               08/17/00                   09/01/10                1,687,476                 Lock/27_Defeasance/89_0%/4
     119               06/12/00                   07/01/10                1,800,515                 Lock/29_Defeasance/87_0%/4
------------------------------------------------------------------------------------------------------------------------------------
     120               07/31/00                   08/01/10                1,796,807                 Lock/28_Defeasance/88_0%/4
     121               08/31/00                   09/01/10                1,803,505                 Lock/27_Defeasance/89_0%/4
     122               07/21/00                   08/01/10                1,811,674                 Lock/28_Defeasance/88_0%/4
     123               06/14/00                   07/01/05                1,890,875                 Lock/29_Defeasance/27_0%/4
     124               10/11/00                   11/01/10                1,758,386                 Lock/25_Defeasance/91_0%/4
------------------------------------------------------------------------------------------------------------------------------------
     125               04/24/00                   05/01/10                1,381,561                 Lock/31_Defeasance/85_0%/4
     126               04/20/00                   05/01/10                1,617,454               Lock/48_> of YM or 1%/68_0%/4
     127               05/31/00                   06/01/10                1,560,007                 Lock/30_Defeasance/86_0%/4
     128               04/10/00                   05/01/10                1,426,507                 Lock/31_Defeasance/85_0%/4
     129               08/24/00                   09/01/10                1,550,306                 Lock/27_Defeasance/89_0%/4
------------------------------------------------------------------------------------------------------------------------------------
     130               07/06/00                   08/01/10                1,522,990                 Lock/28_Defeasance/88_0%/4
     131               08/31/00                   09/05/10                1,513,508                 Lock/26_Defeasance/92_0%/2
     132               08/24/00                   09/01/10                1,514,251                 Lock/27_Defeasance/89_0%/4
     133               05/11/00                   06/01/10                1,332,265                 Lock/30_Defeasance/86_0%/4
    133a
    133b
    133c
------------------------------------------------------------------------------------------------------------------------------------
     134               05/08/00                   06/01/10                1,307,547                 Lock/30_Defeasance/86_0%/4
     135               05/19/00                   06/01/10                1,365,480                 Lock/30_Defeasance/86_0%/4
     136               10/13/00                   11/01/10                1,371,528                 Lock/25_Defeasance/91_0%/4
     137               06/14/00                   07/01/10                1,231,390                 Lock/29_Defeasance/87_0%/4
     138               06/02/00                   07/01/10                1,238,301                 Lock/29_Defeasance/87_0%/4
------------------------------------------------------------------------------------------------------------------------------------
     139               10/06/00                   11/05/10                1,217,442                 Lock/24_Defeasance/94_0%/2
     140               08/16/00                   09/01/10                1,215,639                 Lock/27_Defeasance/89_0%/4
     141               08/31/00                   09/05/10                1,203,620                 Lock/26_Defeasance/92_0%/2
     142               06/27/00                   07/01/10                1,113,512                 Lock/29_Defeasance/87_0%/4
     143               08/23/00                   09/01/10                1,170,936                 Lock/27_Defeasance/89_0%/4
------------------------------------------------------------------------------------------------------------------------------------
     144               08/14/00                   09/01/10                1,130,403                 Lock/27_Defeasance/89_0%/4
     145               03/29/00                   04/01/10                1,015,298                 Lock/32_Defeasance/84_0%/4
     146               06/22/00                   07/01/10                1,076,275                 Lock/29_Defeasance/87_0%/4
     147               06/20/00                   07/01/10                1,052,886                 Lock/29_Defeasance/87_0%/4
     148               03/13/00                   04/05/10                  925,322                 Lock/31_Defeasance/87_0%/2
------------------------------------------------------------------------------------------------------------------------------------
     149               08/03/00                   09/05/10                  992,042                 Lock/26_Defeasance/92_0%/2
     150               04/24/00                   05/01/15                   26,964                Lock/31_Defeasance/145_0%/4
     151               07/14/00                   08/01/10                  909,387                 Lock/28_Defeasance/88_0%/4
     152               03/22/00                   04/01/10                  841,659                 Lock/32_Defeasance/84_0%/4
     153               07/31/00                   08/01/10                  904,614                 Lock/28_Defeasance/88_0%/4
------------------------------------------------------------------------------------------------------------------------------------
     154               08/07/00                   09/05/10                  907,660                 Lock/26_Defeasance/92_0%/2
     155               06/22/00                   07/01/10                  836,948       Lock/48_5%/12_4%/12_3%/12_2%/12_1%/20_0%/4
     156               06/30/00                   07/01/10                  839,139                 Lock/29_Defeasance/87_0%/4
     157               01/10/00                   02/01/10                  893,579                 Lock/34_Defeasance/82_0%/4
     158               06/08/00                   07/01/10                  803,898                 Lock/29_Defeasance/87_0%/4
------------------------------------------------------------------------------------------------------------------------------------
     159               08/31/00                   09/05/10                  853,312                 Lock/26_Defeasance/92_0%/2
     160               08/16/00                   09/01/10                  844,723                 Lock/27_Defeasance/89_0%/4
     161               04/11/00                   05/01/15                   32,279                Lock/31_Defeasance/145_0%/4
     162               06/15/00                   07/01/10                  764,575                 Lock/29_Defeasance/87_0%/4
     163               10/26/00                   11/05/10                  749,501                 Lock/24_Defeasance/94_0%/2
------------------------------------------------------------------------------------------------------------------------------------
     164               06/22/00                   07/01/10                  726,613                 Lock/29_Defeasance/87_0%/4
     165               06/14/00                   07/01/10                  661,737                 Lock/29_Defeasance/87_0%/4
     166               06/22/00                   07/01/10                  617,359                 Lock/29_Defeasance/87_0%/4
     167               08/16/00                   09/01/10                  649,717                 Lock/27_Defeasance/89_0%/4
     168               08/29/00                   09/01/10                  606,774                 Lock/27_Defeasance/89_0%/4
------------------------------------------------------------------------------------------------------------------------------------
     169               05/08/00                   06/01/10                  567,182                 Lock/30_Defeasance/86_0%/4
     170               06/14/00                   07/01/05                  620,199                 Lock/29_Defeasance/27_0%/4
     171               06/22/00                   07/01/10                  532,634                 Lock/29_Defeasance/87_0%/4
     172               07/07/00                   08/01/10                  537,142                 Lock/28_Defeasance/88_0%/4
     173               04/17/00                   05/01/10                  464,635                 Lock/31_Defeasance/85_0%/4
------------------------------------------------------------------------------------------------------------------------------------
     174               06/07/00                   07/01/10                  428,957                 Lock/29_Defeasance/87_0%/4
     175               06/22/00                   07/01/10                  337,673                 Lock/29_Defeasance/87_0%/4
------------------------------------------------------------------------------------------------------------------------------------

                           ANNUAL
   CONTROL                  DEBT                           UNDERWRITTEN NET               UNDERWRITTEN NET     UNDERWRITTEN NCF
   NUMBER                SERVICE ($)                      OPERATING INCOME ($)              CASH FLOW ($)           DSCR (X)
------------------------------------------------------------------------------------------------------------------------------------
      1                   12,727,546                          21,229,756                     20,097,142              1.58
      2                    8,488,139                          19,048,453                     18,387,396              2.17
      3                    4,390,046                           7,418,786                      6,499,426              1.48
      4                    3,041,865                           6,175,617                      6,175,617              2.03
     4a                                                          554,895                        554,895
     4b                                                        1,012,147                      1,012,147
     4c                                                        1,081,828                      1,081,828
     4d                                                        1,281,608                      1,281,608
     4e                                                          280,899                        280,899
     4f                                                          518,783                        518,783
     4g                                                          547,109                        547,109
     4h                                                          898,348                        898,348
------------------------------------------------------------------------------------------------------------------------------------
      5                    2,579,084                           3,838,140                      3,786,951              1.47
      6                    2,706,668                           3,284,585                      3,212,585              1.19
      7                    2,567,508                           3,412,925                      3,220,925              1.25
      8                    2,555,809                           3,437,911                      3,213,387              1.26
     8a                                                        1,260,886                      1,174,774
     8b                                                        1,197,442                      1,119,983
     8c                                                          979,583                        918,630
------------------------------------------------------------------------------------------------------------------------------------
      9                    2,273,113                           2,897,239                      2,810,239              1.24
     10                    1,774,438                           2,232,559                      2,199,754              1.24
     11                    1,738,949                           2,145,968                      2,085,568              1.20
     12                    1,744,821                           2,404,088                      2,260,451              1.30
     13                    1,603,253                           2,147,115                      2,009,715              1.25
------------------------------------------------------------------------------------------------------------------------------------
     14                    1,653,599                           2,135,576                      2,038,201              1.23
     14a                                                         527,853                        507,459
     14b                                                         423,758                        405,461
     14c                                                         950,961                        901,459
     14d                                                         233,004                        223,822
------------------------------------------------------------------------------------------------------------------------------------
     15                    1,622,598                           2,304,138                      2,058,371              1.27
     16                    1,367,877                           1,868,750                      1,813,550              1.33
     17                    1,342,875                           1,896,954                      1,736,296              1.29
     18                    1,374,159                           1,791,655                      1,726,092              1.26
     19                    1,303,151                           1,650,531                      1,599,931              1.23
------------------------------------------------------------------------------------------------------------------------------------
     20                    1,311,375                           1,719,326                      1,612,380              1.26
     21                    1,319,258                           1,731,892                      1,589,008              1.20
     22                    1,260,947                           1,663,591                      1,561,591              1.24
     23                    1,197,900                           1,576,487                      1,495,597              1.25
     24                    1,163,385                           1,497,534                      1,427,134              1.23
------------------------------------------------------------------------------------------------------------------------------------
     25                    1,147,662                           1,525,934                      1,441,934              1.26
     26                    1,145,318                           1,805,815                      1,466,394              1.28
     27                    1,110,163                           1,420,808                      1,360,808              1.23
     28                    1,220,572                           1,892,506                      1,719,563              1.41
     29                    1,079,224                           1,423,831                      1,299,618              1.20
------------------------------------------------------------------------------------------------------------------------------------
     30                    1,070,904                           1,449,612                      1,334,086              1.25
     31                    1,010,344                           1,475,881                      1,475,881              1.46
     32                      921,747                           1,366,733                      1,216,796              1.32
     33                      884,949                           1,207,902                      1,084,333              1.28
     34                      867,690                           1,403,597                      1,287,728              1.48
------------------------------------------------------------------------------------------------------------------------------------
     35                      869,300                           1,174,481                      1,118,577              1.29
     36                      828,734                           1,169,129                      1,100,215              1.33
     37                      817,450                           1,043,700                      1,016,023              1.24
     38                      814,532                           1,110,212                      1,069,264              1.31
     39                      762,414                             970,839                        961,239              1.26
------------------------------------------------------------------------------------------------------------------------------------
     40                      864,113                           1,336,950                      1,210,495              1.40
     41                      650,175                             814,973                        802,226              1.23
     42                      609,666                             894,644                        829,644              1.36
     43                      605,149                             772,852                        731,852              1.21
     44                      595,003                             783,075                        722,575              1.21
------------------------------------------------------------------------------------------------------------------------------------
     45                      583,248                             936,603                        876,375              1.50
     46                      583,248                             865,970                        778,059              1.33
     47                      572,659                             791,459                        722,496              1.26
     48                      543,945                             725,907                        663,907              1.22
     49                      557,551                             804,765                        716,574              1.29
------------------------------------------------------------------------------------------------------------------------------------
     50                      589,426                             871,278                        871,278              1.48
     51                      562,845                             706,325                        664,325              1.18
     52                      536,869                             755,309                        696,061              1.30
     53                      596,042                             846,634                        846,634              1.42
     54                      511,780                             705,914                        655,914              1.28
------------------------------------------------------------------------------------------------------------------------------------
     55                      510,157                             911,742                        839,237              1.65
     56                      503,625                             704,231                        662,207              1.31
     57                      517,771                             725,179                        665,682              1.29
     58                      497,273                             672,694                        623,444              1.25
     59                      475,028                             591,863                        546,613              1.20
------------------------------------------------------------------------------------------------------------------------------------
     60                      513,172                             748,292                        748,292              1.46
     61                      458,270                             690,171                        591,431              1.29
     62                      453,716                             819,117                        733,001              1.62
     63                      440,259                             539,804                        513,404              1.17
     64                      459,041                             602,687                        551,433              1.20
     64a                                                         243,228                        223,978
     64b                                                         291,574                        266,570
     64c                                                          67,884                         60,884
------------------------------------------------------------------------------------------------------------------------------------
     65                      469,660                             578,914                        567,664              1.21
     66                      422,192                             542,732                        525,092              1.24
     67                      446,088                             624,260                        558,628              1.25
     68                      429,538                             579,338                        532,338              1.24
     69                      439,633                             623,084                        598,943              1.36
------------------------------------------------------------------------------------------------------------------------------------
     70                      450,160                             613,033                        563,269              1.25
     71                      435,794                             576,333                        549,831              1.26
     72                      422,506                             661,611                        620,263              1.47
     73                      421,801                             557,402                        541,563              1.28
     74                      401,176                             546,869                        500,669              1.25
------------------------------------------------------------------------------------------------------------------------------------
     75                      427,386                             696,489                        696,489              1.63
     76                      380,057                             566,750                        484,181              1.27
     77                      404,362                             553,918                        498,373              1.23
     78                      367,550                             501,646                        481,474              1.31
     79                      345,586                             483,906                        476,306              1.38
------------------------------------------------------------------------------------------------------------------------------------
     80                      362,136                             508,965                        447,197              1.23
     81                      361,440                             747,684                        747,684              2.07
     82                      345,156                             466,697                        434,195              1.26
     83                      359,393                             573,060                        573,060              1.59
     84                      321,238                             492,488                        437,903              1.36
------------------------------------------------------------------------------------------------------------------------------------
     85                      310,820                             564,459                        521,184              1.68
     86                      323,922                             455,140                        416,782              1.29
     86a                                                         104,577                         93,277
     86b                                                          33,875                         31,592
     86c                                                          33,575                         29,392
     86d                                                          19,201                         17,288
     86e                                                          48,205                         45,118
     86f                                                         215,708                        200,116
------------------------------------------------------------------------------------------------------------------------------------
     87                      295,687                             395,727                        382,343              1.29
     88                      309,678                             396,362                        391,511              1.26
     89                      295,277                             365,974                        353,014              1.20
     90                      322,883                             635,232                        635,232              1.97
     91                      298,307                             375,103                        369,203              1.24
------------------------------------------------------------------------------------------------------------------------------------
     92                      287,753                             420,619                        391,119              1.36
     93                      288,847                             416,949                        363,525              1.26
     93a                                                         187,226                        164,752
     93b                                                         229,723                        198,773
     94                      315,703                             358,170                        349,372              1.31
------------------------------------------------------------------------------------------------------------------------------------
     95                      276,529                             336,232                        331,132              1.20
     96                      286,107                             360,008                        350,735              1.23
     97                      274,298                             375,394                        343,634              1.25
     98                      275,534                             364,996                        354,146              1.29
     99                      271,722                             338,306                        327,106              1.20
------------------------------------------------------------------------------------------------------------------------------------
     100                     263,712                             375,322                        345,322              1.31
     101                     257,551                             344,928                        327,042              1.27
     102                     278,813                             469,050                        390,668              1.40
     103                     268,993                             415,048                        382,050              1.42
     104                     232,899                             310,385                        296,985              1.28
------------------------------------------------------------------------------------------------------------------------------------
     105                     228,084                             331,623                        288,795              1.27
     106                     239,550                             388,876                        329,618              1.38
     107                     240,742                             339,645                        305,884              1.27
     108                     239,738                             330,842                        300,863              1.25
     109                     233,071                             371,280                        355,123              1.52
------------------------------------------------------------------------------------------------------------------------------------
     110                     222,060                             335,724                        278,599              1.25
     111                     208,694                             296,232                        258,658              1.24
     112                     204,137                             370,532                        314,872              1.54
     113                     202,400                             299,716                        263,806              1.30
     114                     209,161                             272,954                        262,471              1.25
------------------------------------------------------------------------------------------------------------------------------------
     115                     200,939                             259,455                        254,205              1.27
     116                     191,113                             308,629                        270,081              1.41
     117                     195,197                             276,736                        258,480              1.32
     118                     196,009                             283,393                        244,442              1.25
     119                     180,810                             260,636                        242,636              1.34
------------------------------------------------------------------------------------------------------------------------------------
     120                     179,461                             222,677                        217,177              1.21
     121                     182,333                             273,974                        272,519              1.49
     122                     185,561                             272,703                        250,297              1.35
     123                     185,032                             313,384                        286,884              1.55
     124                     176,412                             236,014                        220,952              1.25
------------------------------------------------------------------------------------------------------------------------------------
     125                     203,673                             278,854                        252,510              1.24
     126                     163,962                             218,910                        209,276              1.28
     127                     152,192                             255,851                        230,834              1.52
     128                     160,367                             227,259                        200,091              1.25
     129                     156,515                             210,494                        194,881              1.25
------------------------------------------------------------------------------------------------------------------------------------
     130                     150,827                             207,296                        192,796              1.28
     131                     151,196                             252,970                        227,879              1.51
     132                     152,875                             207,568                        193,889              1.27
     133                     156,781                             258,012                        233,073              1.49
    133a                                                         117,024                        106,274
    133b                                                          83,764                         75,574
    133c                                                          57,224                         51,224
------------------------------------------------------------------------------------------------------------------------------------
     134                     141,865                             204,164                        177,174              1.25
     135                     141,992                             189,992                        178,907              1.26
     136                     144,832                             204,011                        198,131              1.37
     137                     140,575                             198,425                        180,425              1.28
     138                     123,132                             162,777                        153,777              1.25
------------------------------------------------------------------------------------------------------------------------------------
     139                     123,132                             195,229                        153,174              1.24
     140                     124,626                             183,055                        153,847              1.23
     141                     120,239                             203,207                        179,617              1.49
     142                     127,908                             183,658                        168,808              1.32
     143                     117,966                             189,158                        163,997              1.55
------------------------------------------------------------------------------------------------------------------------------------
     144                     113,883                             161,774                        144,949              1.27
     145                     116,510                             177,683                        160,883              1.38
     146                     106,869                             144,319                        133,319              1.25
     147                     108,417                             142,502                        131,279              1.21
     148                     108,344                             166,079                        144,079              1.33
------------------------------------------------------------------------------------------------------------------------------------
     149                     100,329                             193,082                        152,348              1.52
     150                     126,909                             153,717                        145,467              1.15
     151                     102,843                             154,169                        131,189              1.28
     152                      98,657                             142,648                        139,849              1.42
     153                      92,270                             135,892                        127,769              1.38
------------------------------------------------------------------------------------------------------------------------------------
     154                      93,634                             137,139                        118,695              1.27
     155                      96,951                             141,566                        128,477              1.33
     156                      97,721                             157,448                        134,614              1.38
     157                      94,334                             132,406                        118,047              1.25
     158                      94,218                             137,116                        133,251              1.41
------------------------------------------------------------------------------------------------------------------------------------
     159                      85,244                             162,679                        129,997              1.52
     160                      84,505                             131,976                        121,726              1.44
     161                     116,150                             158,174                        138,894              1.20
     162                      84,745                             127,353                        107,699              1.27
     163                      73,402                             111,201                         95,865              1.31
------------------------------------------------------------------------------------------------------------------------------------
     164                      74,975                             102,890                         96,890              1.29
     165                      76,783                             106,028                         95,831              1.25
     166                      72,034                             101,489                         91,259              1.27
     167                      64,997                              95,670                         87,840              1.35
     168                      63,636                              87,591                         79,556              1.25
------------------------------------------------------------------------------------------------------------------------------------
     169                      61,537                             100,342                         76,714              1.25
     170                      63,181                              90,394                         84,394              1.34
     171                      61,976                              83,776                         81,426              1.31
     172                      55,590                              75,774                         70,024              1.26
     173                      54,846                              96,075                         77,645              1.42
------------------------------------------------------------------------------------------------------------------------------------
     174                      50,190                              75,657                         65,847              1.31
     175                      35,978                              49,980                         45,072              1.25
------------------------------------------------------------------------------------------------------------------------------------

   CONTROL           CROSS COLLATERALIZED                                 ORIGINAL          ORIGINAL               CUT-OFF DATE
   NUMBER                  DSCR (X)                                  APPRAISAL VALUE ($)  APPRAISAL DATE               LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
      1                                                                 250,000,000         08/30/00                   58.33
      2                                                                 217,000,000         09/13/00                   46.54
      3                                                                  79,000,000         09/02/00                   63.25
      4                                                                  70,800,000                                    44.45
     4a                                                                   7,400,000         08/07/00
     4b                                                                  10,100,000         08/03/00
     4c                                                                  12,300,000         08/14/00
     4d                                                                  13,400,000         08/25/00
     4e                                                                   5,500,000         08/07/00
     4f                                                                   5,300,000         08/16/00
     4g                                                                   4,900,000         08/21/00
     4h                                                                  11,900,000         08/28/00
------------------------------------------------------------------------------------------------------------------------------------
      5                                                                  45,900,000         09/13/00                   65.31
      6                                                                  40,000,000         06/15/00                   74.50
      7                                                                  36,000,000         05/24/00                   78.72
      8                                                                  37,800,000                                    74.95
     8a                                                                  14,300,000         07/07/00
     8b                                                                  12,900,000         06/19/00
     8c                                                                  10,600,000         06/19/00
------------------------------------------------------------------------------------------------------------------------------------
      9                                                                  32,500,000         06/21/00                   78.38
     10                                                                  26,200,000         06/30/00                   76.29
     11                                                                  28,770,000         06/12/00                   67.98
     12                                                                  24,500,000         06/13/00                   79.42
     13                                                                  24,000,000         08/31/00                   76.58
------------------------------------------------------------------------------------------------------------------------------------
     14                                                                  23,425,000                                    77.88
     14a                                                                  5,675,000         06/08/00
     14b                                                                  4,525,000         05/25/00
     14c                                                                 10,400,000         06/27/00
     14d                                                                  2,825,000         06/07/00
------------------------------------------------------------------------------------------------------------------------------------
     15                                                                  25,000,000         08/10/00                   72.28
     16                                                                  21,000,000         08/31/00                   75.39
     17                                                                  19,100,000         06/02/00                   79.86
     18                                                                  19,000,000         08/01/00                   79.87
     19                                                                  19,200,000         09/14/00                   78.55
------------------------------------------------------------------------------------------------------------------------------------
     20                                                                  18,700,000         09/18/00                   77.75
     21                                                                  18,900,000         11/19/99                   73.80
     22                                                                  18,400,000         06/29/00                   75.96
     23                                                                  20,900,000         12/31/00                   63.57
     24                                                                  17,150,000         07/03/00                   76.68
------------------------------------------------------------------------------------------------------------------------------------
     25                                                                  16,200,000         03/15/00                   80.00
     26                                                                  18,000,000         08/02/00                   71.03
     27                                                                  16,350,000         07/12/00                   74.46
     28                                                                  17,000,000         03/23/00                   71.32
     29                                                                  15,250,000         07/26/00                   78.88
------------------------------------------------------------------------------------------------------------------------------------
     30                                                                  15,000,000         07/21/00                   79.22
     31                                                                  14,450,000         06/01/00                   72.54
     32                                                                  14,475,000         08/24/00                   71.46
     33                                                                  13,800,000         04/28/00                   66.52
     34                                                                  13,000,000         06/08/00                   72.93
------------------------------------------------------------------------------------------------------------------------------------
     35                                                                  12,800,000         04/25/00                   74.04
     36                                                                  13,800,000         08/18/00                   68.51
     37                                                                  11,300,000         07/10/00                   79.56
     38                                                                  12,200,000         08/04/99                   72.41
     39                                                                  12,500,000         08/01/00                   69.55
------------------------------------------------------------------------------------------------------------------------------------
     40                                                                  12,300,000         03/01/00                   69.78
     41                                                                   9,100,000         08/01/00                   79.91
     42                      1.30                                         8,800,000         06/29/00                   77.33
     43                                                                   8,750,000         06/30/00                   76.44
     44                      1.23                                         8,580,000         08/20/00                   76.84
------------------------------------------------------------------------------------------------------------------------------------
     45                                                                   9,300,000         05/29/00                   69.71
     46                                                                   8,880,000         09/19/00                   73.15
     47                                                                   8,500,000         09/01/00                   75.25
     48                                                                   7,700,000         07/28/00                   79.91
     49                                                                   8,400,000         07/10/00                   73.09
------------------------------------------------------------------------------------------------------------------------------------
     50                                                                   7,800,000         05/25/00                   77.99
     51                                                                   7,175,000         01/24/00                   84.82
     52                                                                   7,500,000         03/22/00                   77.71
     53                                                                   8,100,000         07/01/00                   71.44
     54                      1.30                                         7,270,000         06/29/00                   78.58
------------------------------------------------------------------------------------------------------------------------------------
     55                                                                   8,300,000         09/13/00                   67.07
     56                                                                   7,375,000         10/15/00                   75.13
     57                                                                   8,200,000         06/05/00                   67.64
     58                                                                   6,900,000         06/15/00                   79.29
     59                                                                   7,400,000         05/22/00                   69.76
------------------------------------------------------------------------------------------------------------------------------------
     60                                                                   8,100,000         07/01/00                   64.01
     61                                                                   7,000,000         06/09/00                   72.78
     62                                                                   8,850,000         07/23/00                   56.44
     63                                                                   5,900,000         08/04/00                   84.69
     64                                                                   6,800,000                                    73.02
     64a                                                                  2,500,000         02/24/00
     64b                                                                  3,400,000         02/24/00
     64c                                                                    900,000         02/24/00
------------------------------------------------------------------------------------------------------------------------------------
     65                                                                   7,150,000         05/15/00                   69.45
     66                                                                   6,150,000         07/12/00                   78.72
     67                                                                   6,100,000         07/07/00                   78.74
     68                      1.30                                         6,175,000         06/29/00                   77.65
     69                                                                   6,400,000         09/14/00                   74.95
------------------------------------------------------------------------------------------------------------------------------------
     70                                                                   7,630,000         11/12/99                   61.31
     71                                                                   6,700,000         06/08/00                   69.27
     72                                                                   6,290,000         02/01/00                   71.27
     73                                                                   5,800,000         09/01/00                   77.44
     74                      1.23                                         6,120,000         08/02/00                   72.64
------------------------------------------------------------------------------------------------------------------------------------
     75                                                                   7,100,000         06/09/00                   61.76
     76                                                                   5,800,000         09/05/00                   72.34
     77                                                                   5,600,000         08/16/00                   73.50
     78                                                                   5,250,000         09/05/00                   78.04
     79                                                                   6,610,000         07/27/00                   60.68
------------------------------------------------------------------------------------------------------------------------------------
     80                                                                   5,000,000         03/21/00                   76.78
     81                                                                   7,000,000         06/05/00                   54.09
     82                                                                   4,850,000         04/27/00                   77.44
     83                                                                   5,600,000         06/09/00                   65.85
     84                                                                   4,450,000         08/08/00                   79.69
------------------------------------------------------------------------------------------------------------------------------------
     85                                                                   5,850,000         06/21/00                   59.76
     86                                                                   4,595,000                                    74.94
     86a                                                                  1,050,000         05/20/00
     86b                                                                    365,000         05/20/00
     86c                                                                    360,000         05/20/00
     86d                                                                    180,000         04/06/00
     86e                                                                    490,000         04/06/00
     86f                                                                  2,150,000         05/12/00
------------------------------------------------------------------------------------------------------------------------------------
     87                                                                   4,250,000         05/05/00                   79.91
     88                                                                   4,800,000         03/07/00                   70.58
     89                                                                   4,300,000         04/26/00                   76.66
     90                                                                   5,800,000         02/23/00                   56.71
     91                                                                   4,300,000         06/08/00                   75.66
------------------------------------------------------------------------------------------------------------------------------------
     92                                                                   4,375,000         05/12/00                   73.55
     93                                                                   4,600,000                                    69.51
     93a                                                                  1,900,000         08/01/00
     93b                                                                  2,700,000         08/01/00
     94                                                                   4,400,000         07/18/00                   61.25
------------------------------------------------------------------------------------------------------------------------------------
     95                                                                   4,525,000         09/01/00                   70.56
     96                                                                   3,950,000         08/01/00                   79.67
     97                                                                   4,100,000         08/09/00                   75.07
     98                                                                   3,900,000         07/05/00                   76.80
     99                                                                   3,940,000         06/30/00                   76.01
------------------------------------------------------------------------------------------------------------------------------------
     100                     1.30                                         3,925,000         06/23/00                   75.00
     101                                                                  3,710,000         04/25/00                   78.70
     102                                                                  4,125,000         02/08/00                   69.93
     103                                                                  5,250,000         07/10/00                   54.38
     104                                                                  3,550,000         08/14/00                   74.32
------------------------------------------------------------------------------------------------------------------------------------
     105                                                                  3,340,000         05/23/00                   75.67
     106                                                                  3,200,000         07/15/00                   77.91
     107                                                                  4,200,000         02/22/00                   58.93
     108                                                                  3,310,000         12/23/99                   72.99
     109                                                                  3,800,000         07/06/00                   62.94
------------------------------------------------------------------------------------------------------------------------------------
     110                                                                  3,500,000         05/23/00                   68.46
     111                                                                  3,150,000         09/01/00                   74.55
     112                                                                  3,500,000         05/19/00                   64.86
     113                                                                  3,050,000         08/09/00                   73.49
     114                                                                  3,000,000         03/20/00                   74.56
------------------------------------------------------------------------------------------------------------------------------------
     115                                                                  2,750,000         08/01/00                   79.84
     116                                                                  3,275,000         06/19/00                   65.53
     117                                                                  3,000,000         08/26/00                   69.96
     118                                                                  2,900,000         07/02/00                   69.30
     119                                                                  3,095,000         12/20/99                   64.46
------------------------------------------------------------------------------------------------------------------------------------
     120                                                                  2,600,000         07/12/00                   76.76
     121                                                                  2,800,000         07/28/00                   71.31
     122                                                                  3,200,000         06/12/00                   62.38
     123                     1.50                                         2,575,000         04/26/00                   75.95
     124                                                                  2,650,000         07/19/00                   73.73
------------------------------------------------------------------------------------------------------------------------------------
     125                                                                  2,700,000         11/17/99                   69.68
     126                                                                  2,750,000         11/11/99                   64.90
     127                                                                  2,900,000         03/07/00                   60.13
     128                                                                  2,180,000         02/22/00                   78.83
     129                                                                  2,200,000         09/01/00                   78.05
------------------------------------------------------------------------------------------------------------------------------------
     130                                                                  2,200,000         04/15/00                   77.10
     131                     1.51                                         2,515,000         05/11/00                   66.88
     132                                                                  2,200,000         09/01/00                   76.24
     133                                                                  1,950,000                                    80.63
    133a                                                                    850,000         10/08/99
    133b                                                                    620,000         02/29/00
    133c                                                                    480,000         02/29/00
------------------------------------------------------------------------------------------------------------------------------------
     134                     1.25                                         2,120,000         02/18/00                   70.92
     135                                                                  2,025,000         11/22/99                   73.87
     136                                                                  2,100,000         04/05/00                   71.39
     137                                                                  2,150,000         03/22/00                   68.63
     138                                                                  1,750,000         03/13/00                   78.65
------------------------------------------------------------------------------------------------------------------------------------
     139                                                                  2,350,000         06/02/00                   57.41
     140                                                                  1,850,000         05/01/00                   72.43
     141                     1.51                                         2,000,000         05/22/00                   66.88
     142                                                                  1,800,000         05/10/00                   73.90
     143                                                                  1,900,000         05/20/00                   61.45
------------------------------------------------------------------------------------------------------------------------------------
     144                                                                  1,900,000         06/12/00                   65.94
     145                                                                  1,625,000         01/21/00                   74.48
     146                                                                  1,510,000         03/22/00                   79.26
     147                                                                  1,730,000         05/03/00                   66.90
     148                                                                  1,800,000         01/08/00                   60.70
------------------------------------------------------------------------------------------------------------------------------------
     149                                                                  2,175,000         06/02/00                   50.49
     150                                                                  1,630,000         03/13/00                   66.17
     151                                                                  1,500,000         04/06/00                   73.06
     152                                                                  1,350,000         01/15/00                   73.58
     153                                                                  1,500,000         01/14/00                   66.54
------------------------------------------------------------------------------------------------------------------------------------
     154                                                                  1,600,000         06/21/00                   62.40
     155                                                                  1,460,000         04/08/00                   68.21
     156                                                                  1,395,000         04/20/00                   71.39
     157                                                                  1,350,000         08/21/99                   72.04
     158                                                                  1,470,000         04/06/00                   64.71
------------------------------------------------------------------------------------------------------------------------------------
     159                     1.51                                         1,930,000         05/22/00                   49.14
     160                                                                  1,400,000         05/05/00                   67.03
     161                                                                  1,500,000         12/28/99                   60.30
     162                                                                  1,400,000         03/03/00                   62.30
     163                                                                  1,100,000         08/16/00                   76.31
------------------------------------------------------------------------------------------------------------------------------------
     164                     1.28                                         1,000,000         03/22/00                   79.82
     165                                                                  1,050,000         04/20/00                   74.93
     166                     1.28                                         1,000,000         03/22/00                   73.20
     167                                                                  1,050,000         05/05/00                   68.74
     168                                                                    950,000         06/09/00                   69.90
------------------------------------------------------------------------------------------------------------------------------------
     169                     1.25                                           920,000         02/22/00                   70.89
     170                     1.50                                           850,000         04/26/00                   75.16
     171                                                                    985,000         02/21/00                   64.20
     172                                                                    820,000         04/11/00                   71.94
     173                                                                    775,000         02/11/00                   70.58
------------------------------------------------------------------------------------------------------------------------------------
     174                                                                    860,000         12/08/99                   59.07
     175                                                                    460,000         03/22/00                   79.85
------------------------------------------------------------------------------------------------------------------------------------

                       SCHEDULED
   CONTROL          MATURITY OR ARD               CROSS COLLATERALIZED
   NUMBER             DATE LTV (%)                   LTV RATIO (%)                   YEAR BUILT              YEAR RENOVATED
----------------------------------------------------------------------------------------------------------------------------------
      1                  52.09                                                          1997
      2                  41.01                                                          1999
      3                  56.54                                                          1985
      4                  36.92
     4a                                                                                 1997
     4b                                                                                 1997
     4c                                                                                 1996
     4d                                                                                 1994
     4e                                                                                 1993                 1999 (Partial)
     4f                                                                                 1992                   1998/1999
     4g                                                                                 1996
     4h                                                                                 1986                   1998/1999
----------------------------------------------------------------------------------------------------------------------------------
      5                  58.08                                                       1999/2000
      6                  63.42                                                          1999
      7                  71.01                                                          1977                      1993
      8                  67.44
     8a                                                                                 1964                      1994
     8b                                                                                 1994                      1998
     8c                                                                                 1999
----------------------------------------------------------------------------------------------------------------------------------
      9                  70.37                                                          1999
     10                  68.37                                                          1987                      2000
     11                  61.03                                                       1972/1976                 1998/1999
     12                  71.46                                                       1981/1993
     13                  68.37                                                       1984/1987
----------------------------------------------------------------------------------------------------------------------------------
     14                  70.22
     14a                                                                                1999
     14b                                                                                1999
     14c                                                                                1999
     14d                                                                                1998
----------------------------------------------------------------------------------------------------------------------------------
     15                  65.02                                                          1989
     16                  67.15                                                          1999
     17                  71.49                                                          1998
     18                  71.99                                                          1999
     19                  69.97                                                       1994/1998
----------------------------------------------------------------------------------------------------------------------------------
     20                   71.4                                                          1963                      1998
     21                  67.36                                                          1998
     22                  68.41                                                       1965/1971
     23                  57.22                                                          1999
     24                  68.64                                                          1999
----------------------------------------------------------------------------------------------------------------------------------
     25                  72.83                                                          1945                    Various
     26                  63.84                                                          1905                      1984
     27                  67.27                                                          1998
     28                  60.66                                                          1997
     29                  70.94                                                          1954                      1992
----------------------------------------------------------------------------------------------------------------------------------
     30                  71.26                                                          1986
     31                  60.65                                                          1973                   1999/2000
     32                   64.1                                                          1998
     33                  62.49                                                          1964                      1992
     34                  65.94                                                          1975             1994/1995 / 1997/1998
----------------------------------------------------------------------------------------------------------------------------------
     35                  67.02                                                          2000
     36                  61.24                                                          1998
     37                  71.77                                                          1999
     38                  65.79                                                          1989
     39                  62.15                                                          2000
----------------------------------------------------------------------------------------------------------------------------------
     40                  59.35                                                          1997
     41                  71.78                                                          2000
     42                  69.56                           77.42                       1982/1985
     43                  68.89                                                          1968
     44                  69.19                           75.15                          1983
----------------------------------------------------------------------------------------------------------------------------------
     45                   62.8                                                          1965                   1980/1981
     46                  65.75                                                       1952/1959                    1985
     47                  67.58                                                     1994/1999/2000
     48                  71.58                                                          1983                      1997
     49                  65.93                                                       1980/1988                    1999
----------------------------------------------------------------------------------------------------------------------------------
     50                  65.35                                                          1998
     51                  72.16                                                          1997
     52                  70.38                                                          1982
     53                  61.05                                                          1998
     54                  70.68                           77.42                          1987
----------------------------------------------------------------------------------------------------------------------------------
     55                  60.58                                                       1986/1993
     56                  67.78                                                          2000
     57                  61.38                                                          1990
     58                  71.54                                                          1986
     59                  65.23                                                       1971/1972
----------------------------------------------------------------------------------------------------------------------------------
     60                  52.81                                                          1999
     61                  65.47                                                          1988                      1990
     62                   50.9                                                          1973                      1995
     63                  67.69                                                          1999
     64                  66.18
     64a                                                                                1928                   1997/2000
     64b                                                                                1928                   1997/2000
     64c                                                                                1931                      2000
----------------------------------------------------------------------------------------------------------------------------------
     65                   63.3                                                          1999
     66                   70.3                                                          1999
     67                  71.39                                                          1981
     68                  69.84                           77.42                          1985
     69                  67.71                                                          1991
----------------------------------------------------------------------------------------------------------------------------------
     70                  56.23                                                          1998
     71                  63.02                                                          2000
     72                    65                                                     mid-1980's/1996
     73                  64.19                                                          1999
     74                   65.4                           75.15                          1979
----------------------------------------------------------------------------------------------------------------------------------
     75                  51.89                                                          1996
     76                  65.19                                                       1985/1986
     77                  58.41                                                       1870/1899              1980's/1996/1999
     78                  70.13                                                          2000
     79                  54.01                                                          2000
----------------------------------------------------------------------------------------------------------------------------------
     80                  69.99                                                          1988                      1996
     81                  45.14                                                          1988                      1995
     82                  70.13                                                          1989
     83                  55.32                                                          1996                   1998/1999
     84                  71.82                                                          1986
----------------------------------------------------------------------------------------------------------------------------------
     85                  53.61                                                          1993                      1996
     86                  68.21
     86a                                                                                1977
     86b                                                                                1967
     86c                                                                                1976
     86d                                                                                1977
     86e                                                                                1964
     86f                                                                                1970
----------------------------------------------------------------------------------------------------------------------------------
     87                  71.31                                                          2000
     88                  63.89                                                          1999
     89                   68.9                                                          1998
     90                  47.75                                                          1998
     91                  68.44                                                          1991                      1994
----------------------------------------------------------------------------------------------------------------------------------
     92                  66.13                                                          1985                      1998
     93                   62.6
     93a                                                                                1982                      1994
     93b                                                                                1983                      1994
     94                   61.2                                                          1999
----------------------------------------------------------------------------------------------------------------------------------
     95                  62.85                                                          2000
     96                  71.86                                                          1999
     97                  67.35                                                          1999
     98                  69.49                                                          1993                      1999
     99                  68.55                                                          1999
----------------------------------------------------------------------------------------------------------------------------------
     100                 67.46                           77.42                          1986
     101                 70.48                                                          1988
     102                 58.67                                                          1978
     103                 45.12                                                          2000
     104                 66.51                                                       1998/1999
----------------------------------------------------------------------------------------------------------------------------------
     105                 68.13                                                          1984
     106                  65.1                                                       1983/1985
     107                 54.09                                                          1987
     108                 61.75                                                          1960                      1980
     109                 52.88                                                          1972
----------------------------------------------------------------------------------------------------------------------------------
     110                 62.06                                                       1969/1970                 1993/1998
     111                 66.83                                                          1989
     112                  58.4                                                       1972/1974                 1997/1998
     113                 66.15                                                       1973/1983                    2000
     114                  67.8                                                          2000
----------------------------------------------------------------------------------------------------------------------------------
     115                 72.19                                                          1912                      2000
     116                 58.83                                                          1988
     117                 63.42                                                          1999
     118                 58.19                                                          1985
     119                 58.17                                                          1972                      1999
----------------------------------------------------------------------------------------------------------------------------------
     120                 69.11                                                          1916                      2000
     121                 64.41                                                          2000
     122                 56.61                                                       1989/1990
     123                 73.43                           75.76                          1963                      1997
     124                 66.35                                                          1999
----------------------------------------------------------------------------------------------------------------------------------
     125                 51.17                                                          1967
     126                 58.82                                                          1900                      1996
     127                 53.79                                                          1947                      1993
     128                 65.44                                                          1984
     129                 70.47                                                       1999/2000
----------------------------------------------------------------------------------------------------------------------------------
     130                 69.23                                                          1970
     131                 60.18                           62.64                          1972
     132                 68.83                                                          1999
     133                 68.32
    133a                                                                                1969                      2000
    133b                                                                                1968                      1999
    133c                                                                                1965                      1999
----------------------------------------------------------------------------------------------------------------------------------
     134                 61.68                           70.91                          1977                      1999
     135                 67.43                                                          1999
     136                 65.31                                                  1969/1987/1988/1994
     137                 57.27                                                          1962                      1999
     138                 70.76                                                          1974
----------------------------------------------------------------------------------------------------------------------------------
     139                 51.81                                                          1989
     140                 65.71                                                          1920
     141                 60.18                           62.64                          1988
     142                 61.86                                                          1929
     143                 61.63                                                          1989
----------------------------------------------------------------------------------------------------------------------------------
     144                 59.49                                                       1981/1982                    1997
     145                 62.48                                                          1971
     146                 71.28                                                       1948/1963                 1998/1999
     147                 60.86                                                          1999
     148                 51.41                                                       1965/1970                    1999
----------------------------------------------------------------------------------------------------------------------------------
     149                 45.61                                                          1978
     150                  1.65                                                          1921                      1990
     151                 60.63                                                          1972
     152                 62.35                                                          1967                      1980
     153                 60.31                                                          1994
----------------------------------------------------------------------------------------------------------------------------------
     154                 56.73                                                          1964
     155                 57.33                                                          1999
     156                 60.15                                                          1963                      1989
     157                 66.19                                                          1914                      1987
     158                 54.69                                                          1998
----------------------------------------------------------------------------------------------------------------------------------
     159                 44.21                           62.64                          1981
     160                 60.34                                                          1914                      1995
     161                  2.15                                                          1971                      1995
     162                 54.61                                                          1966                      1999
     163                 68.14                                                          1973                   1996/1999
----------------------------------------------------------------------------------------------------------------------------------
     164                 72.66                           76.65                          1982
     165                 63.02                                                          1982                      1997
     166                 61.74                           76.65                          1983                      1984
     167                 61.88                                                          1912                      1995
     168                 63.87                                                          1967                      1999
----------------------------------------------------------------------------------------------------------------------------------
     169                 61.65                           70.91                          1984
     170                 72.96                           75.76                          1963                   1997/1998
     171                 54.07                                                          1950
     172                 65.51                                                          1964
     173                 59.95                                                          1978
----------------------------------------------------------------------------------------------------------------------------------
     174                 49.88                                                          1983
     175                 73.41                                                          1950                      1983
----------------------------------------------------------------------------------------------------------------------------------

                                                                       CUT-OFF DATE
                                                                       BALANCE PER
   CONTROL         UNITS, BEDS                                     SQ. FT., UNIT, BED,
   NUMBER          ROOMS, SQFT           UNIT DESCRIPTION            PAD OR ROOM ($)             OCCUPANCY (%)       OCCUPANCY DATE
----------------------------------------------------------------------------------------------------------------------------------
      1                   1,230,001           Sq Ft                                     119           98                 11/20/00
      2                     528,846           Sq Ft                                     191           90                 09/06/00
      3                     635,737           Sq Ft                                      79           96                 09/01/00
      4                         965           Rooms                                  32,610
     4a                         128           Rooms                                                   73                 08/31/00
     4b                         128           Rooms                                                   84                 08/31/00
     4c                         128           Rooms                                                   87                 08/31/00
     4d                         126           Rooms                                                   74                 08/31/00
     4e                         117           Rooms                                                   75                 08/31/00
     4f                         126           Rooms                                                   62                 08/31/00
     4g                          92           Rooms                                                   69                 08/31/00
     4h                         120           Rooms                                                   80                 08/31/00
----------------------------------------------------------------------------------------------------------------------------------
      5                          91           Units                                 329,438           100                09/28/00
      6                         360           Units                                  82,778           96                 09/22/00
      7                         768           Units                                  36,902           96                 08/24/00
      8                     269,107           Sq Ft                                     105
     8a                     111,933           Sq Ft                                                   100                08/01/00
     8b                      97,874           Sq Ft                                                   100                08/01/00
     8c                      59,300           Sq Ft                                                   100                08/01/00
----------------------------------------------------------------------------------------------------------------------------------
      9                         435           Units                                  58,557           95                 09/20/00
     10                      36,756           Sq Ft                                     544           100                10/18/00
     11                         302           Units                                  64,757           98                 07/28/00
     12                     153,069           Sq Ft                                     127           98                 06/30/00
     13                         600           Units                                  30,631           92                 09/19/00
----------------------------------------------------------------------------------------------------------------------------------
     14                     167,177           Sq Ft                                     109
     14a                     39,218           Sq Ft                                                   100                08/22/00
     14b                     39,218           Sq Ft                                                   100                08/22/00
     14c                     62,740           Sq Ft                                                   98                 08/22/00
     14d                     26,001           Sq Ft                                                   100                08/22/00
----------------------------------------------------------------------------------------------------------------------------------
     15                     185,613           Sq Ft                                      97           99                 07/31/00
     16                         276           Units                                  57,359           98                 09/18/00
     17                     107,262           Sq Ft                                     142           100                08/23/00
     18                     113,369           Sq Ft                                     134           100                08/15/00
     19                         253           Units                                  59,613           94                 09/18/00
----------------------------------------------------------------------------------------------------------------------------------
     20                     112,287           Sq Ft                                     133           89                 10/01/00
     21                     128,185           Sq Ft                                     109           96                 06/28/00
     22                         408           Units                                  34,255           98                 07/10/00
     23                     132,859           Sq Ft                                     100           80                 09/19/00
     24                         352           Units                                  37,358           97                 06/28/00
----------------------------------------------------------------------------------------------------------------------------------
     25                         336           Units                                  38,571           99                 09/21/00
     26                     224,626           Sq Ft                                      57           95                 09/15/00
     27                         240           Units                                  50,729           95                 07/12/00
     28                         121           Rooms                                 100,195           79                 03/31/00
     29                     165,417           Sq Ft                                      73           99                 08/08/00
----------------------------------------------------------------------------------------------------------------------------------
     30                     114,354           Sq Ft                                     104           97                 09/01/00
     31                         255           Rooms                                  41,105           78                 04/30/00
     32                     106,323           Sq Ft                                      97           100                10/16/00
     33                     126,708           Sq Ft                                      76           94                 10/01/00
     34                     305,870           Sq Ft                                      31           97                 06/28/00
----------------------------------------------------------------------------------------------------------------------------------
     35                      91,332           Sq Ft                                     104           100                06/06/00
     36                      75,943           Sq Ft                                     125           100                07/21/00
     37                      74,338           Sq Ft                                     121           100                09/01/00
     38                      53,777           Sq Ft                                     164           94                 09/28/00
     39                          48           Units                                 181,127           98                 08/01/00
----------------------------------------------------------------------------------------------------------------------------------
     40                          98           Rooms                                  87,582           77                 03/31/00
     41                      63,733           Sq Ft                                     114           100                08/17/00
     42                         260           Units                                  26,174           92                 07/10/00
     43                         164           Units                                  40,785           95                 08/01/00
     44                         220           Units                                  29,969           97                 09/06/00
----------------------------------------------------------------------------------------------------------------------------------
     45                         239           Units                                  27,127           100                06/27/00
     46                      82,134           Sq Ft                                      79           100                10/01/00
     47                      62,611           Sq Ft                                     102           100                10/02/00
     48                         248           Units                                  24,811           96                 09/05/00
     49                     150,032           Sq Ft                                      41           97                 08/01/00
----------------------------------------------------------------------------------------------------------------------------------
     50                         113           Rooms                                  53,837           77                 05/31/00
     51                         168           Units                                  36,224           96                 08/29/00
     52                      91,178           Sq Ft                                      64           93                 07/11/00
     53                         112           Rooms                                  51,665           72                 06/30/00
     54                         200           Units                                  28,563           98                 07/10/00
----------------------------------------------------------------------------------------------------------------------------------
     55                     168,775           Sq Ft                                      33           99                 10/10/00
     56                      59,838           Sq Ft                                      93           100                08/28/00
     57                      70,440           Sq Ft                                      79           96                 10/05/00
     58                         197           Units                                  27,771           98                 07/25/00
     59                         181           Units                                  29,801           95                 08/10/00
----------------------------------------------------------------------------------------------------------------------------------
     60                          95           Rooms                                  54,579           98                 08/31/00
     61                     106,088           Sq Ft                                      48           83                 08/01/00
     62                      39,192           Sq Ft                                     127           100                07/19/00
     63                         132           Units                                  37,853           96                 08/25/00
     64                         199           Units                                  24,951
     64a                         77           Units                                                   100                10/01/00
     64b                         94           Units                                                   100                10/01/00
     64c                         28           Units                                                   100                10/01/00
----------------------------------------------------------------------------------------------------------------------------------
     65                          45           Units                                 110,353           100                07/17/00
     66                          98           Units                                  49,398           91                 07/01/00
     67                      57,173           Sq Ft                                      84           92                 07/31/00
     68                         188           Units                                  25,503           93                 07/10/00
     69                     135,962           Sq Ft                                      35           100                05/18/00
----------------------------------------------------------------------------------------------------------------------------------
     70                      33,104           Sq Ft                                     141           100                06/06/00
     71                      27,974           Sq Ft                                     166           100                07/12/00
     72                     139,600           Sq Ft                                      32           85                 10/25/00
     73                      64,200           Sq Ft                                      70           98                 09/26/00
     74                         168           Units                                  26,460           98                 09/06/00
----------------------------------------------------------------------------------------------------------------------------------
     75                          78           Rooms                                  56,219           83                 08/30/00
     76                      82,342           Sq Ft                                      51           96                 08/28/00
     77                      66,922           Sq Ft                                      62           100                09/22/00
     78                      28,368           Sq Ft                                     144           95                 09/25/00
     79                          38           Units                                 105,558           100                08/31/00
----------------------------------------------------------------------------------------------------------------------------------
     80                     118,120           Sq Ft                                      33           88                 07/01/00
     81                          98           Rooms                                  38,637           72                 08/30/00
     82                      25,765           Sq Ft                                     146           100                07/01/00
     83                         120           Rooms                                  30,729           73                 08/30/00
     84                      65,630           Sq Ft                                      54           95                 07/24/00
----------------------------------------------------------------------------------------------------------------------------------
     85                      74,747           Sq Ft                                      47           100                08/22/00
     86                         140           Units                                  24,597
     86a                         36           Units                                                   92                 06/30/00
     86b                          8           Units                                                   88                 06/30/00
     86c                          8           Units                                                   100                06/30/00
     86d                          6           Units                                                   100                06/30/00
     86e                         12           Units                                                   100                06/30/00
     86f                         70           Units                                                   93                 07/12/00
----------------------------------------------------------------------------------------------------------------------------------
     87                      50,000           Sq Ft                                      68           100                05/01/00
     88                      32,268           Sq Ft                                     105           100                04/18/00
     89                          72           Units                                  45,784           100                06/06/00
     90                         110           Rooms                                  29,900           81                 07/31/00
     91                         118            Pads                                  27,571           100                07/05/00
----------------------------------------------------------------------------------------------------------------------------------
     92                         118           Units                                  27,271           98                 05/31/00
     93                      55,511           Sq Ft                                      58
     93a                     20,541           Sq Ft                                                   100                09/01/00
     93b                     34,970           Sq Ft                                                   100                09/01/00
     94                      58,705           Sq Ft                                      54           76                 10/04/00
----------------------------------------------------------------------------------------------------------------------------------
     95                          34           Units                                  93,905           100                09/19/00
     96                      43,600           Sq Ft                                      72           97                 09/06/00
     97                      25,756           Sq Ft                                     120           98                 09/19/00
     98                      30,725           Sq Ft                                      97           100                07/13/00
     99                          56           Units                                  53,482           95                 08/01/00
----------------------------------------------------------------------------------------------------------------------------------
     100                        120           Units                                  24,530           95                 07/12/00
     101                         66           Units                                  44,238           98                 07/01/00
     102                     76,286           Sq Ft                                      38           91                 04/01/00
     103                     57,974           Sq Ft                                      49           100                07/12/00
     104                     16,800           Sq Ft                                     157           90                 09/06/00
----------------------------------------------------------------------------------------------------------------------------------
     105                     34,262           Sq Ft                                      74           100                07/05/00
     106                     44,335           Sq Ft                                      56           100                08/18/00
     107                     29,325           Sq Ft                                      84           100                09/01/00
     108                     26,069           Sq Ft                                      93           100                05/19/00
     109                        199            Pads                                  12,019           100                06/01/00
----------------------------------------------------------------------------------------------------------------------------------
     110                     41,916           Sq Ft                                      57           92                 07/31/00
     111                     25,575           Sq Ft                                      92           100                08/15/00
     112                        220           Units                                  10,319           97                 06/01/00
     113                     31,440           Sq Ft                                      71           97                 10/04/00
     114                     16,908           Sq Ft                                     132           100                07/01/00
----------------------------------------------------------------------------------------------------------------------------------
     115                         21           Units                                 104,549           100                07/15/00
     116                     92,910           Sq Ft                                      23           77                 10/03/00
     117                     19,213           Sq Ft                                     109           89                 08/23/00
     118                     34,430           Sq Ft                                      58           100                08/01/00
     119                         72           Units                                  27,708           94                 04/30/00
----------------------------------------------------------------------------------------------------------------------------------
     120                         22           Units                                  90,714           100                07/13/00
     121                     14,546           Sq Ft                                     137           100                07/25/00
     122                     45,725           Sq Ft                                      44           100                06/01/00
     123                        106           Units                                  18,450           99                 07/31/00
     124                     20,743           Sq Ft                                      94           100                07/01/00
----------------------------------------------------------------------------------------------------------------------------------
     125                     22,915           Sq Ft                                      82           100                04/24/00
     126                         30           Units                                  59,494           97                 04/14/00
     127                         94           Units                                  18,551           97                 05/01/00
     128                         96           Units                                  17,902           97                 03/01/00
     129                     18,192           Sq Ft                                      94           100                07/01/00
----------------------------------------------------------------------------------------------------------------------------------
     130                         58           Units                                  29,245           95                 06/27/00
     131                     37,407           Sq Ft                                      45           85                 06/30/00
     132                     18,120           Sq Ft                                      93           100                07/01/00
     133                         97           Units                                  16,209
    133a                         43           Units                                                   100                09/01/00
    133b                         30           Units                                                   100                09/01/00
    133c                         24           Units                                                   100                09/01/00
----------------------------------------------------------------------------------------------------------------------------------
     134                     22,120           Sq Ft                                      68           93                 04/20/00
     135                     10,249           Sq Ft                                     146           87                 05/09/00
     136                         72            Pads                                  20,822           97                 09/07/00
     137                         72           Units                                  20,493           100                04/22/00
     138                         36           Units                                  38,233           100                05/16/00
----------------------------------------------------------------------------------------------------------------------------------
     139                     33,626           Sq Ft                                      40           100                08/01/00
     140                     33,000           Sq Ft                                      41           100                08/12/00
     141                     21,160           Sq Ft                                      63           100                09/26/00
     142                         54           Units                                  24,635           100                06/02/00
     143                     16,527           Sq Ft                                      79           100                08/01/00
----------------------------------------------------------------------------------------------------------------------------------
     144                     29,956           Sq Ft                                      42           100                09/30/00
     145                         56           Units                                  21,612           98                 03/31/00
     146                         44           Units                                  27,201           96                 09/18/00
     147                     12,900           Sq Ft                                      90           100                09/01/00
     148                         88           Units                                  12,417           97                 08/01/00
----------------------------------------------------------------------------------------------------------------------------------
     149                     23,860           Sq Ft                                      46           100                06/01/00
     150                         31           Units                                  34,790           97                 04/08/00
     151                         60           Units                                  18,265           93                 07/01/00
     152                     18,661           Sq Ft                                      53           99                 06/15/00
     153                      7,008           Sq Ft                                     142           100                09/24/00
----------------------------------------------------------------------------------------------------------------------------------
     154                     16,802           Sq Ft                                      59           100                09/24/00
     155                     14,570           Sq Ft                                      68           100                06/14/00
     156                        108           Units                                   9,222           99                 06/02/00
     157                     17,471           Sq Ft                                      56           83                 09/01/00
     158                     38,650           Sq Ft                                      25           89                 08/07/00
----------------------------------------------------------------------------------------------------------------------------------
     159                     31,918           Sq Ft                                      30           86                 06/30/00
     160                         41           Units                                  22,888           100                08/07/00
     161                     29,200           Sq Ft                                      31           100                01/12/00
     162                     46,600           Sq Ft                                      19           100                05/25/00
     163                         54           Units                                  15,545           100                09/01/00
----------------------------------------------------------------------------------------------------------------------------------
     164                         24           Units                                  33,259           100                04/01/00
     165                         33           Units                                  23,841           97                 04/17/00
     166                     10,500           Sq Ft                                      70           100                04/01/00
     167                         29           Units                                  24,888           100                08/07/00
     168                      8,530           Sq Ft                                      78           100                08/01/00
----------------------------------------------------------------------------------------------------------------------------------
     169                     19,800           Sq Ft                                      33           100                04/18/00
     170                         24           Units                                  26,617           100                06/30/00
     171                         47            Pads                                  13,455           96                 06/01/00
     172                         23           Units                                  25,648           100                07/01/00
     173                     15,391           Sq Ft                                      36           90                 07/01/00
----------------------------------------------------------------------------------------------------------------------------------
     174                      8,053           Sq Ft                                      63           100                05/22/00
     175                         17           Units                                  21,606           100                03/01/00
----------------------------------------------------------------------------------------------------------------------------------

                                                                                        ANNUAL
   CONTROL                                                                              REQUIRED                   ANNUAL
   NUMBER                 OWNERSHIP INTEREST                 LOCKBOX                  RESERVES ($)           REQUIRED TI/LC ($)
------------------------------------------------------------------------------------------------------------------------------
      1                       Fee Simple                      Hard                      184,500                     1,300,000
      2                       Leasehold                       Hard
      3                       Fee Simple                      Hard                      127,147                       840,575
      4                                                       Hard
     4a                       Fee Simple
     4b                       Fee Simple
     4c                       Fee Simple
     4d                       Fee Simple
     4e                       Fee Simple
     4f                       Fee Simple
     4g                       Fee Simple
     4h                       Fee Simple
------------------------------------------------------------------------------------------------------------------------------
      5                       Fee Simple                      Hard                       30,288
      6                       Fee Simple                                                 72,000
      7                       Fee Simple                      Soft                      192,000
      8                                                       Soft                       40,366                       174,175
     8a                       Fee Simple
     8b                       Fee Simple
     8c                       Fee Simple
------------------------------------------------------------------------------------------------------------------------------
      9                       Fee Simple                      Soft                       87,000
     10                       Leasehold                       Hard                        7,347
     11                       Fee Simple                                                 60,400
     12                       Fee Simple                                                 29,083                        41,000
     13                       Fee Simple                                                137,400
------------------------------------------------------------------------------------------------------------------------------
     14                                                       Hard                       25,077                        37,489
     14a                      Fee Simple
     14b                      Fee Simple
     14c                      Fee Simple
     14d                      Fee Simple
------------------------------------------------------------------------------------------------------------------------------
     15                       Fee Simple                      Hard                       38,979                       263,570
     16                       Fee Simple                                                 55,200
     17                       Fee Simple                                                 11,127
     18                       Fee Simple                                                 16,555
     19                       Fee Simple                                                 50,600
------------------------------------------------------------------------------------------------------------------------------
     20                       Fee Simple                                                 19,089
     21                       Fee Simple                                                 19,252                        55,008
     22                       Fee Simple                                                122,400
     23                       Fee Simple                                                 19,929
     24                       Fee Simple                                                 52,800
------------------------------------------------------------------------------------------------------------------------------
     25                       Fee Simple                                                 84,000
     26                       Leasehold                                                  44,925                       318,972
     27                       Fee Simple                                                 48,000
     28                       Fee Simple                                                172,478
     29                       Fee Simple                      Soft                       24,816                        99,396
------------------------------------------------------------------------------------------------------------------------------
     30                       Fee Simple                                                 17,157                        84,996
     31                       Fee Simple                    Springing
     32                       Fee Simple                                                 13,300                       110,400
     33                       Fee Simple                                                 31,680                        75,000
     34                       Fee Simple                                                 30,504                       180,000
------------------------------------------------------------------------------------------------------------------------------
     35                       Fee Simple                                                 18,266
     36                       Fee Simple                                                 11,073
     37                       Fee Simple                                                  2,330
     38                       Fee Simple                                                  5,332                        29,328
     39                       Fee Simple                                                  9,600
------------------------------------------------------------------------------------------------------------------------------
     40                       Fee Simple                                                125,460
     41                       Fee Simple                      Hard                        9,560
     42                       Fee Simple                      Soft                       65,000
     43                       Fee Simple                                                 40,750
     44                       Fee Simple                                                 63,580
------------------------------------------------------------------------------------------------------------------------------
     45                       Fee Simple                                                 60,228
     46                       Fee Simple                      Hard                       16,427                        80,046
     47                       Fee Simple                                                  6,261                        45,000
     48                       Fee Simple                                                 62,000
     49                       Fee Simple                                                 25,505                        50,011
------------------------------------------------------------------------------------------------------------------------------
     50                       Fee Simple                    Springing                   131,114
     51                       Fee Simple                                                 33,600
     52                       Fee Simple                                                                               29,719
     53                       Fee Simple                    Springing                    96,000
     54                       Fee Simple                      Soft                       50,000
------------------------------------------------------------------------------------------------------------------------------
     55                       Fee Simple                    Springing                    16,877                        60,000
     56                       Fee Simple                      Hard                        5,973
     57                       Fee Simple                      Soft                       13,088                        49,080
     58                       Fee Simple                                                 49,250
     59                       Fee Simple                    Springing                    45,250
------------------------------------------------------------------------------------------------------------------------------
     60                       Fee Simple                    Springing                    76,218
     61                       Fee Simple                                                 27,168                        56,028
     62                       Fee Simple                                                  7,856
     63                       Fee Simple                                                 26,539
     64                                                                                  29,850
     64a                      Fee Simple
     64b                      Fee Simple
     64c                      Fee Simple
------------------------------------------------------------------------------------------------------------------------------
     65                       Fee Simple                    Springing                    11,250
     66                       Fee Simple                                                 17,640
     67                       Fee Simple                                                 17,724                        25,156
     68                       Fee Simple                      Soft                       47,000
     69             Both Fee Simple and Leasehold           Springing                    20,394                        28,516
------------------------------------------------------------------------------------------------------------------------------
     70                       Fee Simple                                                  6,537                        29,748
     71                       Fee Simple                                                                               23,352
     72                       Fee Simple                                                 13,961                        24,000
     73                       Fee Simple                                                 12,840
     74                       Fee Simple                                                 49,896
------------------------------------------------------------------------------------------------------------------------------
     75                       Fee Simple                    Springing                    88,800
     76                       Fee Simple                                                 19,762                        63,403
     77                       Fee Simple                                                  6,692                        24,000
     78                       Fee Simple                                                  3,404
     79                       Fee Simple                                                  8,004
------------------------------------------------------------------------------------------------------------------------------
     80                       Fee Simple                                                 30,629
     81                       Fee Simple                    Springing                    90,000
     82                       Fee Simple                                                                               25,000
     83                       Fee Simple                    Springing                    82,800
     84                       Fee Simple                                                 16,407                        32,400
------------------------------------------------------------------------------------------------------------------------------
     85                       Fee Simple                      Hard
     86                                                                                  38,358
     86a                      Fee Simple
     86b                      Fee Simple
     86c                      Fee Simple
     86d                      Fee Simple
     86e                      Fee Simple
     86f                      Fee Simple
------------------------------------------------------------------------------------------------------------------------------
     87                       Fee Simple                                                  5,000
     88                       Fee Simple
     89                       Fee Simple                                                 12,960
     90                       Fee Simple                    Springing                    96,000
     91                       Fee Simple                                                  5,960
------------------------------------------------------------------------------------------------------------------------------
     92                       Fee Simple                                                 21,712
     93                                                                                  11,102                        36,295
     93a                      Fee Simple
     93b                      Fee Simple
     94                       Fee Simple                                                  5,865
------------------------------------------------------------------------------------------------------------------------------
     95                       Fee Simple                                                  5,100
     96                       Fee Simple                                                  4,360
     97                       Fee Simple                                                  2,576                         7,500
     98                       Fee Simple
     99                       Fee Simple                                                 11,196
------------------------------------------------------------------------------------------------------------------------------
     100                      Fee Simple                      Soft                       30,000
     101                      Fee Simple                                                 17,886
     102                      Fee Simple                                                 11,443                        34,329
     103                      Fee Simple                                                  5,797                        24,000
     104                      Fee Simple                                                  1,680                        10,008
------------------------------------------------------------------------------------------------------------------------------
     105                      Fee Simple                                                  6,167                        16,680
     106                      Fee Simple                                                  8,112                        25,008
     107                      Fee Simple                                                                               29,256
     108                      Fee Simple                                                  3,931                        26,069
     109                      Fee Simple                                                 16,158
------------------------------------------------------------------------------------------------------------------------------
     110                      Fee Simple                                                  8,547                        41,028
     111                      Fee Simple                                                  7,157                        12,000
     112                      Fee Simple
     113                      Fee Simple                    Springing                     6,287                        25,276
     114                      Fee Simple                                                  2,536
------------------------------------------------------------------------------------------------------------------------------
     115                      Fee Simple                                                  5,250
     116                      Fee Simple                      Hard                       13,937                        24,000
     117                      Fee Simple                                                  3,840                         8,460
     118                      Fee Simple                                                 12,739
     119                      Fee Simple                                                 12,960
------------------------------------------------------------------------------------------------------------------------------
     120                      Fee Simple                                                  3,300
     121                      Fee Simple                    Springing                     1,455
     122                      Fee Simple                                                  4,573                        13,332
     123                      Fee Simple                                                 21,000
     124                      Fee Simple                                                  2,074                        12,000
------------------------------------------------------------------------------------------------------------------------------
     125                      Fee Simple                                                  1,833                        22,908
     126                      Fee Simple                                                  8,134
     127                      Fee Simple                                                 25,017
     128                      Fee Simple                                                 27,168
     129                      Fee Simple                                                  1,819                         5,004
------------------------------------------------------------------------------------------------------------------------------
     130                      Fee Simple                                                  8,700
     131                      Fee Simple                                                  5,611                        19,480
     132                      Fee Simple                                                  1,812                        24,204
     133                                                                                 16,320
    133a                      Fee Simple
    133b                      Fee Simple
    133c                      Fee Simple
------------------------------------------------------------------------------------------------------------------------------
     134                      Fee Simple                                                  6,000                        21,900
     135                      Fee Simple                                                  1,537                        10,800
     136                      Fee Simple                                                  6,080
     137                      Fee Simple                      Soft                       18,000
     138                      Fee Simple                                                  9,000
------------------------------------------------------------------------------------------------------------------------------
     139                      Fee Simple                                                  5,044                        27,910
     140                      Fee Simple                                                  9,666                        17,386
     141                      Fee Simple                                                  5,290                        18,300
     142                      Fee Simple                                                 14,850
     143                      Fee Simple                                                  4,455
------------------------------------------------------------------------------------------------------------------------------
     144                      Fee Simple                      Hard                        7,489                        11,084
     145                      Fee Simple                                                 16,500
     146                      Fee Simple                                                 11,000
     147                      Fee Simple                                                                                8,760
     148                      Fee Simple                                                 21,996
------------------------------------------------------------------------------------------------------------------------------
     149                      Fee Simple                                                  4,772                        34,598
     150                      Fee Simple
     151                      Fee Simple                                                 22,980
     152                      Fee Simple
     153                      Fee Simple                                                                                7,008
------------------------------------------------------------------------------------------------------------------------------
     154                      Fee Simple                                                  2,520                        19,104
     155                      Fee Simple                                                  2,186
     156                      Fee Simple                                                 22,833
     157                      Fee Simple
     158                      Fee Simple                                                  3,865
------------------------------------------------------------------------------------------------------------------------------
     159                      Fee Simple                                                  7,022                        25,660
     160                      Fee Simple                                                 10,250
     161                      Fee Simple                                                  5,840                        13,440
     162                      Fee Simple
     163                      Fee Simple                                                 15,336
------------------------------------------------------------------------------------------------------------------------------
     164                      Fee Simple                      Hard
     165                      Fee Simple                                                 10,197
     166                      Fee Simple                      Hard                                                      9,216
     167                      Fee Simple                                                  7,830
     168                      Fee Simple                                                  1,284
------------------------------------------------------------------------------------------------------------------------------
     169                      Fee Simple                                                  6,000                        11,940
     170                      Fee Simple                                                  3,600
     171                      Fee Simple
     172                      Fee Simple
     173                      Fee Simple                                                  3,711
------------------------------------------------------------------------------------------------------------------------------
     174                      Fee Simple                                                  1,208
     175                      Fee Simple                      Hard
------------------------------------------------------------------------------------------------------------------------------

   CONTROL                                                                                       LARGEST TENANT     LARGEST TENANT
   NUMBER                                     LARGEST TENANT                                          SQ FT        LEASE EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------
      1                J.C. Penney                                                                    104,697          11/30/12
      2                Regal Cinemas                                                                   78,752          01/31/20
      3                Columbine JDS Systems, Inc.                                                    100,420          12/31/08
      4
     4a
     4b
     4c
     4d
     4e
     4f
     4g
     4h
------------------------------------------------------------------------------------------------------------------------------------
      5                New York University                                                             98,522          08/31/10
      6
      7
      8
     8a                Christmas Tree Shops                                                            57,776          09/30/13
     8b                Christmas Tree Shops                                                            51,074          05/20/18
     8c                Bernie's Audio Video                                                            21,450          08/31/09
------------------------------------------------------------------------------------------------------------------------------------
      9
     10                Related Management Company                                                      21,137          02/28/11
     11
     12                Ross Stores                                                                     30,000          01/31/06
     13
------------------------------------------------------------------------------------------------------------------------------------
     14
     14a               Piggly Wiggly                                                                   33,218          09/28/19
     14b               Piggly Wiggly                                                                   33,218          02/27/19
     14c               Piggly Wiggly                                                                   35,300          03/30/19
     14d               Piggly Wiggly                                                                   26,001          11/30/18
------------------------------------------------------------------------------------------------------------------------------------
     15                Federal Data Systems                                                            66,746          12/31/04
     16
     17                Lane Gorman Trubitt, LLP                                                        24,565          06/30/08
     18                Ralph's                                                                         57,155          01/31/19
     19
------------------------------------------------------------------------------------------------------------------------------------
     20                Sun & Ski Sports                                                                26,138          04/30/09
     21                Custom Research                                                                 29,618          08/31/08
     22
     23                Barnes & Noble                                                                  22,050          02/28/15
     24
------------------------------------------------------------------------------------------------------------------------------------
     25
     26                CSX                                                                             70,592          05/31/05
     27
     28
     29                Stein Mart #123                                                                 37,177          11/06/06
------------------------------------------------------------------------------------------------------------------------------------
     30                Miller, Canfield, Paddock                                                       18,397          07/31/03
     31
     32                Netensity, Inc.                                                                 24,798          06/30/05
     33                Bowl America                                                                    34,425          07/31/01
     34                K-Mart                                                                          89,445          03/31/02
------------------------------------------------------------------------------------------------------------------------------------
     35                Avanex Corporation                                                              91,332          04/14/10
     36                Lutris Technologies Inc.                                                        28,199          12/31/03
     37                Ralphs Grocery Store                                                            51,028          02/28/19
     38                Softhome, Inc.                                                                  16,499          09/11/13
     39
------------------------------------------------------------------------------------------------------------------------------------
     40
     41                Farm Fresh                                                                      46,933          04/01/20
     42
     43
     44
------------------------------------------------------------------------------------------------------------------------------------
     45
     46                Sisna                                                                           10,829          05/31/07
     47                Regence Blue Shield of Idaho                                                    25,038          08/31/06
     48
     49                TCM Supply Corporation                                                           8,460          08/14/05
------------------------------------------------------------------------------------------------------------------------------------
     50
     51
     52                Food 4 Less #5                                                                  42,275          12/01/14
     53
     54
------------------------------------------------------------------------------------------------------------------------------------
     55                Wal-Mart                                                                        65,904          11/17/06
     56                Lakeview Technology, Inc.                                                       22,032          04/30/10
     57                Gold's Gym (D&B Enterprises)                                                    19,964          08/31/10
     58
     59
------------------------------------------------------------------------------------------------------------------------------------
     60
     61                Ames                                                                            43,020          02/28/19
     62                Prime Pay Northern                                                               5,290          06/14/02
     63
     64
     64a
     64b
     64c
------------------------------------------------------------------------------------------------------------------------------------
     65
     66
     67                Pier 1 Imports                                                                   9,400          02/29/08
     68
     69                Wal-Mart                                                                        89,612          11/26/11
------------------------------------------------------------------------------------------------------------------------------------
     70                Islands Publishing                                                              12,769          09/30/01
     71                Lucy's LaundryMart                                                               6,448          03/31/10
     72                Home-Guard Window Warehouse                                                     45,800          02/28/13
     73                Food Lion                                                                       33,000          04/01/20
     74
------------------------------------------------------------------------------------------------------------------------------------
     75
     76                Goldcoast Autotronics, Inc.                                                      6,782          09/30/04
     77                Ohio Blood Plasma Inc.                                                          20,475          02/29/04
     78                Big 5                                                                           10,032          04/30/16
     79
------------------------------------------------------------------------------------------------------------------------------------
     80                Food Lion                                                                       37,920          10/14/16
     81
     82                Jonart Realty                                                                    7,205          10/31/01
     83
     84                Maxim Integrated Prod                                                           15,581          12/31/02
------------------------------------------------------------------------------------------------------------------------------------
     85                Amtech Systems Corporation                                                      74,747          09/21/15
     86
     86a
     86b
     86c
     86d
     86e
     86f
------------------------------------------------------------------------------------------------------------------------------------
     87                Food Lion                                                                       33,000          04/11/20
     88                Linens & Things                                                                 32,336          01/31/20
     89
     90
     91
------------------------------------------------------------------------------------------------------------------------------------
     92
     93
     93a               Dental World Center                                                              3,482          01/31/06
     93b               HD Systems, Inc.                                                                 9,970          11/30/03
     94
------------------------------------------------------------------------------------------------------------------------------------
     95
     96                Food Lion                                                                       33,000          09/01/19
     97                St. Joseph's                                                                     7,700          09/30/08
     98                Best Buy                                                                        30,725          06/30/20
     99
------------------------------------------------------------------------------------------------------------------------------------
     100
     101
     102               Safe Passage PCSI                                                                6,656          05/31/01
     103               Desert Collectibles                                                              5,559          06/01/05
     104               Saddle Up Western Wear                                                           3,700          08/31/05
------------------------------------------------------------------------------------------------------------------------------------
     105               PBS&J                                                                           15,572          09/30/03
     106               CQ2 Direct, Inc.                                                                 3,750          04/01/03
     107               Shugrue's                                                                       10,516          12/31/06
     108               East West Mortgage                                                               6,188          02/28/07
     109
------------------------------------------------------------------------------------------------------------------------------------
     110               Drs. Mike and Art deLarios - Plaza I                                             6,194          08/31/03
     111               King County Health                                                              13,350          09/14/04
     112
     113               Austin Regional Clinic                                                          11,771          12/31/07
     114               Eckerd's                                                                        10,908          06/01/20
------------------------------------------------------------------------------------------------------------------------------------
     115
     116               Food Lion                                                                       28,200          01/09/08
     117               Physical Rehabilitation Network                                                  5,600          04/30/07
     118               O'Malley's Bar                                                                   5,400          11/30/01
     119
------------------------------------------------------------------------------------------------------------------------------------
     120
     121               Thomasville Furniture                                                           14,546
     122               Office Works                                                                    23,225          06/17/04
     123
     124               Adspace Networks, Inc.                                                          10,253          09/30/05
------------------------------------------------------------------------------------------------------------------------------------
     125               Louis Brandman & Sons                                                           22,915          03/31/15
     126
     127
     128
     129               Parkway Products                                                                 7,690          10/15/06
------------------------------------------------------------------------------------------------------------------------------------
     130
     131               IOL Medical Services                                                            15,522          05/31/05
     132               AP Technoglass                                                                  12,830          08/31/05
     133
    133a
    133b
    133c
------------------------------------------------------------------------------------------------------------------------------------
     134               Blockbuster Video                                                                6,720          12/31/04
     135               Pizza Hut                                                                        2,400          11/30/04
     136
     137
     138
------------------------------------------------------------------------------------------------------------------------------------
     139               Cypresswood Clinic Association                                                   6,963          12/31/02
     140               Passaic County Legal Aid                                                         7,000          10/30/05
     141               South College                                                                   21,160          12/31/01
     142
     143               First Security Service                                                           3,176          07/31/04
------------------------------------------------------------------------------------------------------------------------------------
     144               Southland Business Bank                                                          8,458          12/31/09
     145
     146
     147               Army/Navy Recruiting                                                             3,600          02/28/01
     148
------------------------------------------------------------------------------------------------------------------------------------
     149               Gill Kveen                                                                       2,968          11/30/02
     150
     151
     152
     153               Arvida                                                                           3,112          12/31/02
------------------------------------------------------------------------------------------------------------------------------------
     154               Master Systems                                                                   2,706          06/30/01
     155               Texas Fulton                                                                     5,580          01/14/05
     156
     157               Gibson Management                                                                3,012          05/31/02
     158
------------------------------------------------------------------------------------------------------------------------------------
     159               Monterrey Park College                                                           7,359          05/31/03
     160
     161               Eastern State Tire                                                              14,500          04/30/11
     162               Independent Packaging                                                           46,600          12/31/09
     163
------------------------------------------------------------------------------------------------------------------------------------
     164
     165
     166               Cumberland Farms                                                                 3,000          02/28/04
     167
     168               Radio Shack                                                                      2,625          08/31/04
------------------------------------------------------------------------------------------------------------------------------------
     169               Time Out Sports Grill                                                            4,600          12/31/01
     170
     171
     172
     173               Circle A                                                                         2,434          01/31/03
------------------------------------------------------------------------------------------------------------------------------------
     174               Carson Insurance                                                                 1,930          11/30/03
     175
------------------------------------------------------------------------------------------------------------------------------------

                    CERTAIN CHARACTERISTICS OF THE MULTIFAMILY LOANS


  CONTROL         LOAN
    ID           NUMBER                             PROPERTY NAME                                   CITY
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
     5          DBM13657     201 East 14th - Coral Tower                                 New York
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
     6           21015       St. Croix Apartments at Pelican Marsh                       Naples
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
     7          DBM12838     Coral Gate Apartments                                       Miami
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
     9          DBM14078     Copper Canyon Apartments                                    Las Vegas
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    11           28450       Governor's Square Apartments                                Sacramento
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    13         09-0001401    Harbor Pointe Apartments                                    Orlando
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    16         09-0001403    Brittany at Waterford Lakes Apartments                      Orlando
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    19         09-0001402    Cross Timbers Apartments                                    Morrisville
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    22          DBM11332     Colonial Townhouse                                          Willimantic
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    24          11029240     DeZavala Oaks Apartments                                    San Antonio
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    25           27395       Bound Brook Apartments                                      Bound Brook
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    27          DBM12721     Napa Valley Apartments                                      Henderson
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    39         09-0001398    Waterview Apartments                                        Kirkland
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    42         991091256     Windover of Melbourne Apartments                            West Melbourne
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    43          DBM12582     Ridge Carlton Apartments                                    Philadelphia
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    44          DBM13891     Whisper Hollow                                              Austin
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    45         991091662     Park Colony Apartments                                      Des Plaines
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    48          DBM14180     Chandler's Mill Apartments                                  Corpus Christi
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    51           28492       Vistas at Northbrook                                        Normal
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    54         991091255     Windover Health Club Apartments                             Orlando
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    58          11029222     The Willows Apartments                                      Chesterfield Township
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    59           24767       Villages at McClintock                                      Tempe
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    63           28616       Waterford at Summit View Apartments                         Swatara Township
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    65          DBM12720     Pennyfield Estates                                          Bronx
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    64         01-1026848    Bongiovanni Apartment Portfolio
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    64a       01-1026848-A   2100 Westbury Court Apartments                              Brooklyn
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    64b       01-1026848-B   2110 Westbury Court Apartments                              Brooklyn
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    64c       01-1026848-C   3506 Newkirk Avenue Apartments                              Brooklyn
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    66         09-0001391    Crystal Lake Apartments                                     Corvallis
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    68         991091257     Windover Golden Pointe                                      West Melbourne
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    74          DBM13892     High Point Apartments                                       Austin
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    79         09-0001382    Sequoia Grove                                               Danville
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    86         01-1026840    Kendall Apartment Portfolio
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    86a       01-1026840-A   39th Street Apartments                                      Bettendorf
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    86b       01-1026840-B   Sutton Place Apartments                                     Bettendorf
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    86c       01-1026840-C   Winston Drive Apartments                                    Bettendorf
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    86d       01-1026840-D   25th Street Apartments                                      Moline
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    86e       01-1026840-E   Kennedy Drive Apartments                                    East Moline
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    86f       01-1026840-F   Loganwood Apartments                                        Moline
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    89         09-0001366    Mill Plain Court Apartments                                 Vancouver
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    92         991091668     Suncrest Village Apartments                                 Houston
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    95         09-0001411    Garden Court Apartments                                     Seattle
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    99           28394       Pine Circle Townhomes                                       Grand Rapids
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    100        991091254     Windover of Fort Pierce Apartments                          Ft. Pierce
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    101        09-0001373    Muir Heights Apartments                                     Madison
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    112          27764       Timberlake Courts Apartments                                Beaumont
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    115        991091654     Beacon Commons                                              Pittsburgh
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    120        01-1026870    Ashley Apartment Building                                   St. Louis
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    119        01-1025159    Highland Park Apartments                                    Portland
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    123        01-1028013    Carlton Heights Apartments                                  Dallas
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    126        991091646     Empire Building                                             Philadelphia
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    127        991091669     Courtyard Park                                              Hyattsville
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    128        991091631     Lansdale & Five Points Apartments                           Norfolk
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    130        01-1027426    Colonial Apartments                                         Seymour
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    133        01-1024923    Trinity Towers, Brittany and Wagner Apartments
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
   133a       01-1024923-A   Trinity Towers Apartments                                   Hartford
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
   133b       01-1024923-B   Brittany Apartments                                         Hartford
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
   133c       01-1024923-C   Wagner Apartments                                           Hartford
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    137        991091626     Carrollton/Del-Mar Apartments                               Carrollton
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    138        991091624     Grand Manor Apartments                                      Apple Valley
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    142        991091635     Ath-Dara                                                    Lansdowne
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    145        991091644     Descanso Plaza Apartments                                   Aurora
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    146        01-1027009    Hudson Place Apartments                                     Dallas
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    151        991091628     Wexford Apartments                                          Pottstown
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    148          26252       Hunt Club Apartments                                        Denton
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    150        991091619     Bluebird Apartments                                         St. Paul
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    156        991091663     Wheatley Plaza Apartments                                   Houston
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    160        01-1027879    374 South 5th Street Apartments                             Brooklyn
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    163          28992       Brentstone Apartments                                       Pascagoula
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    164        991091650     Metacom Apartments                                          Bristol
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    165        991091634     Oak Apartments                                              Tampa
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    167        01-1028782    367 South 5th Street Multifamily                            Brooklyn
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    170        01-1028014    Fairfield Apartments                                        Richardson
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    172        991091651     Willow Lane Apartments                                      Bronx (Pelham Bay)
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    175        991091658     15-17 Massasoit Avenue                                      Bristol
--------------------------------------------------------------------------------------------------------------------

                                                                                        CUT-OFF
                                                             CUT-OFF DATE            DATE BALANCE
          COUNTY              STATE       ZIP CODE           BALANCE ($)             PER UNIT ($)
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
New York                       NY          10003                    29,978,826                  329,438
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Collier                        FL          34109                    29,800,000                   82,778
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Dade                           FL          33015                    28,340,494                   36,902
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Clark                          NV          89118                    25,472,358                   58,557
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Sacramento                     CA          95814                    19,556,631                   64,757
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Orange                         FL          32822                    18,378,727                   30,631
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Orange                         FL          32828                    15,831,186                   57,359
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Wake                           NC          27560                    15,082,077                   59,613
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Tolland and Windham            CT          06226                    13,976,203                   34,255
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Bexar                          TX          78249                    13,150,000                   37,358
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Somerset                       NJ          08805                    12,960,000                   38,571
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Clark                          NV          89012                    12,174,928                   50,729
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
King                           WA          98033                     8,694,103                  181,127
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Brevard                        FL          32904                     6,805,233                   26,174
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Philadelphia                   PA          19128                     6,688,696                   40,785
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Travis                         TX          78741                     6,593,077                   29,969
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Cook                           IL          60016                     6,483,295                   27,127
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Nueces                         TX          78414                     6,153,139                   24,811
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
McLean                         IL          61761                     6,085,660                   36,224
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Orange                         FL          32839                     5,712,604                   28,563
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Macomb                         MI          48045                     5,470,868                   27,771
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Maricopa                       AZ          85281                     5,393,921                   29,801
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Dauphin                        PA          17111                     4,996,645                   37,853
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Bronx                          NY          10465                     4,965,878                  110,353
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
                                                                     4,965,197                   24,951
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Kings                          NY          11225
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Kings                          NY          11225
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Kings                          NY          11225
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Benton                         OR          97333                     4,840,999                   49,398
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Brevard                        FL          32904                     4,794,596                   25,503
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Travis                         TX          78741                     4,445,332                   26,460
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Contra Costa                   CA          94526                     4,011,196                  105,558
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
                                                                     3,443,562                   24,597
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Scott                          IA          52722
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Scott                          IA          52722
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Scott                          IA          52722
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Rock Island                    IL          61265
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Rock Island                    IL          61244
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Rock Island                    IL          61265
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Clark                          WA          98684                     3,296,462                   45,784
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Harris                         TX          77072                     3,217,979                   27,271
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
King County                    WA          98112                     3,192,777                   93,905
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Kent                           MI          49548                     2,994,976                   53,482
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
St. Lucie                      FL          34981                     2,943,612                   24,530
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Dane                           WI          53719                     2,919,727                   44,238
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Jefferson                      TX          77707                     2,270,127                   10,319
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Allegheny                      PA          15217                     2,195,529                  104,549
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
St. Louis                      MO          63108                     1,995,716                   90,714
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Multnomah                      OR          97203                     1,994,979                   27,708
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Dallas                         TX          75243                     1,955,735                   18,450
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Pennsylvania                   PA          19107                     1,784,821                   59,494
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Prince Georges                 MD          20781                     1,743,813                   18,551
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
City of Norfolk                VA          23513                     1,718,602                   17,902
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
New Haven                      CT          06483                     1,696,238                   29,245
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
                                                                     1,572,308                   16,209
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Hartford                       CT           6106
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Hartford                       CT           6106
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Hartford                       CT           6106
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Dallas                         TX          75211                     1,475,493                   20,493
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Dakota                         MN          55124                     1,376,391                   38,233
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Delaware                       PA          19050                     1,330,267                   24,635
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Adams                          CO          80010                     1,210,266                   21,612
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Dallas                         TX          75206                     1,196,844                   27,201
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Montgomery                     PA          19464                     1,095,911                   18,265
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Denton                         TX          76201                     1,092,670                   12,417
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Ramsey                         MN          55117                     1,078,500                   34,790
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Harris                         TX          77020                       995,926                    9,222
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Kings                          NY          11211                       938,394                   22,888
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Jackson                        MS          39567                       839,427                   15,545
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Bristol                        RI          02809                       798,215                   33,259
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Hillsborough                   FL          33637                       786,737                   23,841
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Kings                          NY          11211                       721,765                   24,888
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Dallas                         TX          75081                       638,819                   26,617
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Bronx                          NY          10461                       589,904                   25,648
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Bristol                        RI          02809                       367,295                   21,606
--------------------------------------------------------------------------------------------------------

                                                       STUDIOS                      1 BEDROOM                    2 BEDROOM
                                                             AVG RENT                     AVG RENT                     AVG RENT
         UTILITIES PAID BY TENANT            # UNITS       PER MO. ($)      # UNITS     PER MO. ($)      # UNITS     PER MO. ($)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Gas/Electricity/Cable                                 0                  0        26                  0        52             0
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Electricity                                           0                  0        72                799       216           999
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Water/Electricity/Cable                              99                577       428                684       216           840
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Water/Gas/Electricity/Cable                           0                  0       182                715       192           879
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Electricity/Cable                                     0                  0       159                821       113          1112
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Electricity                                           0                  0       319                516       281           594
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Electricity                                           0                  0        80                738       156           858
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Gas/Electricity                                       0                  0        86                728       139           892
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Electricity                                           0                  0       272                533       136           600
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Electricity                                           0                  0       176                552       160           675
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Gas/Electricity/Cable                                 0                  0       228                650       108           750
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Electricity                                           0                  0       112                653       112           778
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Electricity                                           0                  0        17               1472        31          2487
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Water/Electricity/Cable                               0                  0        84                469       168           529
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Electricity/Cable                                     0                  0        95                634        69           747
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Electricity/Cable                                     0                  0       164                562        56           797
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Electricity                                           0                  0       163                762        75           919
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Water/Gas/Electricity/Cable                           0                  0       160                499        88           638
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Gas/Electricity/Cable                                 0                  0         0                  0        72           605
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Water/Electricity/Cable                              40                475        60                550        80           633
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Electricity                                          22                387       139                536        36           648
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Gas/Electricity/Cable                                24                521         8                575       149           615
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Gas/Electricity/Cable                                 0                  0         0                  0        62           500
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                      0                  0         0                  0        15          1192
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                      0                  0        54                532        17           617
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                     23                443        54                480         0             0
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                      0                  0         0                  0        28           519
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Electricity                                           0                  0        12                555        70           656
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Water/Electricity                                     0                  0        60                489       120           519
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Electricity/Cable                                     0                  0       152                587        16           825
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Gas/Electricity                                       0                  0         0                  0        38          1476
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Gas/Electricity                                       0                  0         8                395        28           455
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Water/Gas/Electricity/Cable/Trash                     0                  0         0                  0         8           556
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Electricity                                           0                  0         0                  0         8           556
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Gas/Electricity                                       0                  0         0                  0         6           449
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Gas/Electricity                                       0                  0         0                  0        12           541
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Electricity                                           0                  0        40                410        22           510
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Electricity                                           0                  0        16                572        48           668
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Electricity                                           0                  0         0                  0       118           666
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Water/Gas/Electricity/Sewer                           0                  0        29                961         5          1475
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Gas/Electricity/Cable                                 0                  0         0                  0         0             0
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Water/Electricity/Cable                               0                  0        40                485        80           565
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Electricity                                           0                  0        44                  0        22             0
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Gas/Electricity/Cable                                 2                250       147                350        71           445
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Gas/Electricity                                       0                  0         0                  0         0             0
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Electricity                                           0                  0         3                773        18          1350
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                      0                  0        13                485        58           540
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                      0                  0         0                  0       106           550
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Electricity                                           0                  0        30                700         0             0
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                      0                  0        47                595        47           710
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Electricity                                           0                  0        66                401        30           459
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Electricity                                           0                  0        34                540        24           675
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Electricity                                           0                  0        43                495         0             0
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Electricity                                           0                  0        30                484         0             0
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Electricity                                           0                  0        24                478         0             0
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                      0                  0        40                523        32           625
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Electricity                                           0                  0         7                489        17           565
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Gas/Electricity                                       0                  0        41                513        13           695
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Electricity                                           0                  0        39                477        17           610
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                      0                  0        28                656        16           745
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Electricity                                           5                428        20                472        35           535
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Cable                                                 2                350        76                450        10           580
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Electricity                                          16                482        15                533         0             0
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Gas/Electricity                                       0                  0         0                  0       108           397
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Gas/Electricity                                       0                  0        17                612        21           795
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Gas/Electricity/Cable                                 0                  0        18                380        36           495
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Electricity                                           0                  0         1                400        15           560
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Water/Electricity                                     0                  0         0                  0        33           474
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Gas/Electricity                                       0                  0         9                675        18           735
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                      0                  0         0                  0        24           625
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Electricity                                           0                  0        20                569         3           475
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Electricity                                           0                  0        10                423         7           480
--------------------------------------------------------------------------------------------------------------------------------

            3 BEDROOM                        4 BEDROOM                        5 BEDROOM                 NUMBER
                    AVG RENT                         AVG RENT                        AVG RENT             OF
   # UNITS        PER MO. ($)        # UNITS       PER MO. ($)        # UNITS       PER MO. ($)        ELEVATORS
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
            13                  0             0                  0            0                  0                2
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
            72               1299             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
            25               1035             0                  0            0                  0                6
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
            61               1055             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
            30               1238             0                  0            0                  0                9
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             0                  0             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
            40               1040             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
            28               1114             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             0                  0             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
            16                885             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             0                  0             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
            16                983             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             0                  0             0                  0            0                  0                1
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             8                715             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             0                  0             0                  0            0                  0                2
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             0                  0             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             1               1360             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             0                  0             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
            96                650             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
            20                779             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             0                  0             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             0                  0             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
            70                701             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
            30               1554             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             6                724             0                  0            0                  0                1
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
            17                151             0                  0            0                  0                1
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             0                  0             0                  0            0                  0                1
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
            15                852             1                950            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             8                715             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             0                  0             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             0                  0             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             0                  0             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             0                  0             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             0                  0             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             0                  0             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             0                  0             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             8                575             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             8                807             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             0                  0             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             0                  0             0                  0            0                  0                1
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
            56                806             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             0                  0             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             0                  0             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             0                  0             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
            21               1418             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             1               3500             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             1                685             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             0                  0             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             0                  0             0                  0            0                  0                1
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             0                  0             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             0                  0             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             0                  0             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             0                  0             0                  0            0                  0                1
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             0                  0             0                  0            0                  0                1
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             0                  0             0                  0            0                  0                1
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             0                  0             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
            12                719             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             0                  0             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             0                  0             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             0                  0             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             0                  0             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             0                  0             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             0                  0             0                  0            0                  0                1
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             0                  0             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             2                970             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             0                  0             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             8                650             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             0                  0             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             2                649             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             0                  0             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             0                  0             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             0                  0             0                  0            0                  0                0
--------------------------------------------------------------------------------------------------------------------

                DISTRIBUTION OF CUT-OFF DATE PRINCIPAL BALANCES



                                                            PERCENTAGE
                                                                OF
                                NUMBER                       AGGREGATE      MINIMUM         MAXIMUM         AVERAGE
CUT-OFF DATE                      OF                          CUT-OFF       CUT-OFF         CUT-OFF         CUT-OFF
BALANCE                       MORTGAGED     CUT-OFF DATE       DATE           DATE            DATE            DATE
DISTRIBUTION                    LOANS         BALANCE         BALANCE       BALANCE         BALANCE         BALANCE
---------------------------- ----------- ----------------- ------------ --------------- --------------- ---------------
$367,295 - 499,999                 1      $      367,295        0.03%    $     367,295   $    367,295    $     367,295
500,000 - 999,999                 23          18,679,381        1.47           507,960        998,471          812,147
1,000,000 - 1,999,999             33          50,554,656        3.97         1,078,500      1,996,709        1,531,959
2,000,000 - 2,999,999             21          52,478,177        4.12         2,009,661      2,995,161        2,498,961
3,000,000 - 3,999,999             18          61,206,038        4.80         3,077,983      3,839,200        3,400,335
4,000,000 - 4,999,999             18          82,702,845        6.49         4,011,196      4,996,645        4,594,603
5,000,000 - 5,999,999             10          55,125,932        4.32         5,094,598      5,828,362        5,512,593
6,000,000 - 6,999,999             10          63,924,083        5.01         6,083,592      6,805,233        6,392,408
7,000,000 - 7,999,999              1           7,272,151        0.57         7,272,151      7,272,151        7,272,151
8,000,000 - 8,999,999              4          35,101,387        2.75         8,583,025      8,990,766        8,775,347
9,000,000 - 9,999,999              4          37,992,471        2.98         9,455,001      9,579,724        9,498,118
10,000,000 - 11,999,999            3          32,707,519        2.57        10,343,223     11,882,403       10,902,506
12,000,000 - 13,999,999            9         116,433,805        9.13        12,029,212     13,976,203       12,937,089
14,000,000 - 16,999,999            5          76,279,887        5.98        14,939,887     15,831,186       15,255,977
17,000,000 - 19,999,999            6         113,692,119        8.92        18,068,851     19,986,797       18,948,687
25,000,000 - 49,999,999            7         223,358,047       17.52        25,472,358     49,966,246       31,908,292
50,000,000 - 145,831,430           2         246,831,430       19.36       101,000,000    145,831,430      123,415,715
                                  --      --------------      ------
Total/Avg./Wtd.
 Avg./Min/Max:                   175      $1,274,707,224      100.00%    $     367,295   $145,831,430    $   7,284,041
                                 ===      ==============      ======



                                                    WEIGHTED               WEIGHTED
                               MINIMUM    MAXIMUM    AVERAGE               AVERAGE                             WEIGHTED
                                DEBT       DEBT       DEBT     WEIGHTED   REMAINING    MINIMUM     MAXIMUM     AVERAGE
CUT-OFF DATE                   SERVICE    SERVICE    SERVICE    AVERAGE    TERM TO     CUT-OFF     CUT-OFF     CUT-OFF
BALANCE                       COVERAGE   COVERAGE   COVERAGE   MORTGAGE    MATURITY      DATE        DATE        DATE
DISTRIBUTION                    RATIO      RATIO      RATIO      RATE       (MOS)        LTV         LTV         LTV
---------------------------- ---------- ---------- ---------- ---------- ----------- ----------- ----------- -----------
$367,295 - 499,999               1.25x      1.25x      1.25x     9.140%      115.0       79.85%      79.85%      79.85%
500,000 - 999,999                1.20       1.52       1.33      8.653       116.0       49.14       79.82       68.15
1,000,000 - 1,999,999            1.15       1.55       1.33      8.386       114.5       50.49       80.63       70.31
2,000,000 - 2,999,999            1.20       1.54       1.32      8.369       116.8       54.38       79.84       71.26
3,000,000 - 3,999,999            1.20       2.07       1.40      8.337       116.7       54.09       79.91       70.92
4,000,000 - 4,999,999            1.17       1.63       1.31      8.361       120.4       56.44       84.69       71.85
5,000,000 - 5,999,999            1.20       1.65       1.35      8.455       117.4       64.01       79.29       72.43
6,000,000 - 6,999,999            1.18       1.50       1.30      8.257       121.0       69.71       84.82       76.40
7,000,000 - 7,999,999            1.23       1.23       1.23      8.150       118.0       79.91       79.91       79.91
8,000,000 - 8,999,999            1.24       1.40       1.30      8.408       114.8       69.55       79.56       72.89
9,000,000 - 9,999,999            1.28       1.48       1.34      8.298       116.2       66.52       74.04       70.49
10,000,000 - 11,999,999          1.25       1.46       1.34      8.269       118.7       71.46       79.22       74.63
12,000,000 - 13,999,999          1.20       1.41       1.25      8.327       117.0       63.57       80.00       73.94
14,000,000 - 16,999,999          1.23       1.33       1.27      7.959       117.8       75.39       79.87       78.26
17,000,000 - 19,999,999          1.20       1.30       1.25      8.116       117.2       67.98       79.42       75.06
25,000,000 - 49,999,999          1.19       2.03       1.43      8.148       126.2       44.45       78.72       67.55
50,000,000 - 145,831,430         1.58       2.17       1.82      7.708       118.0       46.54       58.33       53.51
Total/Avg./Wtd.
 Avg./Min/Max:                   1.15x      2.17x      1.43x     8.147%      119.1       44.45%      84.82%      68.58%

                        DISTRIBUTION OF PROPERTY TYPES




                                                   PERCENTAGE
                                                       OF
                      NUMBER                        AGGREGATE     MINIMUM        MAXIMUM         AVERAGE
                        OF                           CUT-OFF      CUT-OFF        CUT-OFF         CUT-OFF
                     MORTGAGED     CUT-OFF DATE       DATE          DATE           DATE           DATE
PROPERTY TYPE       PROPERTIES       BALANCE         BALANCE      BALANCE        BALANCE         BALANCE
------------------ ------------ ----------------- ------------ ------------- --------------- --------------
Retail                   52      $  522,224,773       40.97%    $   507,960   $145,831,430    $10,042,784
Multifamily              72         389,271,657       30.54         134,895     29,978,826      5,406,551
Office                   33         200,045,888       15.69         948,369     49,966,246      6,061,997
Lodging                  18          94,859,820        7.44       1,223,763     12,123,647      5,269,990
Industrial               14          45,933,861        3.60         872,266      9,477,053      3,280,990
Mixed Use                 1           9,455,001        0.74       9,455,001      9,455,001      9,455,001
Mobile Home Park          4           7,776,844        0.61         632,405      3,253,412      1,944,211
Self-Storage              3           5,139,379        0.40         951,204      3,194,811      1,713,126
                         --      --------------      ------
Total/Avg./Wtd.
 Avg./Min/Max:          197      $1,274,707,224      100.00%    $   134,895   $145,831,430    $ 6,470,595
                        ===      ==============      ======



                                          WEIGHTED               WEIGHTED
                     MINIMUM    MAXIMUM    AVERAGE               AVERAGE                             WEIGHTED
                      DEBT       DEBT       DEBT     WEIGHTED   REMAINING    MINIMUM     MAXIMUM     AVERAGE
                     SERVICE    SERVICE    SERVICE    AVERAGE    TERM TO     CUT-OFF     CUT-OFF     CUT-OFF
                    COVERAGE   COVERAGE   COVERAGE   MORTGAGE    MATURITY      DATE        DATE        DATE
PROPERTY TYPE         RATIO      RATIO      RATIO      RATE       (MOS)        LTV         LTV         LTV
------------------ ---------- ---------- ---------- ---------- ----------- ----------- ----------- -----------
Retail                 1.20x      2.17x      1.54x     8.021%      117.5       46.54%      79.91%      64.72%
Multifamily            1.15       1.55       1.27      8.128       123.0       60.13       84.82       74.68
Office                 1.20       1.62       1.34      8.209       117.5       49.14       79.86       70.33
Lodging                1.40       2.07       1.69      8.632       116.7       44.45       77.99       60.59
Industrial             1.20       1.68       1.35      8.389       117.4       54.38       79.69       69.94
Mixed Use              1.33       1.33       1.33      7.940       118.0       68.51       68.51       68.51
Mobile Home Park       1.24       1.52       1.36      8.587       116.5       62.94       75.66       69.99
Self-Storage           1.31       1.42       1.35      8.750       116.3       61.25       73.58       64.27
Total/Avg./Wtd.
 Avg./Min/Max:         1.15x      2.17x      1.43x     8.147%      119.1       44.45%      84.82%      68.58%

         DISTRIBUTION OF ANNUALIZED DEBT SERVICE COVERAGE RATIOS (NCF)




                                                 PERCENTAGE
                                                     OF
                     NUMBER                       AGGREGATE      MINIMUM         MAXIMUM        AVERAGE
RANGE OF DEBT          OF                          CUT-OFF       CUT-OFF         CUT-OFF        CUT-OFF
SERVICE COVERAGE    MORTGAGE     CUT-OFF DATE       DATE           DATE           DATE           DATE
RATIOS                LOANS        BALANCE         BALANCE       BALANCE         BALANCE        BALANCE
------------------ ---------- ----------------- ------------ --------------- -------------- --------------
1.11 - 1.19              4     $   41,960,805        3.29%    $   1,078,500   $ 29,800,000   $ 10,490,201
1.20 - 1.29             99        610,308,747       47.88           367,295     28,340,494      6,164,735
1.30 - 1.39             33        136,686,398       10.72           507,960     19,457,892      4,142,012
1.40 - 1.49             20        158,374,808       12.42           546,974     49,966,246      7,918,740
1.50 - 1.59             11        169,390,189       13.29           948,369    145,831,430     15,399,108
1.60 - 1.69              4         18,442,651        1.45         3,496,165      5,566,570      4,610,663
1.90 - 1.99              1          3,288,994        0.26         3,288,994      3,288,994      3,288,994
2.00 - 2.09              2         35,254,632        2.77         3,786,431     31,468,201     17,627,316
2.10 - 2.19              1        101,000,000        7.92       101,000,000    101,000,000    101,000,000
                        --     --------------      ------
Total/Avg./Wtd.
 Avg./Min/Max:         175     $1,274,707,224      100.00%    $     367,295   $145,831,430   $  7,284,041
                       ===     ==============      ======



                                          WEIGHTED               WEIGHTED
                     MINIMUM    MAXIMUM    AVERAGE               AVERAGE                             WEIGHTED
                      DEBT       DEBT       DEBT     WEIGHTED   REMAINING    MINIMUM     MAXIMUM     AVERAGE
RANGE OF DEBT        SERVICE    SERVICE    SERVICE    AVERAGE    TERM TO     CUT-OFF     CUT-OFF     CUT-OFF
SERVICE COVERAGE    COVERAGE   COVERAGE   COVERAGE   MORTGAGE    MATURITY      DATE        DATE        DATE
RATIOS                RATIO      RATIO      RATIO      RATE       (MOS)        LTV         LTV         LTV
------------------ ---------- ---------- ---------- ---------- ----------- ----------- ----------- -----------
1.11 - 1.19            1.15x      1.19x      1.19x     8.309%      174.1       66.17%      84.82%      77.00%
1.20 - 1.29            1.20       1.29       1.25      8.237       117.3       57.41       80.00       75.04
1.30 - 1.39            1.30       1.38       1.33      8.209       116.5       59.07       79.69       73.55
1.40 - 1.49            1.40       1.49       1.46      8.268       117.2       54.38       80.63       67.34
1.50 - 1.59            1.50       1.59       1.57      7.955       117.0       49.14       75.95       59.31
1.60 - 1.69            1.62       1.68       1.64      8.364       117.8       56.44       67.07       61.54
1.90 - 1.99            1.97       1.97       1.97      8.650       116.0       56.71       56.71       56.71
2.00 - 2.09            2.03       2.07       2.03      8.430       118.7       44.45       54.09       45.49
2.10 - 2.19            2.17       2.17       2.17      7.437       118.0       46.54       46.54       46.54
Total/Avg./Wtd.
 Avg./Min/Max:         1.15x      2.17x      1.43x     8.147%      119.1       44.45%      84.82%      68.58%

                    DISTRIBUTION OF MORTGAGE INTEREST RATES




                                                PERCENTAGE
                                                    OF
                    NUMBER                       AGGREGATE      MINIMUM         MAXIMUM         AVERAGE
RANGE OF              OF                          CUT-OFF       CUT-OFF         CUT-OFF         CUT-OFF
MORTGAGE           MORTGAGE     CUT-OFF DATE       DATE           DATE            DATE            DATE
INTEREST RATES       LOANS        BALANCE         BALANCE       BALANCE         BALANCE         BALANCE
----------------- ---------- ----------------- ------------ --------------- --------------- ---------------
7.2501 - 7.5000         1     $  101,000,000        7.92%    $101,000,000    $101,000,000    $101,000,000
7.5001 - 7.7500         1         29,978,826        2.35       29,978,826      29,978,826      29,978,826
7.7501 - 8.0000        18        324,765,529       25.48          839,427     145,831,430      18,042,529
8.0001 - 8.2500        50        352,726,473       27.67          721,765      28,331,922       7,054,529
8.2501 - 8.5000        54        325,690,210       25.55          652,218      31,468,201       6,031,300
8.5001 - 8.7500        34         93,069,078        7.30          507,960      13,947,530       2,737,326
8.7501 - 9.0000        12         37,304,834        2.93          546,974      12,123,647       3,108,736
9.0001 - 9.2500         4          9,267,732        0.73          367,295       5,786,500       2,316,933
9.5001 - 9.6300         1            904,541        0.07          904,541         904,541         904,541
                       --     --------------      ------
Total/Avg./Wtd.
 Avg./Min/Max:        175     $1,274,707,224      100.00%    $    367,295    $145,831,430    $  7,284,041
                      ===     ==============      ======



                                         WEIGHTED               WEIGHTED
                    MINIMUM    MAXIMUM    AVERAGE               AVERAGE                             WEIGHTED
                     DEBT       DEBT       DEBT     WEIGHTED   REMAINING    MINIMUM     MAXIMUM     AVERAGE
RANGE OF            SERVICE    SERVICE    SERVICE    AVERAGE    TERM TO     CUT-OFF     CUT-OFF     CUT-OFF
MORTGAGE           COVERAGE   COVERAGE   COVERAGE   MORTGAGE    MATURITY      DATE        DATE        DATE
INTEREST RATES       RATIO      RATIO      RATIO      RATE       (MOS)        LTV         LTV         LTV
----------------- ---------- ---------- ---------- ---------- ----------- ----------- ----------- -----------
7.2501 - 7.5000       2.17x      2.17x      2.17x     7.437%      118.0       46.54%      46.54%      46.54%
7.5001 - 7.7500       1.47       1.47       1.47      7.750       119.0       65.31       65.31       65.31
7.7501 - 8.0000       1.17       1.58       1.44      7.907       119.1       58.33       84.69       65.91
8.0001 - 8.2500       1.15       1.68       1.27      8.159       118.0       49.14       80.00       74.57
8.2501 - 8.5000       1.18       2.07       1.37      8.364       122.9       44.45       84.82       71.54
8.5001 - 8.7500       1.20       1.97       1.35      8.661       114.2       56.71       79.82       69.37
8.7501 - 9.0000       1.24       1.49       1.35      8.904       113.1       61.31       80.63       70.01
9.0001 - 9.2500       1.25       1.42       1.37      9.195       112.1       58.93       79.85       68.69
9.5001 - 9.6300       1.20       1.20       1.20      9.630       173.0       60.30       60.30       60.30
Total/Avg./Wtd.
 Avg./Min/Max:        1.15x      2.17x      1.43x     8.147%      119.1       44.45%      84.82%      68.58%

                      DISTRIBUTION OF AMORTIZATION TYPES




                                                   PERCENTAGE
                                                       OF
                       NUMBER                       AGGREGATE     MINIMUM        MAXIMUM        AVERAGE
                         OF                          CUT-OFF      CUT-OFF        CUT-OFF        CUT-OFF
                      MORTGAGE     CUT-OFF DATE       DATE          DATE           DATE           DATE
AMORTIZATION TYPE       LOANS        BALANCE         BALANCE      BALANCE        BALANCE        BALANCE
-------------------- ---------- ----------------- ------------ ------------- --------------- -------------
Amortizing Balloon       143(1)  $  909,896,397       71.38%    $   367,295   $145,831,430    $ 6,362,912
Hyperamortizing           30        360,962,673       28.32       1,881,300     49,966,246     12,032,089
Fully Amortizing           2          3,848,154        0.30         904,541      2,943,612      1,924,077
                        ----     --------------      ------
Total/Avg./Wtd.
 Avg./Min/Max:           175     $1,274,707,224      100.00%    $   367,295   $145,831,430    $ 7,284,041
                        ====     ==============      ======



                                            WEIGHTED               WEIGHTED
                       MINIMUM    MAXIMUM    AVERAGE               AVERAGE                             WEIGHTED
                        DEBT       DEBT       DEBT     WEIGHTED   REMAINING    MINIMUM     MAXIMUM     AVERAGE
                       SERVICE    SERVICE    SERVICE    AVERAGE    TERM TO     CUT-OFF     CUT-OFF     CUT-OFF
                      COVERAGE   COVERAGE   COVERAGE   MORTGAGE    MATURITY      DATE        DATE        DATE
AMORTIZATION TYPE       RATIO      RATIO      RATIO      RATE       (MOS)        LTV         LTV         LTV
-------------------- ---------- ---------- ---------- ---------- ----------- ----------- ----------- -----------
Amortizing Balloon       1.15x      2.17x      1.43x     8.091%      119.8       46.54%      84.82%      68.56%
Hyperamortizing          1.20       2.07       1.42      8.287       117.4       44.45       79.91       68.60
Fully Amortizing         1.20       1.31       1.28      8.506       129.4       60.30       75.00       71.54
Total/Avg./Wtd.
 Avg./Min/Max:           1.15x      2.17x      1.43x     8.147%      119.1       44.45%      84.82%      68.58%

(1) Figure includes three loans with interest only periods as more particularly described elsewhere in this Annex A.

               DISTRIBUTION OF CUT-OFF DATE LOAN TO VALUE RATIOS




                                               PERCENTAGE
                                                   OF
RANGE OF           NUMBER                       AGGREGATE      MINIMUM        MAXIMUM        AVERAGE
CUT-OFF DATE         OF                          CUT-OFF       CUT-OFF        CUT-OFF        CUT-OFF
LOAN-TO-VALUE     MORTGAGE     CUT-OFF DATE       DATE          DATE           DATE           DATE
RATIOS              LOANS        BALANCE         BALANCE       BALANCE        BALANCE        BALANCE
---------------- ---------- ----------------- ------------ -------------- -------------- --------------
40.1 - 45.0            1     $   31,468,201        2.47%    $31,468,201    $ 31,468,201   $31,468,201
45.1 - 50.0            2        101,948,369        8.00         948,369     101,000,000    50,974,185
50.1 - 55.0            3          7,739,417        0.61       1,098,192       3,786,431     2,579,806
55.1 - 60.0            7        161,943,684       12.70         507,960     145,831,430    23,134,812
60.1 - 65.0           20        103,637,169        8.13         632,405      49,966,246     5,181,858
65.1 - 70.0           31        151,049,107       11.85         664,045      29,978,826     4,872,552
70.1 - 75.0           49        274,130,616       21.51         546,974      29,800,000     5,594,502
75.1 - 80.0           59        430,136,048       33.74         367,295      28,340,494     7,290,441
80.1 - 85.0            3         12,654,613        0.99       1,572,308       6,085,660     4,218,204
                      --     --------------      ------
Total/Avg./Wtd.
 Avg./Min/Max:       175     $1,274,707,224      100.00%    $   367,295    $145,831,430   $ 7,284,041
                     ===     ==============      ======



                                        WEIGHTED               WEIGHTED
                   MINIMUM    MAXIMUM    AVERAGE               AVERAGE                             WEIGHTED
RANGE OF            DEBT       DEBT       DEBT     WEIGHTED   REMAINING    MINIMUM     MAXIMUM     AVERAGE
CUT-OFF DATE       SERVICE    SERVICE    SERVICE    AVERAGE    TERM TO     CUT-OFF     CUT-OFF     CUT-OFF
LOAN-TO-VALUE     COVERAGE   COVERAGE   COVERAGE   MORTGAGE    MATURITY      DATE        DATE        DATE
RATIOS              RATIO      RATIO      RATIO      RATE       (MOS)        LTV         LTV         LTV
---------------- ---------- ---------- ---------- ---------- ----------- ----------- ----------- -----------
40.1 - 45.0          2.03x      2.03x      2.03x     8.444%      119.0       44.45%      44.45%      44.45%
45.1 - 50.0          1.52       2.17       2.16      7.444       118.0       46.54       49.14       46.56
50.1 - 55.0          1.42       2.07       1.75      8.272       116.9       50.49       54.38       53.69
55.1 - 60.0          1.24       1.97       1.58      7.952       117.9       56.44       59.76       58.27
60.1 - 65.0          1.20       1.63       1.42      8.220       118.0       60.13       64.90       62.96
65.1 - 70.0          1.15       1.65       1.35      8.220       117.5       65.31       69.96       67.76
70.1 - 75.0          1.19       1.49       1.29      8.392       122.9       70.56       75.00       73.17
75.1 - 80.0          1.20       1.55       1.26      8.159       117.2       75.07       80.00       77.97
80.1 - 85.0          1.17       1.49       1.21      8.342       159.9       80.63       84.82       84.25
Total/Avg./Wtd.
 Avg./Min/Max:       1.15x      2.17x      1.43x     8.147%      119.1       44.45%      84.82%      68.58%

                 DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE




                                                 PERCENTAGE
                                                     OF
                    NUMBER                        AGGREGATE     MINIMUM        MAXIMUM         AVERAGE
                      OF                           CUT-OFF      CUT-OFF        CUT-OFF         CUT-OFF
                   MORTGAGED     CUT-OFF DATE       DATE          DATE           DATE           DATE
PROPERTY STATE    PROPERTIES       BALANCE         BALANCE      BALANCE        BALANCE         BALANCE
---------------- ------------ ----------------- ------------ ------------- --------------- --------------
Arizona                 7      $  160,602,136       12.60%    $   632,405   $145,831,430    $22,943,162
Florida                18         136,608,723       10.72         652,218     29,800,000      7,589,374
California             19         126,030,393        9.89         948,369     19,556,631      6,633,179
Virginia                6         125,025,894        9.81         972,478    101,000,000     20,837,649
Texas                  28         123,280,284        9.67         546,974     15,252,319      4,402,867
New York               14          72,889,659        5.72         589,904     29,978,826      5,206,404
Colorado                3          53,814,748        4.22       1,210,266     49,966,246     17,938,249
Nevada                  6          49,806,601        3.91       1,953,756     25,472,358      8,301,100
Pennsylvania           10          45,039,347        3.53       1,095,911     10,481,894      4,503,935
Maryland                6          43,562,322        3.42       1,743,813     18,068,851      7,260,387
Connecticut             8          41,967,857        3.29         387,030     13,976,203      5,245,982
North Carolina          7          37,813,320        2.97       1,996,709     15,082,077      5,401,903
Massachusetts           5          37,446,311        2.94       2,416,032      9,668,831      7,489,262
New Jersey              6          27,649,482        2.17       1,297,834     12,960,000      4,608,247
Minnesota               6          27,330,181        2.14       1,078,500     13,947,530      4,555,030
Michigan                4          24,134,678        1.89       2,994,976     11,882,403      6,033,670
Georgia                 5          24,003,721        1.88         951,204     13,286,010      4,800,744
Washington              6          23,804,587        1.87       2,348,452      8,694,103      3,967,431
Illinois                7          18,578,346        1.46         134,895      6,483,295      2,654,049
South Carolina          3          16,420,526        1.29       3,524,037      8,099,445      5,473,509
New Mexico              2           8,810,794        0.69       3,496,165      5,314,629      4,405,397
Oregon                  2           6,835,978        0.54       1,994,979      4,840,999      3,417,989
Utah                    1           6,495,813        0.51       6,495,813      6,495,813      6,495,813
Idaho                   1           6,395,852        0.50       6,395,852      6,395,852      6,395,852
Ohio                    2           6,327,527        0.50       2,211,515      4,116,011      3,163,763
Vermont                 1           5,185,037        0.41       5,185,037      5,185,037      5,185,037
Kentucky                2           3,394,377        0.27       1,677,221      1,717,155      1,697,188
Alabama                 1           2,925,669        0.23       2,925,669      2,925,669      2,925,669
Wisconsin               1           2,919,727        0.23       2,919,727      2,919,727      2,919,727
Tennessee               1           2,672,175        0.21       2,672,175      2,672,175      2,672,175
Missouri                1           1,995,716        0.16       1,995,716      1,995,716      1,995,716
Rhode Island            3           1,897,538        0.15         367,295        798,215        632,513
Iowa                    3           1,330,212        0.10         269,789        786,886        443,404
Indiana                 1             872,266        0.07         872,266        872,266        872,266
Mississippi             1             839,427        0.07         839,427        839,427        839,427
                       --      --------------      ------
Total/Avg./Wtd.
 Avg./Min/Max:        197      $1,274,707,224      100.00%    $   134,895   $145,831,430    $ 6,470,595
                      ===      ==============      ======



                                        WEIGHTED               WEIGHTED
                   MINIMUM    MAXIMUM    AVERAGE               AVERAGE                             WEIGHTED
                    DEBT       DEBT       DEBT     WEIGHTED   REMAINING    MINIMUM     MAXIMUM     AVERAGE
                   SERVICE    SERVICE    SERVICE    AVERAGE    TERM TO     CUT-OFF     CUT-OFF     CUT-OFF
                  COVERAGE   COVERAGE   COVERAGE   MORTGAGE    MATURITY      DATE        DATE        DATE
PROPERTY STATE      RATIO      RATIO      RATIO      RATE       (MOS)        LTV         LTV         LTV
---------------- ---------- ---------- ---------- ---------- ----------- ----------- ----------- -----------
Arizona              1.20x      2.03x      1.56x     7.942%      118.0       44.45%      79.69%      59.23%
Florida              1.19       2.03       1.30      8.195       130.0       44.45       78.74       74.53
California           1.20       1.62       1.29      8.275       116.5       49.14       79.87       71.95
Virginia             1.23       2.17       2.00      7.621       117.5       46.54       79.91       51.54
Texas                1.20       1.63       1.30      8.206       117.3       57.41       79.91       74.93
New York             1.20       1.47       1.34      8.086       118.7       60.30       77.44       70.17
Colorado             1.28       1.48       1.47      7.981       118.8       63.25       74.48       64.05
Nevada               1.23       1.42       1.25      8.215       117.5       54.38       78.38       75.66
Pennsylvania         1.17       1.48       1.35      8.313       123.7       64.90       84.69       75.44
Maryland             1.27       2.03       1.44      8.256       117.3       44.45       72.28       66.17
Connecticut          1.24       1.49       1.31      8.487       116.0       69.68       80.63       74.30
North Carolina       1.23       1.65       1.35      8.255       117.5       65.53       79.91       74.59
Massachusetts        1.25       1.40       1.30      8.481       114.9       69.78       74.95       73.04
New Jersey           1.23       2.03       1.41      8.236       115.5       44.45       80.00       70.92
Minnesota            1.15       1.52       1.26      8.547       116.5       62.94       78.65       73.39
Michigan             1.20       2.07       1.37      8.277       117.8       54.09       79.29       74.89
Georgia              1.23       1.41       1.25      8.286       117.6       63.57       79.67       69.67
Washington           1.20       1.31       1.25      8.106       118.7       61.25       76.66       70.76
Illinois             1.18       1.50       1.32      8.397       128.2       59.07       84.82       75.12
South Carolina       1.23       1.36       1.27      8.328       117.6       74.95       77.88       77.02
New Mexico           1.68       2.03       1.89      8.303       118.6       44.45       59.76       50.53
Oregon               1.24       1.34       1.27      7.997       116.4       64.46       78.72       74.56
Utah                 1.33       1.33       1.33      8.200       119.0       73.15       73.15       73.15
Idaho                1.26       1.26       1.26      8.170       119.0       75.25       75.25       75.25
Ohio                 1.23       2.03       1.51      8.389       118.3       44.45       73.50       63.35
Vermont              1.46       1.46       1.46      8.750       117.0       64.01       64.01       64.01
Kentucky             1.25       1.27       1.26      8.350       117.0       76.24       78.05       77.16
Alabama              2.03       2.03       2.03      8.444       119.0       44.45       44.45       44.45
Wisconsin            1.27       1.27       1.27      8.000       117.0       78.70       78.70       78.70
Tennessee            2.03       2.03       2.03      8.444       119.0       44.45       44.45       44.45
Missouri             1.21       1.21       1.21      8.200       116.0       76.76       76.76       76.76
Rhode Island         1.25       1.29       1.27      8.761       115.0       73.20       79.85       77.27
Iowa                 1.29       1.29       1.29      8.690       116.0       74.94       74.94       74.94
Indiana              1.27       1.27       1.27      8.770       115.0       62.30       62.30       62.30
Mississippi          1.31       1.31       1.31      7.920       119.0       76.31       76.31       76.31
Total/Avg./Wtd.
 Avg./Min/Max:       1.15x      2.17x      1.43x     8.147%      119.1       44.45%      84.82%      68.58%

                 DISTRIBUTION OF REMAINING AMORTIZATION TERMS




                                              PERCENTAGE
                                                  OF
RANGE OF           NUMBER                      AGGREGATE     MINIMUM        MAXIMUM        AVERAGE
REMAINING            OF                         CUT-OFF      CUT-OFF        CUT-OFF        CUT-OFF
AMORTIZATION      MORTGAGE    CUT-OFF DATE       DATE          DATE           DATE           DATE
TERMS (MOS)         LOANS        BALANCE        BALANCE      BALANCE        BALANCE        BALANCE
---------------- ---------- ---------------- ------------ ------------- --------------- -------------
171 - 190              2     $    1,983,041       0.16%    $   904,541   $  1,078,500    $  991,520
231 - 250              1          1,881,300       0.15       1,881,300      1,881,300     1,881,300
271 - 290              1          4,116,011       0.32       4,116,011      4,116,011     4,116,011
291 - 310             35        134,234,558      10.53         507,960     31,468,201     3,835,273
311 - 330              3          3,028,070       0.24         652,218      1,503,586     1,009,357
331 - 360            133      1,129,464,245      88.61         367,295    145,831,430     8,492,212
                     ---     --------------     ------
Total/Avg./Wtd.
 Avg./Min/Max:       175     $1,274,707,224     100.00%    $   367,295   $145,831,430    $7,284,041
                     ===     ==============     ======



                                        WEIGHTED               WEIGHTED
                   MINIMUM    MAXIMUM    AVERAGE               AVERAGE                             WEIGHTED
RANGE OF            DEBT       DEBT       DEBT     WEIGHTED   REMAINING    MINIMUM     MAXIMUM     AVERAGE
REMAINING          SERVICE    SERVICE    SERVICE    AVERAGE    TERM TO     CUT-OFF     CUT-OFF     CUT-OFF
AMORTIZATION      COVERAGE   COVERAGE   COVERAGE   MORTGAGE    MATURITY      DATE        DATE        DATE
TERMS (MOS)         RATIO      RATIO      RATIO      RATE       (MOS)        LTV         LTV         LTV
---------------- ---------- ---------- ---------- ---------- ----------- ----------- ----------- -----------
171 - 190            1.15x      1.20x      1.17x     8.798%      173.0       60.30%      66.17%      63.49%
231 - 250            1.24       1.24       1.24      8.900       113.0       69.68       69.68       69.68
271 - 290            1.23       1.23       1.23      8.360       118.0       73.50       73.50       73.50
291 - 310            1.25       2.07       1.59      8.585       116.4       44.45       80.63       63.34
311 - 330            1.25       1.27       1.26      8.521       114.3       62.30       70.92       68.43
331 - 360            1.17       2.17       1.41      8.091       119.4       46.54       84.82       69.19
Total/Avg./Wtd.
 Avg./Min/Max:       1.15x      2.17x      1.43x     8.147%      119.1       44.45%      84.82%      68.58%

                   DISTRIBUTION OF ORIGINAL TERM TO MATURITY




                                                 PERCENTAGE
                                                     OF
                      NUMBER                      AGGREGATE    MINIMUM       MAXIMUM        AVERAGE
RANGE OF                OF                         CUT-OFF     CUT-OFF       CUT-OFF        CUT-OFF
ORIGINAL TERMS       MORTGAGE    CUT-OFF DATE       DATE         DATE          DATE           DATE
TO MATURITY (MOS)      LOANS        BALANCE        BALANCE     BALANCE       BALANCE        BALANCE
------------------- ---------- ---------------- ------------ ----------- --------------- -------------
60 - 83                   2     $    2,594,554       0.20%    $638,819    $  1,955,735    $1,297,277
84 - 120                167      1,216,097,324      95.40      367,295     145,831,430     7,282,020
121 - 180                 6         56,015,346       4.39      904,541      29,800,000     9,335,891
                        ---     --------------     ------
Total/Avg./Wtd.
 Avg./Min/Max:          175     $1,274,707,224     100.00%    $367,295    $145,831,430    $7,284,041
                        ===     ==============     ======



                                           WEIGHTED               WEIGHTED
                      MINIMUM    MAXIMUM    AVERAGE               AVERAGE                             WEIGHTED
                       DEBT       DEBT       DEBT     WEIGHTED   REMAINING    MINIMUM     MAXIMUM     AVERAGE
RANGE OF              SERVICE    SERVICE    SERVICE    AVERAGE    TERM TO     CUT-OFF     CUT-OFF     CUT-OFF
ORIGINAL TERMS       COVERAGE   COVERAGE   COVERAGE   MORTGAGE    MATURITY      DATE        DATE        DATE
TO MATURITY (MOS)      RATIO      RATIO      RATIO      RATE       (MOS)        LTV         LTV         LTV
------------------- ---------- ---------- ---------- ---------- ----------- ----------- ----------- -----------
60 - 83                 1.34x      1.55x      1.50x     8.873%       55.0       75.16%      75.95%      75.76%
84 - 120                1.20       2.17       1.44      8.140       117.2       44.45       80.63       68.19
121 - 180               1.15       1.23       1.20      8.270       163.5       60.30       84.82       76.65
Total/Avg./Wtd.
 Avg./Min/Max:          1.15x      2.17x      1.43x     8.147%      119.1       44.45%      84.82%      68.58%

                  DISTRIBUTION OF REMAINING TERMS TO MATURITY




                                                 PERCENTAGE
                                                     OF
                      NUMBER                      AGGREGATE      MINIMUM        MAXIMUM        AVERAGE
RANGE OF                OF                         CUT-OFF       CUT-OFF        CUT-OFF        CUT-OFF
REMAINING TERMS      MORTGAGE    CUT-OFF DATE       DATE          DATE            DATE           DATE
TO MATURITY (MOS)      LOANS        BALANCE        BALANCE       BALANCE        BALANCE        BALANCE
------------------- ---------- ---------------- ------------ -------------- --------------- -------------
51 - 70                   2     $    2,594,554       0.20%    $    638,819   $  1,955,735    $ 1,297,277
91 - 110                  3         14,483,673       1.14          972,478      8,833,493      4,827,891
111 - 120               164      1,201,613,650      94.27          367,295    145,831,430      7,326,913
121 - 130                 1         13,150,000       1.03       13,150,000     13,150,000     13,150,000
151 - 170                 1          6,085,660       0.48        6,085,660      6,085,660      6,085,660
171 - 190                 4         36,779,686       2.89          904,541     29,800,000      9,194,921
                        ---     --------------     ------
Total/Avg./Wtd.
 Avg./Min/Max:          175     $1,274,707,224     100.00%    $    367,295   $145,831,430    $ 7,284,041
                        ===     ==============     ======



                                           WEIGHTED               WEIGHTED
                      MINIMUM    MAXIMUM    AVERAGE               AVERAGE                             WEIGHTED
                       DEBT       DEBT       DEBT     WEIGHTED   REMAINING    MINIMUM     MAXIMUM     AVERAGE
RANGE OF              SERVICE    SERVICE    SERVICE    AVERAGE    TERM TO     CUT-OFF     CUT-OFF     CUT-OFF
REMAINING TERMS      COVERAGE   COVERAGE   COVERAGE   MORTGAGE    MATURITY      DATE        DATE        DATE
TO MATURITY (MOS)      RATIO      RATIO      RATIO      RATE       (MOS)        LTV         LTV         LTV
------------------- ---------- ---------- ---------- ---------- ----------- ----------- ----------- -----------
51 - 70                 1.34x      1.55x      1.50x     8.873%       55.0       75.16%      75.95%      75.76%
91 - 110                1.25       1.31       1.29      8.623       109.4       61.31       72.41       68.80
111 - 120               1.20       2.17       1.44      8.134       117.3       44.45       80.63       68.19
121 - 130               1.23       1.23       1.23      8.050       129.0       76.68       76.68       76.68
151 - 170               1.18       1.18       1.18      8.500       156.0       84.82       84.82       84.82
171 - 190               1.15       1.20       1.19      8.310       177.1       60.30       84.69       75.29
Total/Avg./Wtd.
 Avg./Min/Max:          1.15x      2.17x      1.43x     8.147%      119.1       44.45%      84.82%      68.58%

                     DISTRIBUTION OF PREPAYMENT PROVISIONS




                                                        PERCENTAGE
                                                            OF
                            NUMBER                       AGGREGATE     MINIMUM        MAXIMUM        AVERAGE
                              OF                          CUT-OFF      CUT-OFF        CUT-OFF        CUT-OFF
                           MORTGAGE     CUT-OFF DATE       DATE          DATE           DATE           DATE
PREPAYMENT PROVISION         LOANS        BALANCE         BALANCE      BALANCE        BALANCE        BALANCE
------------------------- ---------- ----------------- ------------ ------------- --------------- -------------
Defeasance                    171     $1,247,980,138       97.90%    $   367,295   $145,831,430    $7,298,129
Greater of YM or 1% UPB         3         25,731,243        2.02       1,784,821     15,252,319     8,577,081
Declining Fee                   1            995,843        0.08         995,843        995,843       995,843
                              ---     --------------      ------
Total/Avg./Wtd.
 Avg./Min/Max:                175     $1,274,707,224      100.00%    $   367,295   $145,831,430    $7,284,041
                              ===     ==============      ======



                                                 WEIGHTED               WEIGHTED
                            MINIMUM    MAXIMUM    AVERAGE               AVERAGE                             WEIGHTED
                             DEBT       DEBT       DEBT     WEIGHTED   REMAINING    MINIMUM     MAXIMUM     AVERAGE
                            SERVICE    SERVICE    SERVICE    AVERAGE    TERM TO     CUT-OFF     CUT-OFF     CUT-OFF
                           COVERAGE   COVERAGE   COVERAGE   MORTGAGE    MATURITY      DATE        DATE        DATE
PREPAYMENT PROVISION         RATIO      RATIO      RATIO      RATE       (MOS)        LTV         LTV         LTV
------------------------- ---------- ---------- ---------- ---------- ----------- ----------- ----------- -----------
Defeasance                    1.15x      2.17x      1.43x     8.150%      119.2       44.45%      84.82%      68.44%
Greater of YM or 1% UPB       1.26       1.29       1.28      8.000       117.4       64.90       79.86       75.34
Declining Fee                 1.33       1.33       1.33      8.540       115.0       68.21       68.21       68.21
Total/Avg./Wtd.
 Avg./Min/Max:                1.15x      2.17x      1.43x     8.147%      119.1       44.45%      84.82%      68.58%